                                                                  EXHIBIT 10.23



                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT

                                 by and among

                         BALDWIN AMERICAS CORPORATION

                                     AND
                         BALDWIN TECHNOLOGY LIMITED,

                                 as Borrowers

                                     and

                       BALDWIN TECHNOLOGY COMPANY, INC.

                                     and

                      NATIONSBANK, NATIONAL ASSOCIATION

                                     AND
                         BANK OF BOSTON CONNECTICUT,

                                  as Lenders

                                     and

                      NATIONSBANK, NATIONAL ASSOCIATION,

                                   as Agent

                           As of December 31, 1995

                                TABLE OF CONTENTS

                                                                                                        Page

                                            ARTICLE I

                                      DEFINITIONS AND TERMS

1.1.           Definitions.............................................................................  2
               "Accounts"..............................................................................  2
               "Advance"...............................................................................  2
               "Affiliate".............................................................................  2
               "Agent's Alternative Currency Account(s)"...............................................  2
               "Agent's Dollar Account"................................................................  3
               "Alternative Currency"..................................................................  3
               "Alternative Currency Advance"..........................................................  3
               "Applicable Commitment Percentage"......................................................  3
               "Applicable Currency"...................................................................  3
               "Applicable Margin".....................................................................  3
               "Applicable Unused Fee Rate"............................................................  4
               "Assignment and Acceptance".............................................................  4
               "Authorized Officer"....................................................................  4
               "Available Commitment Certificate"......................................................  5
               "Baldwin Foreign Subsidiary"............................................................  5
               "Baldwin Guaranty"......................................................................  5
               "Baldwin Pledge Agreement"..............................................................  5
               "Baldwin Subsidiary"....................................................................  5
               "Baldwin Technology"....................................................................  5
               "Baldwin Technology Pledge Agreement"...................................................  5
               "BAM Foreign Subsidiary"................................................................  6
               "BAM Subsidiary"........................................................................  6
               "BAM Subsidiary Guaranty"...............................................................  6
               "Base Rate".............................................................................  6
               "Board".................................................................................  6
               "Borrower Subsidiary....................................................................  6
               "Borrowers' Alternative Currency Account(s)"............................................  6
               "Borrowers' Dollar Account".............................................................  7
               "Borrowers Pledge Agreement"............................................................  7
               "Borrowing Notice"......................................................................  7
               "BTL Subsidiary"........................................................................  7
               "BTL Foreign Subsidiary"................................................................  7
               "Business Day"..........................................................................  7
               "Capital Expenditures"..................................................................  7
               "Capitalized Lease Obligation"..........................................................  7
               "Capitalized Leases"....................................................................  8
               "Closing Date"..........................................................................  8
               "Code"..................................................................................  8
               "Collateral"............................................................................  8
               "Consolidated Cash Flow"................................................................  8
               "Consolidated Fixed Charge Ratio".......................................................  8
               "Consolidated Fixed Charges"............................................................  8
               "Consolidated Funded Debt"..............................................................  8
               "Consolidated Group"....................................................................  8

                                                                                                       Page
               "Consolidated Indebtedness for Money Borrowed"..........................................  9
               "Consolidated Indebtedness for Money

                  Borrowed/Cash Flow Ratio"............................................................  9
               "Consolidated Interest Expense".........................................................  9
               "Consolidated Net Income"...............................................................  9
               "Consolidated Net Tangible Assets"...................................................... 10
               "Consolidated Net Worth"................................................................ 10
               "Consolidated Operating EBIT"........................................................... 10
               "Consolidated Total Assets"............................................................. 10
               "Consolidated Total Capitalization"..................................................... 10
               "Consolidated Total Indebtedness"....................................................... 10
               "Contingent Obligation"................................................................. 10
               "Current Debt".......................................................................... 11
               "Current Ratio"......................................................................... 11
               "Default"............................................................................... 11
               "Dollar Advance"........................................................................ 12
               "Dollars"............................................................................... 12
               "Eligible Capital Stock"................................................................ 12
               "Enkel International"................................................................... 12
               "Enkel Pledge Agreement"................................................................ 12
               "Environmental Laws".................................................................... 12
               "Equivalent Alternative Currency Amount"................................................ 12
               "Equivalent Dollar Amount".............................................................. 12
               "ERISA"................................................................................. 13
               "Event of Default"...................................................................... 13
               "Exchange" or "Exchanged"............................................................... 13
               "Exchange Act".......................................................................... 13
               "Existing Capitalized Leases"........................................................... 13
               "Federal Funds Effective Rate".......................................................... 13
               "Fiscal Quarter"........................................................................ 13
               "Fiscal Year"........................................................................... 13
               "Fixed Assets".......................................................................... 13
               "Funded Debt"........................................................................... 14
               "Generally Accepted Accounting Principles" or

                  "GAAP"............................................................................... 14
               "Guaranties"............................................................................ 14
               "Guarantors"............................................................................ 14
               "Hazardous Material".................................................................... 14
               "Indebtedness" or "Debt"................................................................ 14
               "Indebtedness for Money Borrowed"....................................................... 15
               "Intercreditor Agreement"............................................................... 15
               "Interest Period"....................................................................... 15
               "Inventory"............................................................................. 16
               "Investment"............................................................................ 16
               "Lending Office"........................................................................ 16
               "LIBOR Business Day".................................................................... 16
               "LIBOR Loan"............................................................................ 16
               "LIBOR Rate"............................................................................ 16
               "Lien".................................................................................. 16
               "Loan" or "Loans"....................................................................... 17
               "Loan Documents"........................................................................ 17

                                                                                                       Page

               "Material Adverse Effect"............................................................... 17
               "Multiemployer Plan".................................................................... 17
               "Notice of Alternative Currency Borrowing".............................................. 17
               "Notice of Dollar Borrowing"............................................................ 17
               "Obligations"........................................................................... 17
               "Permitted Encumbrances"................................................................ 17
               "Person"................................................................................ 17
               "Plan".................................................................................. 17
               "Pledge Agreements...................................................................... 18
               "Pledged Baldwin Technology Subsidiary Stock"........................................... 18
               "Pledged BAM Subsidiary Stock".......................................................... 18
               "Pledged Borrower Stock................................................................. 18
               "Pledged Borrower Subsidiary Stock"..................................................... 18
               "Pledged BTL Subsidiary Stock".......................................................... 18
               "Pledged Enkel Subsidiary Stock"........................................................ 18
               "Pledged Sector Subsidiary Stock"....................................................... 18
               "Pledged Stock.......................................................................... 18
               "Prime Loan"............................................................................ 18
               "Prime Rate"............................................................................ 19
               "Principal Office"...................................................................... 19
               "Rate Change Date"...................................................................... 19
               "Rate Hedging Obligations".............................................................. 19
               "Regulation D".......................................................................... 19
               "Regulatory Change"..................................................................... 19
               "Related Person"........................................................................ 20
               "Required Lenders"...................................................................... 20
               "Reserve Requirement"................................................................... 20
               "Restricted Payments"................................................................... 20
               "Revolving Credit Facility"............................................................. 20
               "Revolving Credit Notes"................................................................ 21
               "Revolving Credit Termination Date"..................................................... 21
               "Revolving Loan Commitment"............................................................. 21
               "SEC"................................................................................... 21
               "Sector Subsidiary...................................................................... 21
               "Sector Subsidiary Guaranty"............................................................ 21
               "Security Instruments".................................................................. 21
               "Senior Note Agreement"................................................................. 21
               "Senior Note Documents" ................................................................ 22
               "Significant Subsidiary"................................................................ 22
               "Single Employer Plan".................................................................. 22
               "Solvent"............................................................................... 22
               "Special Charges"....................................................................... 22
               "Subsidiary"............................................................................ 23
               "Total Commitment"...................................................................... 23
               "Unavailable Commitment Amount"......................................................... 23
               "Voting Stock".......................................................................... 23

1.2.           Accounting Terms........................................................................ 23
1.3.           Other Terms............................................................................. 23

                                                                                                       Page

                                   ARTICLE II

                            REVOLVING CREDIT FACILITY

2.1.           Commitment.............................................................................. 24
2.2.           Amounts................................................................................. 24
2.3.           Advances................................................................................ 25
2.4.           Payment of Interest..................................................................... 26
2.5.           Payment of Principal.................................................................... 27
2.6.           Use of Proceeds......................................................................... 28
2.7.           Notes................................................................................... 28
2.8.           Pro Rata Payments....................................................................... 29
2.9.           Voluntary Reduction in Commitment....................................................... 29
2.10.          Prepayment of Loans..................................................................... 29
2.11.          Conversions and Elections of Interest Periods........................................... 30
2.12.          Fees.................................................................................... 30
2.13.          Deficiency Advances..................................................................... 31
2.14.          Unavailable Commitment Amount; Reduction in
               Commitment.............................................................................. 31
2.15.          Authority to Debit Borrower Account..................................................... 32

                                           ARTICLE III

                                 YIELD PROTECTION AND ILLEGALITY

3.1.           Additional Costs........................................................................ 32
3.2.           Suspension of Loans..................................................................... 34
3.3.           Illegality.............................................................................. 35
3.4.           Compensation............................................................................ 35
3.5.           Substitution of Loans................................................................... 36

                                           ARTICLE IV

                                   CONDITIONS TO MAKING LOANS

4.1.           Conditions of Initial Advance........................................................... 36
4.2.           Conditions of Loans..................................................................... 39

                                            ARTICLE V

                                      SECURITY; GUARANTIES

5.1.           Security................................................................................ 40
5.2.           Guaranty................................................................................ 40
5.3.           New Subsidiaries........................................................................ 40
5.4.           Certain Stock Owned by Sector Subsidiaries and
               Other Baldwin Subsidiaries.............................................................. 41
5.5.           Filing and Recording Instruments........................................................ 41
5.6.           Further Assurances...................................................................... 41

                                                                                                      Page

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

6.1.           Organization, Etc....................................................................... 42
6.2.           Business; Financial Statements.......................................................... 42
6.3.           Actions Pending......................................................................... 43
6.4.           Title to Properties..................................................................... 44
6.5.           Tax Returns and Payments................................................................ 44
6.6.           Conflicting Agreements and Other Matters................................................ 45
6.7.           ERISA................................................................................... 45
6.8.           Environmental Matters................................................................... 47
6.9.           Labor Relations......................................................................... 48
6.10.          Disclosure.............................................................................. 48
6.11.          Status Under Certain Federal Statutes................................................... 48
6.12.          Margin Stock............................................................................ 49
6.13.          No Consents, Etc........................................................................ 49
6.14.          Solvency................................................................................ 49
6.15.          Restrictions on Dividends............................................................... 50
6.16.          No Senior or Equal Debt................................................................. 50
6.17.          Survival of Warranties and Representations.............................................. 50

                                           ARTICLE VII

                                      AFFIRMATIVE COVENANTS

7.1.           Financial Reporting..................................................................... 50
7.2.           Inspection of Property.................................................................. 55
7.3.           Corporate Existence, Etc................................................................ 55
7.4.           Payment of Taxes and Claims............................................................. 55
7.5.           Compliance with Laws, Etc............................................................... 56
7.6.           Maintenance of Properties............................................................... 56
7.7.           Insurance............................................................................... 56
7.8.           Scope of Business....................................................................... 56
7.9.           Environmental Compliance................................................................ 56
7.10.          Maintenance of Books and Records........................................................ 57
7.11.          Payment of Trade Payables............................................................... 58
7.12.          Pay Indebtedness to Lenders and Perform other
               Covenants............................................................................... 58
7.13.          Environmental Reports................................................................... 58
7.14.          Notice of Discharge of Hazardous Material or
               Environmental Complaint................................................................. 58
7.15.          Indemnification......................................................................... 59
7.16.          Further Assurances...................................................................... 59
7.17.          Use of Proceeds......................................................................... 59
7.18.          New Subsidiaries........................................................................ 59

                                                                                                      Page

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

8.1.           Financial Covenants..................................................................... 60
8.2.           Restricted Payments..................................................................... 62
8.3.           Liens and Other Restrictions............................................................ 63
8.4.           Indebtedness............................................................................ 71
8.5.           Compliance with ERISA................................................................... 73
8.6.           Tax Sharing............................................................................. 75
8.7.           Fiscal Year............................................................................. 75
8.8.           Amendments to Agreements................................................................ 75
8.9.           Ownership of Borrower and Guarantor Stock............................................... 75

                                           ARTICLE IX

                               EVENTS OF DEFAULT AND ACCELERATION

9.1.           Events of Default....................................................................... 75
9.2.           Agent to Act............................................................................ 79
9.3.           Cumulative Rights....................................................................... 79
9.4.           No Waiver............................................................................... 79
9.5.           Allocation of Proceeds.................................................................. 79

                                            ARTICLE X

                                            THE AGENT

10.1.          Appointment............................................................................. 80
10.2.          Attorneys-in-fact....................................................................... 80
10.3.          Limitation on Liability................................................................. 80
10.4.          Reliance................................................................................ 80
10.5.          Notice of Default....................................................................... 81
10.6.          No Representations...................................................................... 81
10.7.          Indemnification......................................................................... 82
10.8.          Lender.................................................................................. 82
10.9.          Resignation............................................................................. 82
10.10.         Sharing of Payments, Etc................................................................ 83
10.11.         Fees.................................................................................... 83

                                           ARTICLE XI

                                          MISCELLANEOUS

11.1.          Assignments and Participations.......................................................... 84
11.2.          Notices................................................................................. 86
11.3.          Setoff.................................................................................. 88
11.4.          Survival................................................................................ 88
11.5.          Expenses................................................................................ 89
11.6.          Amendments.............................................................................. 89
11.7.          Counterparts............................................................................ 90

                                                                                                      Page

11.8.          Termination............................................................................. 90
11.9.          GOVERNING LAW........................................................................... 91
11.10.         Representation and Warranty of the Lenders.............................................. 91
11.11.         Agreement Controls...................................................................... 91
11.12.         CONSENT TO JURISDICTION; OTHER WAIVERS.................................................. 91

EXHIBIT A      Applicable Commitment Percentages.......................................................A-1
EXHIBIT B      Form of Assignment and Acceptance.......................................................B-1
EXHIBIT C      Form of Available Commitment Certificate................................................C-1
EXHIBIT D      Notice of Dollar Borrowing..............................................................D-1
EXHIBIT D      Notice of Alternative Currency Borrowing................................................D-3
EXHIBIT E      Form of Revolving Credit Promissory Note................................................E-1
EXHIBIT F      Form of Solvency Certificates...........................................................F-1

EXHIBIT G      Form of Opinions of Counsel for the Borrowers
               and the Guarantors......................................................................G-1
EXHIBIT G      Form of Opinion of Bermuda Counsel for BTL..............................................G-2
EXHIBIT H      Form of BTL Note Pledge Agreement.......................................................H-1

EXHIBIT I      Form of Notice of Appointment (or Revocation)
               of Authorized Officer...................................................................I-1

SCHEDULE 1.1-A           Alternative Currencies........................................................I-2
SCHEDULE 6.1             Incorporation, Foreign Qualification and
                         Ownership of Borrowers, Borrower
                         Subsidiaries and Baldwin Subsidiaries.........................................I-3

SCHEDULE 6.3             Actions Pending...............................................................I-4
SCHEDULE 8.3(a)          Indebtedness Secured by Liens.................................................I-5
SCHEDULE 8.3(f)          Transactions with Affiliates..................................................I-6
SCHEDULE 8.4(a)          Existing Junior Indebtedness..................................................I-7
SCHEDULE 8.4(b)          Existing Capitalized Leases...................................................I-8
SCHEDULE 9.1(k)          Permitted Holders of More than 49%
                         Voting Control of Baldwin.....................................................I-9

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of December 31, 1995 (as amended or supplemented from time to time, the "Agreement"), is made by and among:

         BALDWIN AMERICAS CORPORATION, a corporation organized and existing under the laws of the State of Delaware and currently having its principal executive office in Rosemont, Illinois ("BAM"), and BALDWIN TECHNOLOGY LIMITED, a corporation organized and existing under the laws of Bermuda and currently having its principal place of business in Hamilton, Bermuda ("BTL") (BAM and BTL being referred to collectively as the "Borrowers" and individually as a "Borrower");

         BALDWIN TECHNOLOGY COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware ("Baldwin"), of which BAM and BTL are wholly-owned Subsidiaries,

         NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (formerly known as NationsBank of North Carolina, National Association) ("NationsBank"), Bank of Boston Connecticut, a banking corporation organized and existing under the laws of the State of Connecticut ("Bank of Boston") and each other lender which may hereafter execute and deliver an Assignment and Acceptance (as defined below) with respect to this Agreement pursuant to Section 11.1 (hereinafter NationsBank, Bank of Boston and all such lenders may be referred to individually as a "Lender" or collectively as the "Lenders"); and

         NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (formerly known as NationsBank of North Carolina, National Association) in its capacity as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, Baldwin, the Lenders party thereto, and NationsBank, as Agent entered into that certain Revolving Credit Agreement dated as of November 23, 1993 (the "Initial Credit Agreement"), pursuant to which the Lenders thereunder made available to the Borrowers a revolving credit facility in the maximum aggregate principal amount outstanding at any time of $20,000,000; and

         WHEREAS, the Borrowers, Baldwin, NationsBank, as Lender, NationsBank, as Agent, and Bank of Boston entered into a First Amendment to Revolving Credit Agreement dated as of March 31, 1994 (the "First Amendment"); and

         WHEREAS, the Borrowers, Baldwin, NationsBank, as Agent, NationsBank and Bank of Boston, as Lenders entered into a Second Amendment to Revolving Credit Agreement dated as of August 1, 1995 (the "Second Amendment") (the Initial Credit Agreement, as amended by the First Amendment and the Second Amendment, being referred to as the "Existing Credit Agreement"); and

         WHEREAS, the parties wish to amend and restate the Existing Credit Agreement under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the Borrowers, Baldwin, the Lenders and the Agent hereby amend and restate the Existing Credit Agreement in its entirety as follows:

                                    ARTICLE I

                              DEFINITIONS AND TERMS

         1.1. DEFINITIONS. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "Accounts" means all accounts receivable owing to any Borrower or any of its consolidated Subsidiaries;

                  "Advance" means a borrowing of new funds under the Revolving Credit Facility consisting of the aggregate principal amount of a Prime Loan or a LIBOR Loan;

                  "Affiliate" means a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Borrower, a Borrower Subsidiary, Baldwin or a Baldwin Subsidiary; (ii) which beneficially owns or holds 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of a Borrower, a Borrower Subsidiary, Baldwin or a Baldwin Subsidiary; or (iii) 5% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Borrower, a Borrower Subsidiary, Baldwin or a Baldwin Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise;

                  "Agent's Alternative Currency Account(s)" means the account(s) of the Agent maintained by the Agent at the Principal Office or at such other location(s) specified in writing from time to time by the Agent to the Borrowers and the Lenders;

                  "Agent's Dollar Account" means the account of the Agent maintained by the Agent at the Principal Office;

                  "Alternative Currency" means any of the currencies specified in Schedule 1.1-A, and any other currency as to which all Lenders and the Borrowers from time to time may agree, in each case that is freely transferable and available to all Lenders in the London inter-bank deposit market;

                  "Alternative Currency Advance" means an Advance denominated in an Alternative Currency;

                  "Applicable Commitment Percentage" means, for each Lender, with respect to the Obligations hereunder, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Revolving Loan Commitment at the date of determination and the denominator of which shall be the Total Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in Exhibit A attached hereto and incorporated herein by reference; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 11.1 hereof;

                  "Applicable Currency" means any Alternative Currency selected by the Borrowers pursuant to Section 2.3(c);

                  "Applicable Margin" means (a) initially, 1.25%, and (b) commencing on the first Rate Change Date after December 31, 1996, the margin set forth below opposite the applicable Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio with respect to the LIBOR Loans:

                Consolidated
            Indebtedness for Money          Applicable
           Borrowed/Cash Flow Ratio           Margin
             Less than 2.00 to 1.00           1.00%

             Less than or equal to            1.25%
             2.50 to 1.00 and greater
             than or equal to 2.00
             to 1.00

             Greater than 2.50 to 1.00        1.50%

         provided, however, that the Applicable Margin shall be adjusted on each Rate Change Date from and after December 31, 1996, based upon the Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio for the period comprised of the four consecutive Fiscal Quarters ended on the immediately preceding Calculation Date, to be the margin set out above opposite the applicable Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio. Such change in the Applicable Margin shall be applicable to all LIBOR Loans extended, renewed, continued or converted on or after such Rate Change Date.

                  "Applicable Unused Fee Rate" means (a) initially, .375% per annum, and (b) commencing on the first Rate Change Date after December 31, 1996, the rate set forth below opposite the applicable

                Consolidated
           Indebtedness for Money                Applicable Unused
          Borrowed/Cash Flow Ratio                    Fee Rate

           Less than 2.00 to 1.00                     .300%

           Less than or equal to                      .375%
           2.50 to 1.00 and greater
           than or equal to 2.00
           to 1.00

           Greater than 2.50 to 1.00                  .450%

         provided, however, that the Applicable Unused Fee Rate shall be adjusted on each Rate Change Date from and after December 31, 1996, based upon the Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio for the period comprised of the four consecutive Fiscal Quarters ended on the immediately preceding Calculation Date, to be the margin set out above opposite the applicable Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio.

                  "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B attached hereto and incorporated herein by reference (with blanks appropriately filled in) executed by the assignor Lender, the assignee, the Agent and the Borrowers and delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 11.1;

                  "Authorized Officer" means (i) any of the Chairman, President, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents or Chief Financial Officer of any Borrower, or (ii) any other person expressly designated by any person described in clause (i) as an Authorized Officer for purposes of this Agreement, as set forth from time to time in a certificate to such effect delivered to the Agent in substantially the form of Exhibit I hereto;

                  "Available Commitment Certificate" means a certificate in the form set forth in Exhibit C attached hereto and incorporated herein by reference;

                  "Baldwin Foreign Subsidiary" means any Subsidiary of Baldwin (other than BAM, BTL, any Borrower Subsidiary or any Sector Subsidiary) that is organized and existing under the laws of a country other than the United States;

                  "Baldwin Guaranty" means that Amended and Restated Guaranty Agreement of even date herewith by and between Baldwin and the Agent, pursuant to which Baldwin has unconditionally guaranteed the payment and performance of the Obligations, as the same may be modified, amended, or supplemented from time to time as therein permitted;

                  "Baldwin Pledge Agreement" means that Amended and Restated Pledge Agreement of even date herewith by and between Baldwin and the Agent, pursuant to which Baldwin has assigned, transferred, pledged and set over unto the Agent for the benefit of the Lenders its Pledged Borrower Stock and Pledged Sector Subsidiary Stock, together with all dividends paid upon, all securities received in addition to and in exchange for, and all rights to subscribe for securities incident to, its Pledged Borrower Stock and Pledged Sector Subsidiary Stock, to secure the payment and performance of Baldwin's obligations pursuant to the Baldwin Guaranty and the Baldwin Pledge Agreement, as the same may be modified, amended or supplemented from time to time as therein permitted;

                  "Baldwin Subsidiary" means BAM, BTL, any Sector
         Subsidiary or any other Subsidiary of Baldwin;

                  "Baldwin Technology" means Baldwin Technology Corporation, a corporation organized and existing under the laws of the State of Connecticut, and a wholly-owned Subsidiary of BAM;

                  "Baldwin Technology Pledge Agreement" means that Amended and Restated Pledge Agreement of even date herewith by and between Baldwin Technology and the Agent, pursuant to which Baldwin Technology has assigned, transferred, pledged and set over unto the Agent for the benefit of the Lenders its Pledged Baldwin Technology Subsidiary Stock, together with all dividends paid upon, all securities received in addition to and in exchange for, and all rights to subscribe for securities incident to, its Pledged Baldwin Technology Subsidiary Stock, to secure the payment and performance of Baldwin Technology's obligations pursuant to the BAM Subsidiary Guaranty and the Baldwin Technology Pledge Agreement, as the same may be modified, amended or supplemented from time to time as therein permitted;

                  "BAM Foreign Subsidiary" means Enkel Foreign Sales Corporation or any other Subsidiary of BAM (other than Baldwin Technology, Kansa Corporation, Enkel Corporation, Misomex of North America, Inc. or Baldwin Graphic Systems, Inc.) that is organized and existing under the laws of a country other than the United States;

                  "BAM Subsidiary" means (i) Baldwin Technology, (ii) Kansa Corporation, a Kansas corporation, (iii) Enkel Corporation, a Delaware corporation, (iv) Enkel Foreign Sales Corporation, a United States Virgin Islands corporation, (v) Enkel International, (vi) Misomex of North America, Inc., a Delaware corporation, (vii) Baldwin Graphic Systems, Inc., a Delaware corporation, or (viii) any other Person that is, at any time, a Subsidiary of BAM;

                  "BAM Subsidiary Guaranty" means that Amended and Restated Guaranty Agreement of even date herewith by and among the BAM Subsidiaries (other than Enkel Foreign Sales Corporation and Enkel International) and the Agent, pursuant to which such BAM Subsidiaries have unconditionally, jointly and severally guaranteed the payment and performance of the Obligations, as the same may be modified, amended, or supplemented from time to time as therein permitted;

                  "Base Rate" means, with respect to a LIBOR Loan, in respect of the Interest Period specified by an Authorized Officer in the Borrowing Notice for such LIBOR Loan, the rate (expressed as a percentage and rounded upward if necessary to the nearest 1/100 of 1%) (which shall be the same for each day of such Interest Period) determined by the Agent in good faith in accordance with its usual procedures for its customers generally to be the average of the rates per annum for deposits in Dollars or the Applicable Currency (as the case may be) offered to major money center banks in the London interbank market at approximately 11:00 A.M. London time two (2) LIBOR Business Days prior to the commencement of the applicable Interest Period in an amount approximately equal to the principal amount of, and for a period comparable to the Interest Period for, such LIBOR Loan;

                  "Board" means the Board of Governors of the Federal Reserve System (or any successor body);

                  "Borrower Subsidiary" means any Subsidiary of a Borrower;

                  "Borrower Account" means the Borrowers' Dollar Account and the Borrowers' Alternative Currency Account, collectively;

                  "Borrowers' Alternative Currency Account(s)" means the account(s) of the Borrowers maintained by the Borrowers for Alternative Currency Advances specified in writing from time to time by the Borrowers and the Agent;

                  "Borrowers' Dollar Account" means (i) demand deposit account number 001-009-27-319 in the name of BAM and BTL with NationsBank of Georgia, National Association, or (ii) any successor account of the Borrowers with the Agent, which may be maintained at one or more offices of the Agent, or an agent for the Agent;

                  "Borrowers Pledge Agreement" means that Amended and Restated Pledge Agreement of even date herewith by and between each Borrower and the Agent, pursuant to which each Borrower has assigned, transferred, pledged and set over unto the Agent for the benefit of the Lenders its Pledged Borrower Subsidiary Stock, together with all dividends paid upon, all securities received in addition to and in exchange for, and all rights to subscribe for securities incident to, its Pledged Borrower Subsidiary Stock, to secure the payment and performance of the Obligations, as the same may be modified, amended or supplemented from time to time as therein permitted;

                  "Borrowing Notice" means a Notice of Dollar Borrowing or a Notice of Alternative Currency Borrower;

                  "BTL Subsidiary" means, at any time, any Subsidiary of BTL;

                  "BTL Foreign Subsidiary" means any Subsidiary of BTL that is organized and existing under the laws of a country other than the United States;

                  "Business Day" means any day which is not a Saturday, Sunday or legal holiday and which is a day on which NationsBank is open for business generally with the public in the State of North Carolina and commercial banks are not authorized or required to be closed in New York City;

                  "Calculation Date" means the last day of each Fiscal
         Quarter;

                  "Capital Expenditures" means for any period the sum of (i) the aggregate gross amount of additions to property, plant and equipment (which are classified as such in accordance with GAAP and have a useful life in excess of one year) of Baldwin and its Subsidiaries during such period plus (ii) with respect to any Capitalized Lease entered into by Baldwin or any Baldwin Subsidiary during such period, the capitalized amount of the obligations of Baldwin or such Subsidiary with respect to such Capitalized Lease determined in accordance with GAAP applied on a consistent basis;

                  "Capitalized Lease Obligation" means any payment obligation under or with respect to any Capitalized Lease;

                  "Capitalized Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof;

                  "Closing Date" means the date as of which this Agreement is executed by the Borrowers, the Agent and NationsBank and on which the conditions set forth in Section 4.1 hereof have been satisfied or waived by NationsBank;

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time;

                  "Collateral" means all assets, instruments and other properties, real, personal and intellectual, and interests now or hereafter subject to a Lien granted pursuant to any Security Instrument and all products and proceeds thereof;

                  "Consolidated Cash Flow" means, with respect to Baldwin and its Subsidiaries for any period, the aggregate sum of (i) Consolidated Operating EBIT, plus (ii) depreciation and amortization, on a consolidated basis in accordance with GAAP;

                  "Consolidated Fixed Charge Ratio" means, with respect to Baldwin and its Subsidiaries for any period, the sum of (i) Consolidated Operating EBIT, (ii) depreciation and (iii) amortization, divided by Consolidated Fixed Charges, on a consolidated basis in accordance with GAAP (but excluding the effect of the capital expenditure by Misomex AB of SEK 22.4 million prior to July 5, 1995 to acquire certain buildings in Hagersten, Sweden that are occupied by Misomex AB), provided that for the purposes of calculating the Consolidated Fixed Charge Ratio for the period of four consecutive Fiscal Quarters ended December 31, 1995, March 31, 1996, June 30, 1996 or September 30, 1996, the effect of the Special Charges shall also be excluded;

                  "Consolidated Fixed Charges" means, with respect to Baldwin and its Subsidiaries for any period, the sum of (i) Consolidated Interest Expense, (ii) current maturities of Funded Debt, (iii) (to the extent not included in clause (ii)) current maturities of Capitalized Leases, (iv) dividend expense and (v) without duplication, other Capital Expenditures, on a consolidated basis in accordance with GAAP;

                  "Consolidated Funded Debt" means, as at any date of determination, the aggregate total Funded Debt of Baldwin and its Subsidiaries on a consolidated basis in accordance with GAAP;

                  "Consolidated Group" means Baldwin and its Subsidiaries, taken as a whole;

                  "Consolidated Indebtedness for Money Borrowed" means, at any date of determination, the aggregate total Indebtedness for Money Borrowed of Baldwin and its Subsidiaries on a consolidated basis in accordance with GAAP;

                  "Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio" means, with respect to Baldwin and its Subsidiaries for any period, (i) Consolidated Indebtedness for Money Borrowed as at the last day of such period, divided by (ii) Consolidated Cash Flow for such period, on a consolidated basis in accordance with GAAP;

                  "Consolidated Interest Expense" means, with respect to Baldwin and its Subsidiaries for any period, the gross interest expense of Baldwin and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis, including, without limitation, (i) the amortization of debt discounts, (ii) the amortization of all fees (including, without limitation, fees with respect to interest rate protection agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any Capitalized Lease allocable to interest expense. For purposes of the foregoing, gross interest expense shall be determined after (x) giving effect to any net payments made or received by Baldwin and its Subsidiaries with respect to interest rate protection agreements entered into as a hedge against interest rate exposure; and (y) excluding therefrom the gross interest expense of any Person accrued prior to the date it becomes a Subsidiary;

                  "Consolidated Net Income" means, with respect to any period, consolidated gross revenues of Baldwin and its Subsidiaries less all operating and non-operating expenses of Baldwin and its Subsidiaries including all charges of a proper character (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings which are included in gross revenues, amortization, depreciation and current additions to reserves), but not including in gross revenues any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of assets (other than Inventory and used equipment in the ordinary course of the business of Baldwin and its Subsidiaries), any earnings or losses attributable to any corporation which is not a Subsidiary of Baldwin, any gains arising from transactions of a nonrecurring and material nature, any gains arising from the sale or discontinuation of operations, any gains resulting from the write-up of assets, any equity of Baldwin or any of its Subsidiaries in the unremitted earnings of any corporation which is not a Subsidiary of Baldwin, any earnings of any Person acquired by Baldwin or any of its Subsidiaries through purchase, merger or consolidation or otherwise for any year prior to the year of acquisition, any revenues of Baldwin or any of its Subsidiaries from sales of goods or services to any other Subsidiary of Baldwin or to Baldwin, or any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary; all determined in accordance with GAAP;

                  "Consolidated Net Tangible Assets" means (i) Consolidated Total Assets, less (ii) the sum of (a) unamortized patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar intangibles; (b) unamortized debt discount and expense; and (c) all liabilities of Baldwin and its Subsidiaries on a consolidated basis as of the most recent balance sheet, determined in accordance with GAAP, other than Consolidated Funded Debt, minority interests and deferred taxes;

                  "Consolidated Net Worth" means, on any date as of which the amount thereof is to be determined, the shareholders' equity of Baldwin and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, except that such amount shall (i) include preferred stock (other than preferred stock which would not qualify as Eligible Capital Stock), and (ii) exclude non-cash losses from discontinued operations and any foreign exchange translation adjustments;

                  "Consolidated Operating EBIT" means, with respect to Baldwin and its Subsidiaries for any period, the sum of (i) Consolidated Net Income, (ii) Consolidated Interest Expense and (iii) (to the extent deducted in calculating Consolidated Net Income) current and deferred taxes on income and provision for taxes on unremitted foreign earnings which are included in gross revenues, all on a consolidated basis in accordance with GAAP;

                  "Consolidated Total Assets" means the aggregate total assets of Baldwin and its Subsidiaries on a consolidated basis as of the most recent balance sheet, determined in accordance with GAAP;

                  "Consolidated Total Capitalization" means (a) for purposes of
         Section 8.4(a)(iv) hereof, the sum of (i) Consolidated Funded Debt, plus (ii) Consolidated Net Worth; and (b) for purposes of Section 8.4(a)(v) hereof, the sum of (i) Consolidated Total Indebtedness plus

         (ii) Consolidated Net Worth;

                  "Consolidated Total Indebtedness" means the aggregate total Indebtedness of Baldwin and its Subsidiaries, on a consolidated basis in accordance with GAAP;

                  "Contingent Obligation" of any Person means any obliga-tion of such Person guaranteeing or in effect guaranteeing any

         Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

                           (i) to purchase such Indebtedness or other obligation of the primary obligor or any property or assets constituting security therefor;

                           (ii) to advance or supply funds in any manner (A) for
                  the purchase or payment of such Indebtedness or other obligation of the primary obligor, or (B) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation;

                           (iii) to grant or convey any lien, security interest,
                  pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation of the primary obligor;

                           (iv) to lease property or to purchase securities or
                  other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                           (v) otherwise to assure the owner of the Indebtedness or such obligation of the primary obligor against loss in respect thereof;

                  "Current Debt" means, as applied to any Person, (i) all Indebtedness of such Person that matures within one year or less from the date of its creation and is not renewable or extendable beyond such period at the option of such Person, including all payments in respect of Funded Debt that are required to be made within one year from the date of determination of such Funded Debt, and (ii) bankers and trade acceptances, whenever maturing;

                  "Current Ratio" shall mean on any date as of which the amount thereof is to be determined, the ratio of (a) the current assets of Baldwin and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, to (b) the current liabilities of Baldwin and its Subsidiaries, determined on a consolidated basis in accordance with GAAP;

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder;

                  "Dollar Advance" means an Advance denominated in Dollars;

                  "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America;

                  "Eligible Capital Stock" means any class or series of capital stock of Baldwin other than any class or series which has fixed payment obligations or is redeemable at the option of the holder unless such fixed payment obligations or repurchase obligations on exercise of such redemption option can be satisfied, at the election of Baldwin through the issuance of shares of common stock;

                  "Enkel International" means Enkel International Sales Corporation, an Illinois corporation;

                  "Enkel Pledge Agreement" means that Amended and Restated Pledge Agreement of even date herewith by and between Enkel Corporation and the Agent, pursuant to which Enkel Corporation has assigned, transferred, pledged and set over to the Agent for the benefit of the Lenders its Pledged Enkel Subsidiary Stock, together with all dividends paid upon, all securities received in addition to and in exchange for, and all rights to subscribe for securities incident to, its Pledged Enkel Subsidiary Stock, to secure the payment and performance of Enkel Corporation's obligations pursuant to the BAM Subsidiary Guaranty and the Enkel Pledge Agreement, as the same may be modified, amended or supplemented from time to time, as therein permitted;

                  "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect;

                  "Equivalent Alternative Currency Amount" means the amount of any Alternative Currency required to purchase a given amount of Dollars, as quoted by the Agent immediately following receipt by the Agent of notice of any borrowing, continuation, conversion, prepayment or repayment of Loans, or the request of any Borrower or any Lender;

                  "Equivalent Dollar Amount" means the amount of Dollars that may be purchased with a given amount of an Alternative

         Currency, as quoted by the Agent immediately following receipt by the Agent of notice of any borrowing, continuation, conversion, prepayment or repayment of Loans, or the request of any Borrower or any Lender;

                  "ERISA" means, at any date, the Employee Retirement Income Security Act of 1974 and the regulations thereunder, all as the same shall be in effect at such date;

                  "Event of Default" means any of the occurrences set forth as such in Section 9.1 hereof;

                  "Exchange" or "Exchanged" each refers to a conversion of a Loan denominated in an Alternative Currency from such Alternative Currency into the Equivalent Dollar Amount thereof;

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended;

                  "Existing Capitalized Leases" means those Capitalized Leases of Baldwin and its Subsidiaries existing on the Closing Date that are listed on Schedule 8.4;

                  "Federal Funds Effective Rate" for any day, as used herein, means the rate per annum (rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced;

                  "Fiscal Quarter" of Baldwin or any Borrower means the 3- month period ending each March 31, June 30, September 30 and December 31 in any Fiscal Year;

                  "Fiscal Year" of Baldwin or any Borrower means the 12- month period of the Borrower commencing on July 1 of each calendar year and ending on June 30 of the subsequent calendar year;

                  "Fixed Assets" shall mean all assets of Baldwin and its Subsidiaries which are classified as "property, plant and equipment" on the balance sheet in accordance with GAAP;

                  "Funded Debt" shall mean, as applied to any Person, (i) all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year or less from the date of its creation but is renewable or extendable at the option of such Person to a date more than one year from the date of its creation, and
         (ii) any Current Debt which remains outstanding beyond one year from the date of its creation or its occurrence, but excluding bankers or trade acceptances whenever maturing;

                  "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States of America applied on a consistent basis through the relevant periods;

                  "Guaranties" means, collectively, the Baldwin Guaranty, the Sector Subsidiary Guaranty, the BAM Subsidiary Guaranty and any other guaranty executed by a BAM Subsidiary, a BTL Subsidiary or other Person pursuant to Section 5.3 or 8.3(b) hereof, as such Guaranties may be amended or supplemented from time to time;

                  "Guarantors" means, collectively, Baldwin, the Sector Subsidiaries, the BAM Subsidiaries (other than BAM Foreign Subsidiaries, the BTL Subsidiaries (other than BTL Foreign Subsidiaries) and any other Person that has executed a Guaranty and (pursuant to such Guaranty) is a guarantor of the Obligations;

                  "Hazardous Material" means and includes any hazardous or toxic waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law in effect on any date;

                  "Indebtedness" or "Debt" of a Person shall mean (i) indebtedness of such Person for borrowed money, whether short-term or long-term and whether secured or unsecured, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person under Capitalized Leases,
         (iv) obligations of such Person arising under acceptance facilities,
         (v) the undrawn face amount of, and unpaid reimbursement obligations in respect of, all letters of credit issued for the account of such Person, (vi) all obligations of such Person upon which interest charges are customarily paid, (vii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (viii) all executory obligations of such Person in respect of Rate Hedging Obligations, except that if any agreement relating to such obligations provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount thereof, and (ix) all Contingent Obligations in respect of Indebtedness of other Persons;

                  "Indebtedness for Money Borrowed" of a Person means (i) all indebtedness, obligations and liabilities of such Person for money borrowed which are evidenced by bonds, debentures, notes or other similar instruments, whether short-term or long-term and whether secured or unsecured, and (ii) all Capitalized Leases; provided, however, the term "Indebtedness for Money Borrowed" shall specifically exclude payroll indebtedness and trade indebtedness incurred in the ordinary course of business provided such trade indebtedness has a maturity of less than one year;

                  "Intercreditor Agreement" means that Amended and Restated Intercreditor Agreement of even date herewith by and among NationsBank as collateral agent thereunder, the Agent, John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company of America, and acknowledged and agreed to by BAM and BTL, as amended or supplemented from time to time;

                  "Interest Period" for each LIBOR Loan means a period commencing on the date such LIBOR Loan is made or converted and each subsequent period commencing on the last day of the immediately preceding Interest Period for such LIBOR Loan, as the case may be, and ending, at the Borrowers' option, on the date one, two, three or six months thereafter as notified to the Agent by an Authorized Officer three (3) LIBOR Business Days prior to the beginning of such Interest Period; provided, that,

                       (i) if an Interest Period for a LIBOR Loan would end on a
                  day which is not a LIBOR Business Day, such Interest Period shall be extended to the next LIBOR Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day);

                      (ii) any Interest Period which begins on the last LIBOR
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month;

                     (iii) no Interest Period shall extend past the third
                  anniversary of the Closing Date; and

                      (iv) there shall not be more than five (5) Interest
                  Periods with respect to LIBOR Loans in effect on any day;

                  "Inventory" means and includes any and all goods, merchandise and other personal property, including, without limitation, goods in transit now owned or hereafter acquired by any Borrower or any of its consolidated Subsidiaries and held for sale or lease, furnished under any contract of service or held as raw materials, work-in-process, or supplies or materials used or consumed in such Borrower's or Borrower Subsidiary's business;

                  "Investment" means with respect to any Person any direct or indirect loans or advances of money, credit (including all indebtedness and accounts receivable from such other Person) or property to, or purchases, repurchases or acquisitions of the securities or obligations or all or a substantial part of the assets or properties of, or partnership or joint venture interests in, or a capital contribution to or other form of investment in, any other Person or the assumption of any liability of another Person which, in each case, does not arise from sales to such other Person in the ordinary course of business;

                  "Lending Office" means, as to each Lender, the Lending Office of such Lender designated on the signature pages hereof or in an Assignment and Acceptance or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Agent as the office by which its Loans are to be made and maintained;

                  "LIBOR Business Day" means a Business Day on which the relevant international financial markets are open for the transaction of the business contemplated by this Agreement in London, England and New York, New York;

                  "LIBOR Loan" means all of the Loans for which the rate of interest is determined by reference to the LIBOR Rate;

                  "LIBOR Rate" means, for the Interest Period for any LIBOR Loan, the rate of interest per annum determined pursuant to the following formula:

                  LIBOR Rate =                Base Rate                     +   Applicable Margin
                               --------------------------------------------
                                       1 - Reserve Requirement
                                       in effect on the first
                                         day of the Interest
                                        Period applicable to
                                          such LIBOR Loan

                  "Lien" means any mortgage, pledge, security interest, encumbrance, statutory or other lien (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, except as a precautionary filing in connection with true leases) or any other type of preferential arrangement securing any obligation;

                  "Loan" or "Loans" means any of the LIBOR Loans or Prime Loans, as the context may require, made pursuant to Section 2.1 hereof;

                  "Loan Documents" means collectively, and individually any one of, this Agreement, the Revolving Credit Notes, the Intercreditor Agreement, the Guaranties, the Security Instruments, and all other instruments and documents hereafter executed and delivered by any Borrower, any Guarantor or any other Person in connection with the Loans made under this Agreement, as any or all of the same may be amended, modified or supplemented from time to time;

                  "Material Adverse Effect" on a Person means a material adverse effect on the business, properties or condition, financial or otherwise, of such Person;

                  "Multiemployer Plan" means any Plan which is a "multiemployer plan" as such term is defined in section
         4001(a)(3) of ERISA;

                  "Notice of Alternative Currency Borrowing" has the meaning specified in Section 2.3(c)(i);

                  "Notice of Dollar Borrowing" has the meaning specified in
         Section 2.3(b)(i);

                  "Obligations" means all obligations, liabilities and Indebtedness of any Borrower with respect to the payment of (i) all principal and interest on the Loans as evidenced by the Notes, and (ii) all fees, expenses and other payments required by or under this Agreement or any other Loan Document to which it is a party;

                  "Permitted Encumbrances" means each Lien permitted under
         Section 8.3(a) hereof;

                  "Person" means an individual, partnership, corporation, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof;

                  "Plan" means an "employee pension benefit plan" (as defined in section 3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by Baldwin, any Borrower or any of their Related Persons;

                  "Pledge Agreements" means, collectively, the Borrowers Pledge Agreement, the Baldwin Pledge Agreement and the Baldwin Technology Pledge Agreement, the Enkel Pledge Agreement, or any other pledge agreement executed by any Person pursuant to Section 5.3, 8.3(b) or 8.3(c) hereof, pursuant to which stock is pledged to secure the Obligations, as any such Pledge Agreement may be amended or supplemented from time to time;

                  "Pledged Baldwin Technology Subsidiary Stock" means all of the capital stock of each Subsidiary of Baldwin Technology, now or hereafter issued and outstanding;

                  "Pledged BAM Subsidiary Stock" means (a) all of the capital stock, now or hereafter issued and outstanding of each BAM Subsidiary other than a BAM Foreign Subsidiary, and (b) sixty-five percent (65%) of all of the capital stock, now or hereafter issued and outstanding, of each BAM Foreign Subsidiary;

                  "Pledged Borrower Stock" means all of the capital stock of each Borrower, now or hereafter issued and outstanding;

                  "Pledged Borrower Subsidiary Stock" means the Pledged BAM Subsidiary Stock and the Pledged BTL Subsidiary Stock, collectively;

                  "Pledged BTL Subsidiary Stock" means (a) all of the capital stock, now or hereafter issued and outstanding, of each BTL Subsidiary other than a BTL Foreign Subsidiary, and (b) sixty-five percent (65%) of all of the capital stock, now or hereafter issued and outstanding, of any BTL Foreign Subsidiary;

                  "Pledged Enkel Subsidiary Stock" means (a) all of the capital stock, now or hereafter issued and outstanding, of each Subsidiary of Enkel Corporation other than a BAM Foreign Subsidiary and (b) sixty-five percent (65%) of all of the capital stock, now or hereafter issued and outstanding, of each Subsidiary of Enkel that is a BAM Foreign Subsidiary;

                  "Pledged Sector Subsidiary Stock" means all of the capital stock of each Sector Subsidiary now or hereafter issued and outstanding;

                  "Pledged Stock" means the Pledged Borrower Stock, the Pledged Borrower Subsidiary Stock, the Pledged Baldwin
         Technology Subsidiary Stock, the Pledged Enkel Subsidiary Stock and the Pledged Sector Subsidiary Stock, collectively;

                  "Prime Loan" means all of the Loans for which the rate of interest is determined by reference to the Prime Rate, provided that no Loan denominated in an Alternative Currency may be a Prime Loan except under the circumstances described in Section 3.3;

                  "Prime Rate" means the rate of interest per annum established by the Agent as its prime rate from time to time. The Prime Rate is not necessarily the best or the lowest rate of interest offered by the Agent;

                  "Principal Office" means the principal office of the Agent at One Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255-0001, Attention: Dana Weir or such other office and address as the Agent may from time to time designate;

                  "Rate Change Date" means each February 15th, May 15th, September 1st and November 15th;

                  "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing;

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time;

                  "Regulatory Change" means, with respect to any Lender, any change effective after the Closing Date (or in the case of an assignee of a Lender after the effective date of such assignment) in United States federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, guidelines, policies, directives or requests applying to a class of banks, which includes such Lender, under any United States federal or state or foreign laws or regulations (whether or not having the force of law), by any court or governmental or monetary authority charged with the interpretation or administration thereof whether or not failure to comply therewith would be unlawful and whether or not published or proposed prior to the date hereof (and including without limitation any such change related to or in response to the August 1988 report of the

         Basle Committee on Banking Regulations and Supervisory
         Practices);

                  "Related Person" shall, for plan purposes, mean, with respect to any Person, any trade or business, whether or not incorporated, which, together with such Person, is under common control, as defined in section 414(b) or (c) of the Code;

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least two-thirds of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal to the aggregate principal amount of the Loans owing to such Lender, or if there are no Loans outstanding from such Lender, the aggregate unutilized amount of such Lender's Revolving Loan Commitment;

                  "Reserve Requirement" means, for any LIBOR Loan, the average aggregate rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained with respect thereto under Regulation D by the Lenders with respect to Dollar funding (or funding in the Applicable Currency, as the case may be) in the London interbank market in the case of any LIBOR Loan. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lenders by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Base Rate is to be determined or (ii) any category of extensions of credit or other assets which include LIBOR Loans;

                  "Restricted Payments" shall mean (a) the declaration, payment or making, directly or indirectly, of any dividend, payment or other distribution, other than dividends payable solely in common stock of Baldwin, on or with respect to any of the capital stock of Baldwin, any Borrower or any of their Subsidiaries or the setting apart of any funds or property therefor, or (b) the making of any payment on account of the purchase, redemption, retirement or other acquisition, direct or indirect, or the forgiveness or foreclosure of any Debt owed to Baldwin, any Borrower or any of their Subsidiaries and secured by a pledge of, the capital stock of Baldwin, any Borrower or any of their Subsidiaries (other than a purchase or other acquisition of capital stock of a Sector Subsidiary from such Sector Subsidiary by Baldwin or another Sector Subsidiary of Baldwin);

                  "Revolving Credit Facility" means the facility described in Article II hereof providing for Loans to the Borrowers by the Lenders in the aggregate principal amount of the Total Commitment;

                  "Revolving Credit Notes" or "Notes" means the revolving credit promissory notes of the Borrower executed and delivered to the Lenders as provided in Section 2.7 hereof in substantially the form attached hereto as Exhibit E and incorporated herein by reference;

                  "Revolving Credit Termination Date" means the earlier to occur of (i) the third anniversary of the Closing Date, or (ii) any other date upon which the Total Commitment shall terminate in accordance with the terms hereof;

                  "Revolving Loan Commitment" means with respect to each Lender, the obligation of such Lender to make Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Commitment as the same may be increased or decreased from time to time pursuant to this Agreement;

                  "SEC" means the United States Securities and Exchange Commission, or any governmental body or agency hereafter succeeding to the functions of such securities and Exchange Commission in the administration of the Securities Act of 1933, as amended, or the Exchange Act;

                  "Sector Subsidiary" means (i) Baldwin Europe Consolidated Inc., a Delaware corporation, or (ii) Baldwin Asia Pacific Corporation, a Delaware corporation;

                  "Sector Subsidiary Guaranty" means that Amended and Restated Guaranty Agreement of even date herewith by and among the Sector Subsidiaries and the Agent, pursuant to which the Subsidiaries have unconditionally, jointly and severally guaranteed the payment and performance of the Obligations, as the same may be modified, amended, or supplemented from time to time as therein permitted;

                  "Security Instruments" means collectively, and individually any one of, the Pledge Agreements and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which any Borrower, any Guarantor or any other Person shall grant or convey to the Agent for the benefit of the Lenders a Lien or other right or interest in property as security for all or any portion of the Obligations;

                  "Senior Note Agreement" means the Senior Note Agreement dated as of October 29, 1993, among Baldwin, BAM and BTL and the Purchasers (as defined therein);

                  "Senior Note Documents" means, collectively, (a) the Senior Note Agreement, (b) the Joint and Several Senior Notes by BAM and BTL pursuant to the Senior Note Agreement, (c) the Guaranty executed by Baldwin in favor of the Purchasers and other Assured Parties (as defined therein), pursuant to the Senior Note Agreement, (d) the other guaranties executed by any Borrower Subsidiaries, Sector Subsidiaries or other Person in connection with the Joint and Several Senior Notes or the Senior Note Agreement, (e) any pledge agreements executed by Baldwin or any other Person in connection with the Joint and Several Senior Notes or the Senior Note Agreement, and (f) the other Related Agreements (as defined in the Senior Note Agreement);

                  "Significant Subsidiary" means (a) each Borrower, (b) each Guarantor, and (c) each other Subsidiary of Baldwin which at the time in question would satisfy the definition of a "Significant Subsidiary" as set forth in Regulation S-X promulgated under the Exchange Act (17 C.F.R. Section 210.1-02(v)) on the date of this Agreement on the basis that Baldwin's and its other Subsidiaries' equity in the income from continuing operations of such Subsidiary exceeds 20 percent (20%) of such income of the Consolidated Group;

                  "Single Employer Plan" means any Plan covered by Title IV of ERISA of Baldwin, any Borrower or any of their Subsidiaries, which is not a Multi-employer Plan;

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                       (i) the fair value of its assets (both at fair valuation
                  and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including, without limitation, Contingent Obligations; and

                      (ii) it is then able and expects to be able to pay its
                  debts as they mature and does not intend to, and does not believe that it will, incur debts beyond its ability to repay such debts as they mature; and

                     (iii) it has capital sufficient to carry on its
                  business as conducted and as proposed to be conducted.

         With respect to Contingent Obligations, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can reasonably be expected to become an actual or matured liability;

                  "Special Charges" means special charges to income taken by Baldwin prior to March 31, 1996, in an aggregate amount not to exceed $3,000,000, which special charges relate to (a) severance amounts paid to terminated employees in Germany or (b) claims by brokers of printing press accessories in Germany that such brokers are entitled to compensation because of Baldwin's termination of certain brokerage relationships with them;

                  "Subsidiary" means as to any Person (i) any corporation of which such Person shall, at the time as of which any determination is being made, own, either directly or through its Subsidiaries, more than
         (x) 50% of the total combined voting power of all classes of the Voting Stock and (y) 50% of the beneficial interest, (ii) any other corporation which is otherwise permitted to be consolidated with such Person under GAAP, and (iii) any partnership, association, joint venture or other form of business organization, whether or not it constitutes a legal entity, in which such Person directly or indirectly, through its Subsidiaries has more than 50% of the equity interest at the time;

                  "Total Commitment" means an amount equal to $20,000,000, as reduced from time to time in accordance with Section 2.9 or Section
         2.14 hereof;

                  "Unavailable Commitment Amount" has the meaning assigned in Section 2.14 hereof;

                  "Voting Stock" shall mean any securities of any class of a Person whose holders are entitled under ordinary circumstances to vote for the election of directors of such Person (or Persons performing similar functions) (irrespective of whether at the time securities of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         1.2. ACCOUNTING TERMS. Unless otherwise specified herein, all accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a consistent basis.

         1.3. OTHER TERMS. All references to the Borrower, the Lenders or the Agent shall be deemed to include any successor or permitted assign of any thereof. The terms "hereof," "herein," "hereunder," "hereto," and similar terms shall be deemed to refer to this Agreement as a whole and not to any particular provision hereof, unless the context shall clearly require otherwise. All plural terms shall have a corresponding meaning when used in the singular, and all singular terms shall have a corresponding meaning when used in the plural.

                                   ARTICLE II

                            REVOLVING CREDIT FACILITY

         2.1. COMMITMENT. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrowers from time to time from the Closing Date until, but not including, the Revolving Credit Termination Date, each Advance to be in Dollars or an Equivalent Dollar Amount of the Alternative Currency, in an amount calculated on a pro rata basis as to the total borrowing requested by the Borrowers on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Loan Commitment of such Lender; provided, however, that the Lender will not be required and shall have no obligation to make any Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of the Revolving Credit Notes as a result of an Event of Default or (iii) if the Borrowers have not furnished to the Agent the Available Commitment Certificate required pursuant to Section 7.1(m) hereof; provided further, however, that immediately after giving effect to each Advance, the aggregate principal amount of outstanding Loans (including without limitation the Equivalent Dollar Amount of outstanding Alternative Currency Advances, based on the respective exchange rates used at the time of such Advances) shall not exceed the Total Commitment less the Unavailable Commitment Amount (without duplication). Within such limits, the Borrowers may borrow, repay and reborrow hereunder, on any Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (x) no LIBOR Loan shall be made less than one month before the third anniversary of the Closing Date and (y) each LIBOR Loan may, subject to the provisions of Section 2.5, be repaid only on the last day of the Interest Period with respect thereto (except as permitted by Section 2.10(c) hereof). If at any time the aggregate principal amount of outstanding Loans (including without limitation the Equivalent Dollar Amount of outstanding Alternative Currency Advances, based on the respective exchange rates used at the time of such Advances) exceeds the Total Commitment less the Unavailable Commitment Amount (without duplication), each Borrower, jointly and severally, shall immediately reduce the outstanding principal balance of the Loans to the extent of such excess, together with accrued and unpaid interest on the amounts prepaid and payment of all sums payable by any Borrower as set forth in Section 3.4 hereof.

         2.2. AMOUNTS. Each Advance made hereunder and conversions under Section
2.11 shall be in an amount of at least $750,000 (or, in the case of an Alternative Currency Advance, the Equivalent Alternative Currency Amount of at least $750,000), or such greater amount which is an integral multiple of $250,000 (or, in the case of an Alternative Currency Advance, the Equivalent Alternative Currency Amount of $250,000) in excess thereof or in an amount equal to the entire difference of the Total Commitment less the aggregate principal amount of Loans then outstanding.

         2.3.  ADVANCES.

                  (a) Each Advance shall be, at the option of the Borrowers specified in the Borrowing Notice furnished to the Agent pursuant to subsection 2.3(b) hereof, either a Prime Loan or a LIBOR Loan, which shall in each case be made or maintained by each Lender at its Principal Office. Not more than five
(5) Prime Loans and five (5) LIBOR Loans may be outstanding at the same time.

                  (b)(i) Notice of Dollar Borrowing. An Authorized Officer shall give the Agent (1) at least three (3) LIBOR Business Days' irrevocable telephonic notice of each Dollar Advance that will be a LIBOR Loan prior to 11:00 A.M., Charlotte, North Carolina time; or (2) irrevocable telephonic notice of each Dollar Advance that will be a Prime Loan prior to 11:00 A.M., Charlotte, North Carolina time, on the day of such proposed Prime Loan (each such notice referred to in subpart (1) and (2) being referred to as a "Notice of Dollar Borrowing"). Each such Notice of Dollar Borrowing, which shall be effective upon receipt by the Agent, shall specify the amount of the borrowing, the type (Prime or LIBOR) of Loan, the date of borrowing and, if a LIBOR Loan, the Interest Period to be used in the computation of interest. An Authorized Officer shall provide the Agent written confirmation of each such telephonic notice in the form attached hereto as Exhibit D-1 and incorporated herein by reference with appropriate insertions, but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Notice of Dollar Borrowing shall be provided by the Agent to each Lender by telephone with reasonable promptness, but not later than 1:00 P.M., Charlotte, North Carolina time, on the same day as Agent's receipt of such telephonic notice. The Agent shall provide each Lender written confirmation of such telephonic confirmation, but failure to provide such notice shall not affect the validity of such telephonic notice.

                  (ii) Funding of Dollar Borrowing. Not later than 3:00 P.M., Charlotte, North Carolina time, on the date specified for each borrowing under this Section 2.3(b), each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Dollar Advance or Dollar Advances to be made by it on such day available to the Agent, by depositing or transferring the proceeds thereof in Dollars and in immediately available funds at the Agent's Dollar Account. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrowers by depositing the proceeds thereof in Dollars and in immediately available funds in the Borrowers' Dollar Account.

                  (c)(i) Notice of Alternative Currency Borrowing. An Authorized Officer shall give the Agent at least three (3) LIBOR

Business Days' irrevocable telephonic notice of each Alternative Currency Advance prior to 11:00 A.M., Charlotte, North Carolina time (each such notice being referred to as a "Notice of Alternative Currency Borrowing"). Each such Notice of Alternative Currency Borrowing, which shall be effective upon receipt by the Agent, shall specify the amount of the borrowing, the Alternative Currency of the borrowing, that such Loan is a LIBOR Loan, the date of borrowing and the Interest Period to be used in the computation of interest. An Authorized Officer shall provide the Agent written confirmation of each such telephonic notice in the form attached hereto as Exhibit D-2 and incorporated herein by reference with appropriate insertions, but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Notice of Alternative Currency Borrowing shall be provided by the Agent to each Lender by telephone with reasonable promptness, but not later than 1:00 P.M., Charlotte, North Carolina time, on the same day as Agent's receipt of such telephonic notice. The Agent shall provide each Lender written confirmation of such telephonic confirmation, but failure to provide such notice shall not affect the validity of such telephonic notice.

                  (ii) Funding of Alternative Currency Borrowing. Not later than 3:00 P.M., Charlotte, North Carolina time, on the date specified for each borrowing under this Section 2.3(c), each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Alternative Currency Advance or Alternative Currency Advances to be made by it on such day available to the Agent, by depositing or transferring the proceeds thereof in the Applicable Currency and in immediately available funds at the Agent's Alternative Currency Account for the Applicable Currency. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrowers by depositing the proceeds thereof in the Applicable Currency and in immediately available funds in the Borrowers' Alternative Currency Account for the Applicable Currency.

         2.4.  PAYMENT OF INTEREST.

                  (a) Each Borrower, jointly and severally, shall pay interest to the Agent for the account of each Lender on the outstanding and unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan until such Loan shall be due at the then applicable Prime Rate for Prime Loans or LIBOR Rate for LIBOR Loans, as designated by an Authorized Officer pursuant to Section 2.3 hereof or as otherwise provided herein; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), such amount shall bear interest thereafter (1) in the case of a LIBOR Loan, until the end of the current Interest Period with respect to such LIBOR Loan, at a rate of two percent (2%) above such LIBOR Rate or the maximum rate permitted by applicable law, whichever is lower and (2) after the end of such Interest Period, and at all such times with respect to Prime Loans, at a rate of interest per annum which shall be two percent (2%) above the Prime Rate or the maximum rate permitted by applicable law, whichever is lower, from the date such amount was due and payable until the date such amount is paid in full. Interest on any Loan shall be paid in Dollars to the Agent at the Agent's Dollar Account (or, with respect to Loans denominated in Alternative Currencies, in the Applicable Currency at the Agent's Alternative Currency Account for the Applicable Currency).

                  (b) Interest on each LIBOR Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on each Prime Loan shall be computed on the basis of a year of 365 days and calculated for the actual number of days elapsed. Interest on each Loan shall be paid (1) quarterly in arrears on each December 31, March 31, June 30 and September 30 beginning March 31, 1996 and continuing through and including the Revolving Credit Termination Date with respect to any Prime Loan outstanding during such quarter, (2) on the last day of the applicable Interest Period for each LIBOR Loan, provided that if such Interest Period extends for six months, interest shall also be paid on the day three months after the first day of such Interest Period, and (3) upon payment in full of the principal amount of such Loan. Payments of interest with respect to each LIBOR Loan pursuant to the preceding sentence shall consist of accrued and unpaid interest on the applicable LIBOR Loan from and including the first day of the Interest Period applicable to such LIBOR Loan (or, in the case of the payment of interest on the last day of an Interest Period of six months for a LIBOR Loan, from and including the date of prior payment of interest on such LIBOR Loan during such Interest Period) to but excluding the date of payment. Payments of interest with respect to each Prime Loan pursuant to the second preceding sentence shall consist of accrued and unpaid interest on the applicable Prime Loan from and including the first day such Prime Loan is outstanding to but excluding either the date of payment or conversion of such Prime Loan.

                  (c) Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Borrowers.

         2.5.  PAYMENT OF PRINCIPAL.

                  (a) The principal amount of each Loan shall be due and payable in full on the Revolving Credit Termination Date. Each Borrower, jointly and severally, shall be responsible for each such principal amount.

                  (b) Each payment of principal (including any prepayment) of any Loan shall be made in an amount of at least $750,000 (or in the case of Loan denominated in an Alternative Currency, the Equivalent Alternative Currency Amount of at least $750,000) or such greater amount which is an integral multiple of $250,000 (or in the case of Loan denominated in an Alternative Currency, the Equivalent Alternative Currency Amount of at least $250,000) in excess thereof or in an amount equal to the entire outstanding principal balance of such Loan to the Agent, for the account of each Lender's applicable Lending Office, in Dollars and in immediately available funds before 3:00 P.M., Charlotte, North Carolina time, on the date such payment is due. Each payment of principal on any Loan (including any prepayment) shall be made in Dollars to the Agent at the Agent's Dollar Account (or, with respect to Loans denominated in Alternative Currencies, in the Applicable Currency at the Agent's Alternative Current Account for the Applicable Currency). Payments received by the Agent after such time shall be deemed received on the next succeeding Business Day. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrowers with the Agent. Any Borrower shall endeavor to give the Agent prior telephonic notice of any payment of principal, such notice to be given by not later than 11:00 A.M., Charlotte, North Carolina time, on the date of such payment.

                  (c) The Agent shall deem any payment by or on behalf of the Borrowers hereunder that is not made both (1) in Dollars (or, in the case of Loan denominated in an Alternative Currency, in the Applicable Currency) and in immediately available funds and (2) prior to 3:00 P.M., Charlotte, North Carolina time (other than if such payment is made by a debit by the Agent to an account of any Borrower therewith), to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the time such funds become available funds, provided that in the case of a nonconforming payment described in clause (2) above such payment shall be deemed received on the next succeeding Business Day. The Agent shall give prompt telephonic notice to the Borrowers and each of the Lenders (confirmed in writing) if any payment is non-conforming.

                  (d) In the event that any payment hereunder or under the Notes becomes due and payable on a day other than a Business Day, then, subject to the restrictions set forth in clause (ii) of the definition of "Interest Period," such due date shall be extended to the next succeeding Business Day; provided that interest shall continue to accrue during the period of any such extension.

         2.6. USE OF PROCEEDS. The proceeds of the Loans made pursuant to the Revolving Credit Facility shall be used by the Borrowers and their Subsidiaries to finance working capital needs, for the repayment of any debt obligations of the Borrowers and their Subsidiaries existing on the date of this Agreement and for general corporate purposes of the Borrowers.

         2.7. NOTES. All Loans made by each Lender shall be evidenced by, and be repayable with interest, jointly and severally by each Borrower, in accordance with the terms of, a promissory note payable to the order of such Lender in the amount of its Applicable Commitment Percentage of the Total Commitment, which Note shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by each Borrower. Each Lender is hereby authorized to record the date and amount of each Loan made by such Lender, and the date and amount of each payment of principal thereof, on such Lender's internal books and records and then attach such information as a schedule to its Note, provided that the failure of any Lender so to record any such information (or any error in such recordation) shall not affect the Obligations of any Borrower with respect to such Loan.

         2.8. PRO RATA PAYMENTS. Except as otherwise provided herein, (a) each payment by any Borrower on account of the principal of and interest on the Loans and fees (other than the Agent's fees payable under Section 10.11 hereof, which shall be retained by the Agent) described in this Agreement shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages (other than with respect to a "deficiency advance" under Section 2.13), (b) all payments to be made by any Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without set-off or counterclaim, and (c) the Agent will promptly distribute payments received to the Lenders entitled thereto.

         2.9. VOLUNTARY REDUCTION IN COMMITMENT. The Borrowers shall have the right from time to time, upon not less than three (3) Business Days written notice signed by all of the Borrowers to the Agent, to reduce the Total Commitment. The Agent shall give each Lender, within one (1) Business Day, telephonic notice (confirmed in writing) of such reduction. Each such reduction shall be in the aggregate amount of $750,000 or such greater amount which is in an integral multiple of $250,000 in excess thereof, or such lesser amount as shall constitute the Total Commitment then existing as a result of any one or more previous reductions thereof, and shall permanently reduce the Revolving Loan Commitment of each Lender pro rata. No such reduction shall result in the payment of any LIBOR Loan other than on the last day of the Interest Period of such Loan (except as permitted by Section 2.10(c)). Each reduction of the Total Commitment shall be accompanied by payment of the Notes, jointly and severally by the Borrowers, to the extent that the aggregate principal amount of the outstanding Loans exceeds the Total Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid and payment of all sums payable by any Borrower as set forth in Section 3.4 hereof.

         2.10. PREPAYMENT OF LOANS. Each Borrower shall have the right from time to time to prepay all or a portion of outstanding principal balance under the Loans, (a) without penalty at any time with respect to Prime Loans, (b) without penalty at the end of the applicable Interest Period with respect to LIBOR Loans and (c) prior to the end of the applicable Interest Period with respect to LIBOR Loans upon receipt by the Agent, for the benefit of the Lenders entitled thereto, of all sums payable by any Borrower as set forth in Section 3.4 hereof.

         2.11. CONVERSIONS AND ELECTIONS OF INTEREST PERIODS. The duration of the initial Interest Period for each LIBOR Loan shall be as specified in the Borrowing Notice. Provided that no Event of Default shall have occurred and be continuing and subject to the limitations set forth below and in Sections 3.1(b), 3.2, 3.3 and 3.5(b) hereof, the Borrowers may on three (3) LIBOR Business Days' notice to the Agent on or before 11:00 A.M. Charlotte, North Carolina time:

                  (a) elect a subsequent Interest Period for all or a portion of the outstanding LIBOR Loans to begin on the last day of the Interest
 Period for such LIBOR Loans;

                  (b) convert all or a portion of the outstanding LIBOR Loans that are denominated in Dollars to Prime Loans on the last day of the Interest Period for such LIBOR Loans; and

                  (c) convert all or a portion of the outstanding Prime Loans to LIBOR Loans on any date.

         Notice of any such elections or conversions shall specify the effective date of such election or conversion and the Interest Period to be applicable to the LIBOR Loan as continued or converted. Each election and conversion pursuant to this Section 2.11 shall be binding on all of the Borrowers and shall be subject to the limitations on LIBOR Loans set forth in the definition of "Interest Period" herein and in Sections 2.1, 2.2 and 2.3 hereof. If the Agent does not receive a notice of election of duration of an Interest Period or to convert an outstanding LIBOR Loan by the time prescribed above, the Borrowers shall be deemed to have elected (i) if such LIBOR Loan is denominated in Dollars, to convert such LIBOR Loan to a Prime Loan on the last day of the Interest Period for such LIBOR Loan, or (ii) if such LIBOR Loan is denominated in an Alternative Currency, to choose a subsequent Interest Period of one month for such LIBOR Loan. All such continuations or conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         2.12.  FEES.

         (a) For the period beginning on the date of each Lender's commitment hereunder and ending on the Revolving Credit Termination Date, the Borrowers agree, jointly and severally, to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, an unused commitment fee for such period equal to the sum of: (i) the amount determined by applying the Applicable Unused Fee Rate to the amount by which the average daily amount during such period of the Total Commitment

(excluding the effect of any reductions of the Total Commitment pursuant to Section 2.14) exceeds the sum of the average daily amount during such period of outstanding Loans to all Borrowers (calculated in Dollars, and including without limitation the Equivalent Dollar Amount of any outstanding Alternative Currency Advances, based on the exchange rate used at the time of such Advances). Such payments of fees provided for in this Section 2.12(a) shall be due in arrears on each March 31, June 30, September 30, and December 31 beginning March 31, 1996 and continuing through and including the Revolving Credit Termination Date. Notwithstanding the foregoing, and without limitation of or prejudice to any other right or remedy available to the Borrower by contract or at law, so long as any Lender fails to make available any portion of its Revolving Loan Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion.

                  (b) The Borrowers have agreed to pay to NationsBank a structuring fee as set forth in that Letter Agreement of even date herewith by and between the Borrowers and NationsBank.

         2.13. DEFICIENCY ADVANCES. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan hereunder nor shall the Revolving Loan Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrowers as herein provided, NationsBank may in its discretion, but shall not be obligated to, advance under the Note in its favor as a Lender all or any portion of such amount (the "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such advance under its Note; provided that, upon payment to NationsBank from such other Lender of the entire outstanding amount of such deficiency advance, together with interest thereon, from the most recent date or dates interest was paid to NationsBank by any Borrower on each Loan comprising the deficiency advance at the Federal Funds Effective Rate, then such payment shall be credited against the Note of NationsBank in full payment of such deficiency advance and the Borrowers shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by any Borrower thereon.

         2.14. UNAVAILABLE COMMITMENT AMOUNT; REDUCTION IN COMMITMENT. The Total Commitment shall be reduced from time to time by an amount (the "Unavailable Commitment Amount") equal to: (I) the aggregate amount of all then outstanding Indebtedness for Money Borrowed (other than Existing Capitalized Leases) of each Borrower, Borrower Subsidiary, Sector Subsidiary, Subsidiary of a Sector

Subsidiary and any other Baldwin Subsidiary (other than Indebtedness under the Senior Note Documents), less (II) $15,000,000; provided that the Unavailable Commitment Amount shall not be less than $0.

         2.15. AUTHORITY TO DEBIT BORROWER ACCOUNT. To the extent the Agent is entitled to withdraw any amount from the Borrower Account pursuant to any Loan Document, each Borrower hereby authorizes the Agent to debit such amount from the Borrower Account even if it is maintained with a Person other than the Agent.

                                   ARTICLE III

                         YIELD PROTECTION AND ILLEGALITY

         3.1.  ADDITIONAL COSTS.

                  (a) Each Borrower, jointly and severally, shall promptly pay to the Agent for the account of a Lender from time to time, following delivery of the written explanation required under Section 3.1(c), such amounts as such Lender may reasonably determine to be necessary to compensate it for any material costs incurred by such Lender which it determines are attributable to its making or maintaining any LIBOR Loan or its obligation to make any LIBOR Loans, or any reduction in any amount receivable by such Lender under this Agreement or the Notes in respect of any of such LIBOR Loans or such obligation, including reductions in the rate of return on a Lender's capital (such increases in costs and reductions in amounts receivable and returns being herein called "Additional Costs"), resulting from any Regulatory Change which: (1) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such LIBOR Loans (other than changes in respect of taxes imposed on or measured by the income of such Lender or of its applicable Lending Office by any jurisdiction in which the Lender is subject to tax and other than changes for which (and only to the extent that) the Lender may obtain a foreign tax credit or similar offset or tax benefit); or (2) imposes or modifies any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (other than the Reserve Requirement or any other such reserve, deposit or requirement reflected in the LIBOR Rate, computed in accordance with the definition of such term set forth in Section 1.1 hereof); or (3) has or would have the effect of reducing the rate of return on capital of any such Lender to a level below that which the Lender could have achieved but for such Regulatory Change (taking into consideration such Lender's policies with respect to capital adequacy); or (4) imposes any other condition, not involving a change in the basis of taxation, adversely affecting such Lender under this Agreement or the Notes. Each Lender will notify the Borrowers of any event occurring after the Closing Date which would entitle it to compensation pursuant to this Section 3.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation.

         (b) Without limiting the effect of the foregoing provisions of this
Section 3.1, in the event that, by reason of any Regulatory Change, any Lender either (1) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes LIBOR Loans or (2) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the other Lenders, the Agent and the Borrowers, the obligation of such Lender to make, and to convert Prime Loans into, LIBOR Loans hereunder shall be suspended until the date such Regulatory Change ceases to be in effect and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for outstanding LIBOR Loans, convert such LIBOR Loans into Prime Loans, in accordance with Section 2.11 hereof.

         (c) Each Lender will notify the Borrowers of any event occurring after the date of this Agreement that will entitle such Lender to compensation under
Section 3.1 as promptly as practicable; provided, however, that each Lender will designate a different Lending Office for the Loans of such Lender affected by such event or by the matters requiring compensation pursuant to Section 3.4, and take other measures, if such designation or other measures will avoid the need for, or reduce the amount of, such compensation and will not result in a material cost to, or be otherwise disadvantageous to, such Lender in its determination. Determinations by any Lender for purposes of this Section 3.1 of the effect of any Regulatory Change on its costs of making or maintaining, or being committed to make, Loans, or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate the Lender in respect of any Additional Costs, shall be conclusive absent demonstrable error. The Lender requesting such compensation shall upon request furnish to the Borrowers a written explanation of the Regulatory Change and calculations, in reasonable detail, and setting forth such Lender's determination of any such Additional Costs.

         (d) Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrowers and the Agent, at the time of its entering into this Agreement and, in any event, prior to any Person making any payment to such Lender hereunder, (1) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, or other manner of certification, establishing that payments of interest, fees and other amounts hereunder are either not subject to or totally exempt from United States Federal withholding tax and (2) an Internal

Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Borrowers and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers, unless in any such case a Regulatory Change has occurred prior to the date on which any such delivery would otherwise be required and such Regulatory Change in and of itself (that is, not as a result of a change in Lending Office or other action on the part of the Lender) prevents such Lender from duly completing and delivering any such form with respect to it and such Lender so advises each of the Borrowers and the Agent. Such Lender shall certify (1) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (2) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Any failure by the Lender to comply with this Section 3.1(d) or Section 11.1(f) shall, without limitation, preclude such Lender from obtaining payment from the Borrowers of any additional costs under Section 3.1(a) to the extent such additional costs are proximately caused by such failure to comply.

         3.2. SUSPENSION OF LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any LIBOR Loan for any Interest Period therefor, the Agent determines (which determination shall be conclusive absent manifest error) that:

                  (a) quotations of interest rates for the relevant deposits referred to in the definition of "Base Rate" in Section 1.1 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such LIBOR Loan as provided in this Agreement; or

                  (b) the relevant rates of interest referred to in the definition of "Base Rate" in Section 1.1 hereof upon the basis of which the LIBOR Rate for such Interest Period is to be determined do not adequately reflect the cost to the Lenders of making or maintaining such LIBOR Loan for such Interest Period;

then the Agent shall give the Borrowers prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make LIBOR Loans or to convert Prime Loans into LIBOR Loans, and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for outstanding LIBOR Loans convert such LIBOR Loans into Prime Loans, if available hereunder, in accordance with Section 2.11 hereof. The Agent shall give the Borrowers notice describing in reasonable detail any event or condition described in this
Section 3.2 promptly following the

Agent's determination that the availability of LIBOR Loans is, or is to be, suspended as a result thereof.

         3.3. ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrowers thereof (with a copy to the Agent) and such Lender's obligation to make or continue LIBOR Loans, or convert Prime Loans into LIBOR Loans, shall be suspended until such time as such Lender may again make and maintain LIBOR Loans, and such Lender's outstanding LIBOR Loans shall be converted into Prime Loans in accordance with Section 2.11 hereof or, in the event such Lender's outstanding LIBOR Loans must be converted into Prime Loans prior to the end of the current Interest Period therefor, such Lender's outstanding LIBOR Loans shall be so converted at such time, provided that each Borrower, jointly and severally, shall be obligated to pay such Lender such amounts as may otherwise be required pursuant to Section 3.4 hereof in such instance.

         3.4. COMPENSATION. Each Borrower, jointly and severally, shall promptly pay to the Agent for the account of each Lender, upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable determination of Lender) to compensate it for any loss, cost or out-of-pocket expense incurred by it as a result of:

                  (a) any payment, prepayment or conversion of a LIBOR Loan, including without limitation in connection with any reduction in the Total Commitment pursuant to Sections 2.9, 2.14 or 2.15 hereof, on a date other than the last day of the Interest Period for such LIBOR Loan; or

                  (b) any failure by the Borrowers to borrow a LIBOR Loan on the date for such borrowing specified in the relevant Borrowing Notice under
Section 2.3 hereof;

such compensation to include, without limitation, an amount equal to the excess, if any, of (1) the amount of interest which would have accrued on the principal amount so paid, prepaid, converted, not borrowed or reduced for the period from the date of such payment, prepayment, conversion, failure to borrow or reduction to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date scheduled for such borrowing) at the applicable rate of interest for such LIBOR Loan provided for herein minus the LIBOR Interest Addition for such Loan over (2) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits (or Applicable Currency deposits, as the case may be) of leading banks of amounts comparable to such principal amount and maturities comparable to such period (as reasonably determined by such Lender). A determination of a Lender as to the amounts payable pursuant to this Section 3.4 shall be conclusive absent demonstrable error. The Lender requesting compensation under this Section 3.4 shall furnish to the Borrowers upon written request written calculations in reasonable detail setting forth such Lender's determination of the amount of such compensation.

         3.5. SUBSTITUTION OF LOANS. If (a) the obligation of any Lender to make, continue or convert a Prime Loan into a LIBOR Loan has been suspended pursuant to Section 3.1(b), 3.2 or 3.3 hereof, or (b) any Lender has required payment of compensation under Section 3.1(a) and the Borrowers have elected upon five LIBOR Business Days prior written notice signed by all of the Borrowers to the Agent that this Section 3.5 shall be applicable, then in either event, unless and until the Borrowers have been notified that the circumstances resulting in such suspension or compensation no longer exist or are no longer applicable, all Loans which otherwise would have been so made, continued or converted shall be made or continued as Prime Loans by such Lender, and all payments of interest and principal thereon shall be made by the Borrowers on such dates as if such Prime Loans had been made as, remained or converted into LIBOR Loans.

                                   ARTICLE IV

                           CONDITIONS TO MAKING LOANS

         4.1. CONDITIONS OF INITIAL ADVANCE. The obligation of NationsBank to make the initial Advance is subject to the condition precedent that NationsBank shall have received, on or before the Closing Date, in form and substance satisfactory to it, the following:

                  (a) executed originals of each of this Agreement, the Notes, [the Intercreditor Agreement,] the Guaranties, the Pledge Agreements and the other Loan Documents, together with all schedules and exhibits thereto;

                  (b)      copies of the executed Senior Note Documents;]

                  (c) certificates of insurance evidencing compliance with the insurance requirements contained herein and in the Security Instruments;

                  (d) the Pledged Borrower Stock, the Pledged Sector Subsidiary Stock, the Pledged BAM Subsidiary Stock, the Pledged Baldwin Technology Subsidiary Stock, and the Pledged Enkel Subsidiary Stock, with such stock powers duly executed in blank as NationsBank shall require;

                  (e) written evidence of Baldwin's Consolidated Net Worth in an amount not less than (i) $80,000,000, plus (ii) an amount equal to 50% of the aggregate of the Consolidated Net Income

(without deduction for quarterly losses) in each of the Fiscal Quarter ended September 30, 1995 and the Fiscal Quarter ended December 31, 1995;

                  (f) a certificate of the Chief Financial Officer of BAM and aldwin, respectively, and the Vice President and Treasurer of BTL, certifying that each Borrower is Solvent, and that Baldwin and its Subsidiaries on a consolidated basis are Solvent, in each case as of the Closing Date after giving effect to the transactions contemplated hereby on such date, such certificates being in the form attached hereto as Exhibit F and incorporated herein by reference;

                  (g) financial statements of Baldwin and its Subsidiaries, BAM and BTL, all as described in Section 6.2;

                  (h) organizational chart of Baldwin, each Borrower, each Sector Subsidiary and certain Affiliates, as selected by and in detail acceptable to the Agent;

                  (i) notice of appointment of additional Authorized Officers, if any;

                  (j) work papers of BAM relating to Accounts of BAM and its consolidated Subsidiaries, which work papers were prepared in connection with the consolidated financial statements of Baldwin and its Subsidiaries described in Section 6.2 that are dated as of June 30, 1995;

                  (k) favorable written opinions of counsel and certain local counsel to the Borrowers and the Guarantors dated the Closing Date, addressed to the Agent and the Lenders and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, with regard collectively to the matters set forth in Exhibit G-1 and Exhibit G-2 attached hereto and incorporated herein by reference;

                  (l) resolutions of the board of directors (or of the appropriate committee thereof) of each Borrower certified by its Secretary or Assistant Secretary as of the Closing Date, appointing the initial Authorized Officers and approving and adopting the Loan Documents to be executed by such Borrower on the Closing Date, and authorizing the execution, delivery and performance thereof; and specimen signatures of officers of each Borrower executing the Loan Documents, certified by the Secretary or Assistant Secretary of each Borrower;

                  (m) resolutions of the board of directors (or the appropriate committee thereof) of Baldwin certified by its Secretary or Assistant Secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by Baldwin on the Closing Date, and authorizing the execution, delivery and performance thereof; and specimen signatures of officers of Baldwin executing the Loan Documents, certified by the Secretary or Assistant Secretary thereof;

                  (n) resolutions of the board of directors of each Sector Subsidiary (or the appropriate committee thereof), certified by its Secretary or Assistant Secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by such Sector Subsidiary and authorizing the execution, delivery and performance thereof; and specimen signatures of officers of each Sector Subsidiary executing the Loan Documents, certified by the Secretary or Assistant Secretary thereof;

                  (o) resolutions of the board of directors of Baldwin Technology (or appropriate committee thereof), certified by its Secretary or Assistant Secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by Baldwin Technology on the Closing Date, and authorizing the execution, delivery and performance thereof; and specimen signatures of officers of Baldwin Technology executing the Loan Documents, certified by the Secretary or Assistant Secretary thereof;

                  (p) with respect to each Borrower Subsidiary, resolutions of the board of directors (or the appropriate committee thereof) of such Borrower Subsidiary certified by its Secretary or Assistant Secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by such Borrower Subsidiary on the Closing Date, and authorizing the execution, delivery and performance thereof; and specimen signatures of officers of such Borrower Subsidiary executing the Loan Documents, certified by the Secretary or Assistant Secretary thereof;

                  (q) (i) the charter documents of each of the Borrowers, Baldwin, and the Sector Subsidiaries certified as of a recent date by the Secretary of State of such corporation's state of incorporation, and (ii) the charter documents of each Borrower Subsidiary certified as of the Closing Date as true, correct and complete by such corporation's Secretary or Assistant Secretary;

                  (r) the bylaws of each of the Borrowers, Baldwin, the Sector Subsidiaries, Baldwin Technology and each Borrower Subsidiary certified as of the Closing Date as true, correct and complete by such corporation's Secretary or Assistant Secretary;

                  (s) for each of the Borrowers, Baldwin, the Sector Subsidiaries, Baldwin Technology and each Borrower Subsidiary, certificates issued as of a recent date by the Secretary of State of the state of its incorporation as to its corporate good standing therein;

                  (t) certificates of the Secretary or Assistant Secretary of each of the Borrowers, Baldwin, the Sector Subsidiaries, Baldwin Technology and each Borrower Subsidiary as to the qualification of each such corporation to do business and corporate good standing in each jurisdiction in which the failure to qualify to do business would reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group;

                  (u) certificates of the Secretary or Assistant Secretary of each Borrower and each Guarantor, certifying that each of the Borrowers and each of the Guarantors has filed all necessary tax returns and paid all taxes due and owing with respect to each jurisdiction referred to in clause (s) above;

                  (v) executed Letter Agreement of even date herewith regarding the structuring fee and evidence of payment thereof;

                  (w) all fees payable by the Borrower on or before the Closing Date to the Agent and the Lenders (which may be paid from the proceeds of the initial Advance); and

                  (x)      Available Commitment Certificate;

                  (y) such other documents, instruments, certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby.

         4.2. CONDITIONS OF LOANS. The obligations of the Lenders to make any Advance hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                  (a) the Agent shall have received a notice of such borrowing or request as required by Section 2.3 hereof;

                  (b) the representations and warranties of Baldwin, the Borrowers, the Guarantors and the Baldwin Subsidiaries set forth in Article VI hereof and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date; and

                  (c) at the time of each such Advance, (1) no Default or Event of Default shall have occurred and be continuing, (2) the Agent shall not have accelerated the maturity of the Notes as a result of an Event of Default,
(3) no Material Adverse Effect with respect to Baldwin, any Significant Subsidiary or the Consolidated Group shall have occurred since the date of the most recent financial statements delivered to the Agent pursuant to Section 7.1, and (4) all of the Security Instruments shall have remained in full force and effect, and the perfection and priority of the Liens granted thereunder shall have remained unchanged.

In the case of each Advance hereunder (other than the initial Advance if such initial Advance is made on the Closing Date) the

Borrower's notice to the Agent with respect to the making of such Advance shall be deemed to be a representation and warranty by the Borrower on the date of such Advance as to the satisfaction of the conditions referred to in (b) and (c) of this Section 4.2.

                                    ARTICLE V

                              SECURITY; GUARANTIES

         5.1. SECURITY. As security for the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrowers and Baldwin shall on or before the Closing Date cause to be delivered to the Agent, in form and substance acceptable to the Agent, each of the Pledge Agreements together with certificates representing the Pledged Sector Subsidiary Stock, the Pledged Borrower Stock, the Pledged BAM Subsidiary Stock, the Pledged Baldwin Technology Subsidiary Stock and such stock powers duly executed in blank as may be required by the Agent.

         5.2. GUARANTY. To guarantee the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrowers and Baldwin shall cause to be delivered to the Agent, in form and substance acceptable to the Agent, on or before the Closing Date: (1) the Baldwin Guaranty, (2) the Sector Subsidiary Guaranty and (3) the BAM Subsidiary Guaranty.

         5.3. NEW SUBSIDIARIES. (a) If any Borrower acquires or forms a new Subsidiary (or if Enkel International ever owns any assets), the Borrowers shall immediately cause such Subsidiary (including Enkel International) to execute a guaranty of the Obligations in substantially the form of the BAM Subsidiary Guaranty (with appropriate changes to reflect such Subsidiary's name and relationship to the respective Borrower), unless such Subsidiary is a BAM Foreign Subsidiary or a BTL Foreign Subsidiary. The Borrowers shall also immediately pledge and deliver to the Agent, and shall promptly cause any other relevant stockholder to pledge and deliver to the Agent, all issued and outstanding stock of such Subsidiary (or, if such Subsidiary is a BAM Foreign Subsidiary or BTL Foreign Subsidiary, 65% of the issued and outstanding stock of such Subsidiary) (in each case, pursuant to a pledge agreement substantially similar to the form of the Baldwin Technology Pledge Agreement, to be executed by such stockholder at such time) together with stock powers executed in blank.

         (b) If Baldwin acquires or forms a new direct Subsidiary, Baldwin shall immediately cause such Subsidiary to execute a guaranty of the Obligations in substantially the form of the Sector Subsidiary Guaranty, unless such Subsidiary is a Baldwin Foreign Subsidiary. Baldwin shall also immediately pledge and deliver to the Agent, all issued and outstanding stock of such Subsidiary (or, if such Subsidiary is a Baldwin Foreign Subsidiary, 65% of the issued and outstanding stock of such Subsidiary) (in each case, pursuant to a pledge agreement substantially similar to the form of the Baldwin Pledge Agreement, to be executed by Baldwin at such time) together with stock powers executed in blank.

         (c) The Lenders are and will be unwilling to make any Advances to any Borrower after the date of acquisition or formation of any such Subsidiary (or after Enkel International owns any assets) unless and until the respective guaranty and pledge agreement required by subsection (a) or (b) above have been executed and delivered to the Agent, together with the respective shares and stock powers.

         5.4. CERTAIN STOCK OWNED BY SECTOR SUBSIDIARIES AND OTHER BALDWIN SUBSIDIARIES. The Borrower and Baldwin shall promptly deliver to the Agent any guaranty or pledge agreement executed by a Sector Subsidiary or any other Baldwin Subsidiary pursuant to Section 8.3(b)(i) or 8.3(c) together with the shares of stock pledged thereunder and stock powers executed in blank. The Lenders are, and will be, unwilling to make any Advance to any Borrower after the date of any loan, advance, issuance, sale or other disposition of any shares giving rise to the obligation of a Sector Subsidiary or other Baldwin Subsidiary to execute such a guaranty or pledge agreement, unless and until such guaranty or pledge agreement has been executed and delivered to the Agent, together with such shares and stock powers executed in blank.

         5.5. FILING AND RECORDING INSTRUMENTS. The Borrowers shall at their expense execute, deliver and file and re-file and record and re-record or cause to be filed and re-filed and recorded and re-recorded all instruments deemed necessary or advisable by the Agent to be filed and re-filed and recorded or re-recorded and shall continue or cause to be continued the Liens in the Collateral under the Loan Documents for so long as any of the Obligations shall be outstanding and until the Revolving Credit Termination Date.

         5.6. FURTHER ASSURANCES. At the request of the Agent, the Borrowers will execute by their duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document and will procure any such certificate, instrument, statement or document (and pay all connected costs) which the Agent reasonably deems necessary to create or preserve the Liens (and the perfection and priority thereof) of the Agent for the benefit of the Lenders contemplated hereby and by the other Loan Documents.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         Each Borrower and Baldwin represents and warrants (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of the Loan) that:

         6.1. ORGANIZATION, ETC. Baldwin and BAM are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware, BTL is a corporation duly organized, validly existing and in good standing under the laws of Bermuda, each of the Baldwin Subsidiaries and each of the BAM Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated as set forth in
Schedule 6.1, and Baldwin, each Borrower and each of their Subsidiaries has the corporate power and authority to own, operate and lease its respective property and to carry on its respective business as now being conducted. Baldwin, each Borrower and each of their Subsidiaries is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the failure to do so would have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group. Each of the Borrowers, BEC and BAP are wholly-owned Subsidiaries of Baldwin. Schedule 6.1 sets forth the jurisdiction of incorporation of the Baldwin Subsidiaries and each jurisdiction in which Baldwin, each Borrower or any of their Subsidiaries is authorized to do business as a foreign corporation. This Agreement, the Notes, the Borrowers Pledge Agreement and any other Loan Agreement to which any Borrower is a party have been duly authorized by all necessary corporate action on the part of such Borrower and, when executed and delivered by such Borrower, will constitute legal, valid and binding obligations of such Borrower, and, subject to bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement or priority of creditors' rights generally, now or hereafter in effect, and subject to the provision that equitable remedies shall be within the discretion of the court having jurisdiction to exercise the same, are enforceable in accordance with their respective terms. The Guaranties, the Pledge Agreements and any other Loan Document to which Baldwin, any Sector Subsidiary, any BAM Subsidiary or any BTL Subsidiary, as the case may be, and when executed and delivered by Baldwin, such Sector Subsidiary, such BAM Subsidiary, or such BTL Subsidiary, as the case may be, will constitute legal, valid and binding obligations of Baldwin, such Sector Subsidiary, such BAM Subsidiary, or such BTL Subsidiary, as the case may be, and, subject to bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement or priority of creditors' rights generally, now or hereafter in effect, and subject to the provision that equitable remedies shall be within the discretion of the court having jurisdiction to exercise the same, are enforceable in accordance with their respective terms. There are no Subsidiaries of Baldwin or any Borrower in existence as of the Closing Date other than those listed in Schedule 6.1. As of the Closing Date, neither Baldwin nor any Borrower owns any equity interest in any Person other than the Persons set out in
Schedule 6.1. All of the outstanding capital stock of Baldwin is validly issued, fully paid and non-assessable.

         6.2. BUSINESS; FINANCIAL STATEMENTS. Baldwin has furnished the Agent and each Lender with (i) audited consolidated balance

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
sheets of Baldwin and its Subsidiaries as of June 30 in each of the years 1988 through 1995 and the related consolidated statements of income, of changes in shareholders' equity and of cash flows and, as applicable, changes in financial position or cash flows for the periods of twelve months ended on each such date;
(ii) the unaudited consolidating balance sheets of Baldwin and its Subsidiaries, as of June 30 in each of the years 1994 and 1995, and related consolidating statements of income and shareholders' equity for the twelve months ended on each such date; (iii) the balance sheets of BAM and BTL as of June 30 in each of the years 1994 and 1995 (and related statements of income and of changes in shareholders' equity) together with the related accountants' review reports;
(iv) the unaudited consolidated (and consolidating) balance sheet of Baldwin and its Subsidiaries as of September 30, 1995, and the related consolidated (and, with respect to statements of income and changes in shareholders' equity, consolidating) statements of income, of changes in shareholders' equity and of cash flows of Baldwin and its Subsidiaries for the period then ended; and (v) the unaudited balance sheets of BAM and BTL, as of September 30, 1995, and the related statements of income and of changes in shareholders' equity for the period then ended. The financial statements referred to in this paragraph 6.2 including any related schedules and/or notes (the "Financial Statements"), are true and correct in all material respects, have been prepared in accordance with GAAP and show all liabilities of Baldwin and its consolidated Subsidiaries (and in the case of the balance sheets of BAM and BTL, all liabilities of BAM and
BTL) required to be shown therein accordance with GAAP. The balance sheets included in the Financial Statements fairly present the condition of Baldwin and its consolidated Subsidiaries (including BAM), of BAM and of BTL, as the case may be, as at the dates thereof, and the statements of income, of changes in shareholders' equity and of cash flows included in the Financial Statements fairly present the results of the operations, the changes in shareholders' equity and the cash flows of Baldwin and its consolidated Subsidiaries (including BAM) for the periods indicated. Baldwin has furnished the Agent and each Lender with each filing or report filed with the SEC under Section 13 or 15(d) of the Exchange Act in respect of the fiscal year ended June 30, 1995. There has been no change or event which has had a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group since June 30, 1995.

         6.3. ACTIONS PENDING. Except as disclosed in Schedule 6.3, there is no action, suit, investigation or proceeding pending or, to the knowledge of any Borrower or any Borrower Subsidiary, threatened against Baldwin, any Borrower or any of their Subsidiaries, or any properties or rights of Baldwin, any Borrower or any of their Subsidiaries, by or before any court, arbitrator or administrative or governmental body which might have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group, or impair any Borrower's ability to perform this Agreement, the Notes, the Borrowers Pledge Agreement or any other Loan Document to which it is a party, Baldwin's ability to perform the Baldwin Guaranty or any other Loan Document Agreement to which it is a party or any Guarantor's ability to perform any Guaranty, Pledge Agreement or other Loan Documents to which it is a party. There are no actions or proceedings filed or pending or (to the best knowledge of each Borrower) investigations pending or threatened against Baldwin, any Borrower or any of their Subsidiaries which questions the validity or legality or seeks damages in connection with this Agreement, the Notes or any other Loan Document or any action taken or to be taken with respect to any of the foregoing or any of the transactions contemplated hereby or thereby.

         6.4. TITLE TO PROPERTIES. Each of Baldwin, the Borrowers and their Subsidiaries has good title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the balance sheets as of June 30, 1993 included in the Financial Statements (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section 8.3(a). All leases necessary in any material respect for the conduct of the respective businesses of Baldwin, the Borrowers and their Subsidiaries are valid and subsisting and are in full force and effect. As of the date of this Agreement, all of the outstanding capital stock of the Borrowers, each of the Sector Subsidiaries, each of the BAM Subsidiaries, and each of the other Baldwin Subsidiaries listed in Schedule 6.1 is validly issued, fully paid and non-assessable, is owned by the Persons and in the amounts listed on Schedule 6.1, which Persons collectively own 100% of the issued and outstanding shares of capital stock of such Borrower and each such Subsidiary, and all such capital stock owned by Baldwin, any Borrower or their Subsidiaries is owned free and clear of any Lien of any kind and Baldwin, such Borrower or such other Subsidiary has the right, subject only to limitations imposed by applicable law to receive dividends and distributions on such capital stock.

         6.5. TAX RETURNS AND PAYMENTS. Each of Baldwin, the Borrowers and their Subsidiaries has filed all Federal, State, local and foreign income tax returns, franchise tax returns, real and personal property tax returns and other tax returns required by law to be filed by or on behalf of them or with respect to their respective properties or assets other than those which the failure to file in the aggregate do not and will not have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group, and all taxes, assessments and other governmental charges imposed upon any of Baldwin, the Borrowers or their Subsidiaries or any of their respective properties, assets, income or franchises which are due and payable have been paid, other than those presently payable without penalty or interest, those presently being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as may be required by GAAP have been made and those which in the aggregate with all other unpaid taxes, assessments and governmental charges do not and will not have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

         6.6. CONFLICTING AGREEMENTS AND OTHER MATTERS. None of Baldwin, the Borrowers or any of their Subsidiaries is in violation of any term of its charter or by-laws, or in breach of any term of any agreement (including any agreement with stockholders), instrument, indenture, order, judgment, decree, statute, law, rule or regulation to which it is subject, the consequences of which violation or breach are reasonably likely to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group or impair any Borrower's ability to perform this Agreement, the Notes, the Borrowers Pledge Agreement or any other Loan Document to which it is a party, Baldwin's ability to perform the Baldwin Guaranty or the other Loan Documents to which it is a party or any Guarantor's ability to perform any Guaranty, Pledge Agreement or other Loan Document to which it is a party. None of Baldwin, the Borrowers or any of their Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which has a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group. Neither the execution and delivery of this Agreement, the Notes and the Loan Documents, nor fulfillment of nor compliance with the terms and provisions of this Agreement, the Notes and the Loan Documents, will conflict with the provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Baldwin, any Borrower or any of their Subsidiaries pursuant to, its charter or bylaws, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which it is subject. None of Baldwin, the Borrowers or any of their Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, the Funded Debt to be evidenced by the Notes.

         6.7. ERISA.

                  (a) To the best of each Borrower's knowledge, neither Baldwin nor any Borrower nor any Related Person has breached any of the fiduciary rules of ERISA or engaged in any prohibited transaction in connection with which Baldwin, any Borrower or any Related Person could be subjected to (in the case of any such breach) a suit for damages or (in the case of any such prohibited transaction), either a civil penalty assessed pursuant to section 502(i) of ERISA, a tax imposed under such section 4975 of the Code or a lien imposed under section 412(n) of the Code, in any such case which would have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

                  (b) No Plan subject to Title IV of ERISA or any trust created under any such Plan has been terminated since September 2, 1974 which termination may reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group. Neither Baldwin nor any Borrower nor any Related Person has within the past six years contributed, or had any obligation to contribute, to a single employer plan that has at least two contributing sponsors not under common control or ceased operations at a facility under circumstances which could result in liability under the Code or ERISA that may reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group. No liability to the PBGC has been or is expected by Baldwin, any Borrower or any Related Person to be incurred with respect to any Plan by Baldwin, any Borrower or any Related Person which may reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group. There has been no reportable event (within the meaning of section 4043(b) of ERISA) or any other event or condition with respect to any Plan which presents a risk of termination of any such Plan by the PBGC under circumstances which in any case could result in liability which may reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

                  (c) Except to the extent failure to do so would not result in liability which may reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group, (i) full payment has been made (or will be made within the period described in section 412 of the Code) of all amounts which Baldwin, any Borrower or any Related Person is required under the terms of each Plan to have paid as contributions to such Plan as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof (or will be made within the period described in section 404 of the Code), (ii) no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan, and (iii) each Plan satisfies the minimum funding standard of section 412 of the Code.

                  (d) (i) neither Baldwin nor any Borrower nor any Related Person has been obligated to contribute to any Multiemployer Plan the withdrawal from which has given rise or could give rise to liability that may reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group, and (iii) neither Baldwin nor any Borrower nor any Related Person has been notified by the sponsor of a Multiemployer Plan to which Baldwin, any Borrower or any Related Person is obligated or has been obligated to contribute that such Multiemployer Plan has been terminated or is in reorganization and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated if such reorganization or termination could result in liability which may reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

                  (e) Neither Baldwin nor any Borrower nor any Related Person has, or is expected to incur, any liability for post retirement benefits under any and all welfare benefit plans (as defined in section 3(1) of ERISA), whether written or unwritten, which are or have been established or maintained, or to which contributions are or have been made, by Baldwin, any Borrower or any Related Person which may reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

                  (f) Neither Baldwin nor any Borrower nor any Related Person has engaged in any transaction that could result in the incurrence of any liabilities under section 4069 or section 4212 of ERISA which may reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

                  (g) The execution and delivery of this Agreement and the making of the Loans will not involve any transaction which is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975 of the Code. The foregoing representation in this paragraph (g) is made in reliance upon the representation and warranty of the Lenders set forth in section 11.10 hereof.

         6.8. ENVIRONMENTAL MATTERS. Each of Baldwin, the Borrowers and their Subsidiaries has obtained all permits, licenses and other authorizations that are required and is in compliance with all terms and conditions of all permits, licenses, and other authorizations required to be obtained by it under all applicable Environmental Laws, and is also in compliance with all other applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in any Environmental Laws or in any regulation, ordinance, code, plan, order, decree, judgment, injunction, notice, or demand letter issued, entered, promulgated, or approved thereunder, except to the extent that failure so to comply does not have a Material Adverse Effect on Baldwin, any Borrower or any of their Subsidiaries. The Borrowers and Baldwin are not aware of any prior use of any of the owned or leased properties of Baldwin, the Borrowers or any of their Subsidiaries by any Person, that constitutes a violation of any Environmental Laws, except to the extent that such violation does not have a Material Adverse Effect on Baldwin, any Borrower, or any of their Subsidiaries. Neither any Borrower nor Baldwin is aware of any event, condition, or activity which may interfere with or prevent continued compliance by Baldwin, the Borrowers and their Subsidiaries with all Environmental Laws, except to the extent that failure so to continue to comply would not have a Material Adverse Effective on Baldwin, Borrower or any of their Subsidiaries.

         6.9. LABOR RELATIONS. There is not now pending, nor to the knowledge of any Borrower or any Borrower Subsidiary threatened, any strike, work stoppage, work slow-down, or material grievance or other dispute between Baldwin, any Borrower or any of their Subsidiaries and any bargaining unit or significant number of its respective employees.

         6.10. DISCLOSURE. Neither this Agreement, the Notes, the other Loan Documents nor any other document, certificate or statement furnished to the Agent or any Lender by or on behalf of Baldwin, any Borrower or any Guarantor in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact peculiar to Baldwin, any Borrower or any of their Subsidiaries which has a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group and which has not been set forth in this Agreement, the Notes, the other Loan Documents or in other documents, certificates and statements furnished to the Agent and the Lenders by or on behalf of Baldwin, any Borrower or any Guarantor prior to the date hereof in connection with the transactions contemplated by this Agreement.

         6.11. STATUS UNDER CERTAIN FEDERAL STATUTES. Neither Baldwin nor any Borrower nor any of their Subsidiaries is (a) an "investment company" or a company "controlled" by an "investment company" or an "open-end investment company" or a "unit investment trust" or a "face-amount certificate company", within the meaning of the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (c) a "carrier", as defined in section 11,301(a)(1) of Title 49 of the United States Code and subject to the provision of such Title. Neither Baldwin nor any Borrower nor any of their Subsidiaries is a "national of any designated foreign country", within the meaning of the Foreign Assets Control Regulations or the Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R., Subtitle B, Chapter V, as amended, or any regulations or rulings issued thereunder. Neither the making of the Loans nor the use of such proceeds by the Borrowers as required by this Agreement will violate the Foreign Assets Control Regulations, the Foreign Funds Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Iranian Assets Control Regulations, the Libyan Sanctions Regulations, the Iranian Transactions Regulations, the Iraqi Sanctions Regulations, the Haitian Transactions Regulations, or any other regulations of the U.S. Treasury Department (as set forth in 31 C.F.R., Subtitle B,

Chapter V, as amended), or any of Executive Orders 12,722, 12,724, 12,808 and 12,810 of the President of the United States.

         6.12. MARGIN STOCK. Neither Baldwin nor any Borrower nor any of their respective Subsidiaries is engaged principally in, or has as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any "margin stock" as such terms is defined in Regulation U, as amended (12 C.F.R. Part 221), of the Board. The proceeds of the borrowings made pursuant to Section 2.1 hereof will be used by the Borrowers only for the purposes set forth in Section 2.6 hereof. None of such proceeds will be used by any Borrower or any Borrower Subsidiary, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither any Borrower nor any agent authorized to act, and acting, in its behalf (other than the other parties to this Agreement) has taken or will take any action which would cause this Agreement or any of the Loan Documents to violate any regulation of the Board or to violate the Exchange Act or any state securities laws, in each case as in effect on the date hereof.

         6.13. NO CONSENTS, ETC. Neither the respective businesses or properties of Baldwin, any Borrower, any Borrower Subsidiary, any Sector Subsidiary or any Baldwin Subsidiary nor any relationship between Baldwin, any Borrower, any Borrower Subsidiary, any Sector Subsidiary or any of Baldwin Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental or other authority or any other Person on the part of Baldwin, any Borrower, any Borrower Subsidiary, any Sector Subsidiary or any Baldwin Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement or the other Loan Documents, except where such consent, approval, authorization, filing, registration or qualification has been obtained or effected, or will be obtained or effected in the ordinary course or where the failure to obtain or effect the same could not reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

         6.14. SOLVENCY. Baldwin, each Borrower, each Guarantor, and each of their Subsidiaries is Solvent after giving effect to the transactions contemplated by this Agreement and the other Loan Documents.

         6.15. RESTRICTIONS ON DIVIDENDS. Except as set forth in this Agreement, there are no restrictions on the ability of any Subsidiary to pay dividends to Baldwin or any Borrower.

         6.16. NO SENIOR OR EQUAL DEBT. Neither Baldwin nor any Borrower, nor any Borrower Subsidiary nor any Sector Subsidiary is directly or indirectly liable with respect to (i) any Indebtedness that is senior to the Obligations, or (ii) any Indebtedness for Money Borrowed (other than the Existing Capitalized Leases and other than the Indebtedness under the Senior Note Documents) that ranks equal to or pari passus with the Obligations.

         6.17. SURVIVAL OF WARRANTIES AND REPRESENTATIONS. Each Borrower covenants, warrants and represents to the Agent that all representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents shall survive the execution, delivery and acceptance hereof and thereof by the parties hereto and thereto and the closing of the transactions described herein or related hereto and any investigation at any time made by or on behalf of the Agent shall not diminish the Agent's right to reply thereon.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         Until all principal and interest on the Loans are paid in full, all fees, charges and other expenses then due and owing are paid in full and the Total Commitment has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, each Borrower and Baldwin will:

         7.1. FINANCIAL REPORTING. Deliver or cause to be delivered to the Agent and each Lender:

                  (a) as soon as practicable and in any event not more than 45 days after the end of each Fiscal Quarter of Baldwin (except the fourth quarter), (i) a consolidated (and upon the request of the Agent or any Lender, consolidating) balance sheet of Baldwin and its Subsidiaries, and a balance sheet of each of BAM and BTL, in each case as at the end of such Fiscal Quarter and for the Fiscal Year to date, and (ii) the related consolidated (and, with respect to statements of income and changes in shareholders' equity, upon the request of the Agent or any Lender, consolidating) statements of income, of changes in shareholders' equity and of cash flows of Baldwin and its Subsidiaries, and the respective statements of income and of changes in shareholders' equity of each of BAM and BTL, in each case for such period(s) setting forth, in each case in comparative form, figures for the corresponding period(s) in the preceding Fiscal Year of Baldwin, all in reasonable detail and in accordance with GAAP and certified by the chief accounting officer or chief financial officer of Baldwin, BAM and BTL as fairly presenting the consolidated (and, if requested, consolidating) financial condition of Baldwin and its Subsidiaries, and the financial condition of each of BAM and BTL, as at the dates indicated and the consolidated results of their operations and cash flows, in each case for the periods indicated, in conformity with GAAP (except as disclosed in the certificate of such chief accounting officer or chief financial officer with any changes in accounting policies discussed in reasonable detail), subject to changes resulting from year-end adjustments not material in scope or amount;

                  (b) as soon as practicable and in any event not more than 90 days after the end of each Fiscal Year of Baldwin, (i) a consolidated and consolidating balance sheet of Baldwin and its Subsidiaries, and a balance sheet of each of BAM and BTL, in each case as of the end of such Fiscal Year and (ii) the related consolidated (and with respect to statements of income and changes in shareholders' equity, upon the request of the Agent or any Lender, consolidating) statements of income, of cash flows and of changes in shareholders' equity of Baldwin and its Subsidiaries, and the respective statements of income and of changes in shareholders' equity of each of BAM and BTL, for such Fiscal Year, and setting forth in each case, in comparative form, corresponding figures for the preceding Fiscal Year of Baldwin, all in reasonable detail and in accordance with GAAP and (i) in the case of such consolidated financial statements accompanied by a report thereon of Price Waterhouse or other independent certified public accountants of recognized national standing selected by Baldwin, which report shall be without limitations to the scope of the audit and shall state that such consolidated financial statements present fairly the financial condition of Baldwin and its Subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods indicated in conformity with GAAP (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) in the case of the financial statement of each of BAM and BTL, accompanied by a review report with respect to such financial statements prepared by the same independent certified public accountants that prepared the report referred to in clause (i) above for such Fiscal Year;

                  (c) together with each delivery of financial statements of Baldwin and its Subsidiaries pursuant to subparagraphs (a) and (b) of this
Section 7.1, a certificate of the chief financial officer of Baldwin and each Borrower (i) stating that (A) the signer has reviewed the terms of this Agreement and the Notes and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of Baldwin and its Subsidiaries during the fiscal period covered by such financial statements and that such review has not disclosed the existence during or at the end of such fiscal period, and that to the best of his knowledge after reasonable investigation the signer has no knowledge of the existence as at the date of such certificate, of any condition or event which constitutes a Default or Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Baldwin and the Borrowers have taken, are taking or propose to take with respect thereto and (ii) Baldwin, the Borrowers and their Subsidiaries are in compliance with the provisions of Sections 8.1, 8.2, 8.3 and 8.4 hereof and (B) demonstrating (with computations in reasonable detail) compliance by Baldwin, the Borrowers and their Subsidiaries with the provisions of Sections 8.1, 8.2, 8.3 and 8.4;

                  (d) together with each delivery of financial statements of Baldwin and its Subsidiaries pursuant to subparagraph (b) of this Section 7.1, a certificate by Baldwin's independent public accountants stating (i) that their audit examination has included a review of the terms of this Agreement and the Notes as they relate to accounting matters and that such review is sufficient to enable them to make the statement referred to in clause (iii) of this subparagraph (d), (ii) whether, in the course of their audit examination, there has been disclosed the existence during the Fiscal Year covered by such financial statements (and whether they have knowledge of the existence as of the date of such accountants' certificate) of any condition or event which constitutes a Default or Event of Default under Sections 8.1, 8.2, 8.3 (other than 8.3(a) or 8.3(g)) and 8.4 hereof, and if during their audit examination there has been disclosed (or if they have knowledge of) such a condition or event, specifying the nature and period of existence thereof (it being understood, however, that such accountants shall not be liable to any Person by reason of their failure to obtain knowledge of any Default or Event of Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards), and (iii) that based on their annual examination nothing came to their attention which causes them to believe that the information contained in the certificate of Baldwin's and each Borrower's chief financial officer delivered pursuant to subparagraph (c) of this Section 7.1 insofar as it relates to accounting or auditing matters is not correct or that the matters set forth in such certificate are not stated in accordance with the terms of this Agreement (it being understood that such independent public accountants' examination was not primarily directed toward determining the accuracy of such information);

                  (e) promptly after receipt thereof by Baldwin or any Borrower, copies of all material reports submitted to Baldwin or such Borrower by independent public accountants and consultants in connection with each annual, interim or special audit of the books of Baldwin or any Significant Subsidiary made by such accountants;

                  (f) promptly after any officer of Baldwin, any Borrower or any of their Subsidiaries obtains knowledge (i) that a condition or event exists that constitutes a Default or Event of Default, (ii) that the Agent or any Lender has given any notice or taken any other action with respect to a claimed Default or Event of Default under this Agreement, (iii) of any condition or event peculiar to Baldwin, any Borrower or any of their Subsidiaries which could reasonably be expected to have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group,
(iv) that any Person has given any notice to Baldwin, any Borrower or any of their Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 9.1(j), (v) of the institution of any litigation involving claims against Baldwin, any Borrower or any of their Subsidiaries equal to or greater than $500,000 with respect to any single cause of action or $1,000,000 in the aggregate, (vi) of the assertion by any Person of a claim for breach or violation of any Environmental Law or for damages resulting from such breach or violation against Baldwin, any Borrower or any of their Subsidiaries which if adversely determined against Baldwin or such Borrower or Subsidiary would have a Material Adverse Effect on Baldwin or such Borrower or Subsidiary or on the Consolidated Group, (vii) of the assertion of any claim by any Person seeking injunctive relief against Baldwin, any Borrower or any of their Subsidiaries which would impair the conduct by Baldwin, any Borrower or any of their Subsidiaries of its business in the ordinary course or the performance of this Agreement, the Notes or any Loan Document or (viii) the occurrence of any default or any event of default under any Senior Note Document or any other agreement, instrument or note evidencing or pursuant to which any other Indebtedness, the outstanding principal amount of which exceeds $1,000,000, has been issued by Baldwin, any Borrower or any of their Subsidiaries, specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by the Agent or such Lender or Person and the nature of such claimed Default, Event of Default, event or condition, and what action the Borrowers have taken, are taking or propose to take with respect thereto;

                  (g) promptly after any officer of Baldwin, any Borrower or any of their Subsidiaries obtains knowledge of the occurrence of any (i) "reportable event", as such term is defined in section 4043 of ERISA, with respect to any Plan, (ii) "prohibited transaction" as such term is defined in section 4975 of the Code, in connection with any Plan or any trust created thereunder which is not otherwise exempt under a statutory, class or administrative exemption, (iii) event described in Section 8.5, (iv) reorganization or termination of any Multiemployer Plan to which Baldwin, any Borrower or any Related Person is obligated or has been obligated to contribute,
(v) termination of any Plan, or proceedings to terminate any Plan which are pending or threatened, (vi) liability to or on account of any Plan under section 4062, 4063 or 4064 of ERISA which will or may be incurred by Baldwin, any Borrower or a Related Person, a written notice specifying the nature thereof, what action Baldwin, such Borrower or any Related Person has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto;

                  (h) promptly after the transmission thereof, copies of all such financial statements, proxy statements, notices and reports as Baldwin, any Borrower or any of their Subsidiaries shall send to its public debtholders or public stockholders and copies of all registration statements (without exhibits) and all reports which Baldwin, any Borrower or any of their Subsidiaries files with the SEC;

                  (i) promptly after the transmission thereof, copies of all such financial statements, notices, certificates and reports as Baldwin, any Borrower or any of their Subsidiaries shall send to any holder under the Senior Note Documents or to any other lender, or group of lenders, if the aggregate Debt outstanding to such lender, or group of lenders, (x) from Baldwin, the Borrowers and their Subsidiaries (other than the Sector Subsidiaries and their Subsidiaries) exceeds $1,000,000 or (y) from the Sector Subsidiaries and their Subsidiaries exceeds $3,000,000;

                  (j) promptly after receipt thereof, copies of all reports, statements and notices Baldwin, any Borrower or any of their Subsidiaries may receive in accordance with Section 13(d) or 14(d) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC;

                  (k) promptly upon any such occurrence, written notice of any event resulting in a mandatory reduction in the Total Commitment, an increase in the Unavailable Commitment Amount, or prepayment of the Loans, and of the net proceeds, if any, realized by any Borrower in connection therewith or as a result thereof;

                  (l) as soon as practicable and in any event not more than 60 days after the end of each Fiscal Year (each, a "Prior Fiscal Year") of Baldwin, a copy of consolidating financial projections (including consolidating projected balance sheets and income statements) and consolidated projected cash flow statements, for Baldwin, each Borrower, each Sector Subsidiary and any other direct Subsidiary of Baldwin, in each case with respect to the Fiscal Year immediately following such Prior Fiscal Year;

                  (m)      as soon as practicable and in any event within thirty
(30) days of the end of each calendar quarter, an Available Commitment Certificate as at the end of such calendar quarter, accompanied by a certificate of an Authorized Officer that, at no time since the delivery of the previous Available Commitment Certificate to the Agent, was the principal amount of Loans outstanding greater than the Total Commitment less the Unavailable Commitment Amount (without duplication);

                  (n) with reasonable promptness, such other information and data with respect to Baldwin, any Borrower or any of their

Subsidiaries as from time to time may be reasonably requested by the Agent or any Lender.

         7.2. INSPECTION OF PROPERTY. Permit any Person designated by the Agent or any Lender, at the Agent's or such Lender's expense (unless such inspection shall be made during the continuance of a Default or after the occurrence of an Event of Default, in which event the reasonable expense of such inspection shall be borne by the Borrowers, jointly and severally), to visit and inspect any of the properties of itself or any of its Subsidiaries, to examine the corporate books and financial records of itself or any of its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of itself or any of its Subsidiaries with the principal officers of it or such Subsidiary, and (prior to the occurrence and continuance of a Default or Event of Default), upon consent of any Borrower (which consent shall not be unreasonably withheld) and at the expense of the Agent or such Lender (and during the continuance of a Default or after the occurrence of an Event of Default without the consent of Baldwin or any Borrower and at the expense of the Borrowers) Baldwin's and each Borrower's independent public accountants (and by this provision the Borrowers authorize such accountants to discuss with any Person so designated the affairs, finances and accounts of Baldwin, the Borrowers and their Subsidiaries), all at such reasonable times and as often as the Agent or such Lender may reasonably request.

         7.3. CORPORATE EXISTENCE, ETC. At all times preserve and keep in full force and effect its, and their Subsidiaries', corporate existence, and rights and franchises material to the business of Baldwin, any Significant Subsidiary or the Consolidated Group except as otherwise specifically permitted by Section 8.3(d), and qualify, and cause each of its Subsidiaries to qualify, to do business in any jurisdiction where the failure to do so would have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

         7.4. PAYMENT OF TAXES AND CLAIMS. Pay, and cause each of their Subsidiaries to pay, (i) all income taxes before the same shall become delinquent, except where such income taxes are contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and only if adequate reserves therefor have been established on its books of account in accordance with GAAP, and (ii) all other taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable, except where such tax, assessment, charge or claim is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and only if such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor, and except, in either case, for income taxes, other taxes, assessments, and other charges which in the aggregate with all other unpaid taxes, assessments and governmental charges do not and will not have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

         7.5. COMPLIANCE WITH LAWS, ETC. Comply, and cause each of their Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including, without limitation, the Occupational Safety and Health Act of 1970, as amended, ERISA and all Environmental Laws), the violation of which would have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

         7.6. MAINTENANCE OF PROPERTIES. Maintain or make adequate arrangements for the maintenance of, and cause each of their Subsidiaries to maintain or make adequate arrangements for the maintenance of, in good repair and working order and condition, subject to reasonable wear and tear and obsolescence, all properties used or useful in its or their business, and from time to time make or cause to be made all appropriate repairs, renewals and replacements thereof.

         7.7. INSURANCE. Maintain, and cause each of their Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and business of Baldwin and such Subsidiaries in such forms and amounts and against such risks customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated, and notify the Agent promptly of any event or occurrence causing a material loss thereof and the estimated (or actual, if available) amount of such loss.

         7.8. SCOPE OF BUSINESS. Engage, and cause each of their Subsidiaries to engage, only in Businesses in substantially the same fields as the businesses conducted on the date of this Agreement.

         7.9. ENVIRONMENTAL COMPLIANCE. (i) Obtain and maintain, and cause each of their Subsidiaries to obtain and maintain, all permits, licenses, and other authorizations that are required under all Environmental Laws, (ii) comply, and cause each of their Subsidiaries to comply, with all terms and conditions of all such permits, licenses, and authorizations and with all other applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in all Environmental Laws or in any regulation, ordinance, code, plan, order, decree, judgment, injunction, notice, or demand letter issued, entered, promulgated, or approved thereunder, except to the extent that failure to do so does not have a Material Adverse Effect on Baldwin, any Borrower, or any of their Subsidiaries, and

(iii) operate, and cause each of their Subsidiaries to operate, all property owned or leased by it such that no claim or obligation, including a clean-up obligation, which could have a Material Adverse Effect on Baldwin, any Borrower or any of their Subsidiaries, shall arise under any Environmental Law, and if any claim is made against Baldwin, any Borrower or any of their Subsidiaries or any such obligation of Baldwin, any Borrower or any of their Subsidiaries, which would have a Material Adverse Effect on Baldwin, any Borrower, any of their Subsidiaries or the Consolidated Group, arises under any Environmental Law, the party against whom such claim is made shall timely satisfy such claim or obligation.

         7.10. MAINTENANCE OF BOOKS AND RECORDS. Do, and cause each of their Subsidiaries to do, the following: (i) keep proper records and books of account with respect to its business activities in which proper entries are made in the ordinary course of all dealings or transactions of or in relation to its business and affairs; (ii) set up on its books adequate reserves with respect to all taxes, assessments, charges, levies and claims; and (iii) set up on its books reserves against doubtful accounts receivable, advances and all other proper reserves (including reserves for depreciation, obsolescence or amortization of its property). All determinations pursuant to this Section 7.10 shall be made in accordance with, or as required by, GAAP. Notwithstanding the foregoing, Baldwin, any Borrower or any of their Subsidiaries may make adjustments and changes in the manner in which their books and records are kept; provided, that:

                  (a) all such adjustments and changes shall be required or permitted by GAAP but need not conform with its prior accounting practice;

                  (b) the Agent and each Lender shall be given (i) written notice from Baldwin and each Borrower of all such changes or adjustments with the delivery of the financial statements required by Section 7.1(a) or 7.1(b), as the case may be, for the fiscal period in which such adjustment or change was first put into effect, and (ii) with the delivery of the financial statements required by Section 7.1(b) a description by the independent certified public accountants who audited such financial statements of the effect of all such changes and adjustments put into effect in the preceding Fiscal Year on such financial statements (i) which are required by GAAP to be referred to in such financial statements or such independent certified public accountants' opinions thereon, or (ii) if not required by GAAP, with respect to which the Agent has reasonably requested a description;

                  (c)      the financial covenants and ratios set forth in
Section 8.1 and the ratios set forth in Section 8.4(a) shall continue to be calculated without regard to such adjustments or changes unless and until the Agent and each Lender has consented thereto.

         7.11. PAYMENT OF TRADE PAYABLES. Pay, and cause each of its Subsidiaries to pay, all trade payables promptly (i) in accordance with their terms or (ii) in accordance with prior practice, if paying trade payables in accordance with such prior practice (and not in accordance with their terms) would not, in each circumstance or in the aggregate, have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

         7.12. PAY INDEBTEDNESS TO LENDERS AND PERFORM OTHER COVENANTS. (a) Make full and timely payment of the principal of and interest on the Notes and all other Obligations whether now existing or hereafter arising; and (b) duly comply with all terms and covenants contained in all other Loan Documents.

         7.13. ENVIRONMENTAL REPORTS. Promptly provide to the Agent true, accurate and complete copies of any and all material documents, including reports, submissions, notices, orders, directives, findings and correspondence made or received by Baldwin, any Borrower or any Subsidiary to or from the United States Environmental Protection Agency ("EPA") or any other federal, state or local authority pursuant to any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder which require informational submissions pursuant to Environmental Laws regarding or in connection with any matter or situation that would reasonably be likely to result in a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

         7.14. NOTICE OF DISCHARGE OF HAZARDOUS MATERIAL OR ENVIRONMENTAL COMPLAINT. Give to the Agent immediate written notice of any complaint, order, directive, claim, citation or notice by any governmental authority or any other Person to Baldwin, any Borrower or any of their Subsidiaries regarding or in connection with any matter that is reasonably likely to result in a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group, with respect to (a) air emissions, (b) spills, releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing property owned or leased by Baldwin, any Borrower or any of their Subsidiaries, (c) noise emissions, (d) solid or liquid waste disposal, or (e) the use, generation, storage, transportation or disposal of Hazardous Material. Such notices shall include, among other information, the name of the party who filed the claim, the nature of the claim and the actual or potential amount of the claim. Each Borrower shall, and shall cause Baldwin and each of their Subsidiaries to, promptly comply in all material respects with its obligations under law with regard to such matters. However, no Borrower shall be obligated to give such notice to the Agent or any Lender of any use, generation, storage, transportation, disposal, discharge or existence of any Hazardous Material which occurs legally.

         7.15. INDEMNIFICATION. Each Borrower and Baldwin hereby agrees, jointly and severally, to defend, indemnify and hold the Agent and the Lenders harmless from and against any and all claims, losses, liabilities, damages and out-of-pocket expenses (including, without limitation, cleanup costs and reasonable attorneys' fees including those arising by reason of any of the aforesaid or an action against Baldwin, any Borrower or any of their Subsidiaries under this indemnity) of or against the Agent or any Lender arising directly or indirectly from, out of or by reason of the handling, storage, treatment, emission, leakage, spillage, discharge, release or disposal of any Hazardous Material by or in respect of Baldwin, any Borrower or any Subsidiary or on property owned or leased by Baldwin, any Borrower or any Subsidiary. This indemnity shall apply notwithstanding any negligent or other contributory conduct by or on the part of the Agent or any Lender or any one or more other Persons (excluding the gross negligence or willful misconduct of the Agent or any Lender). The provisions of this Section 7.15 shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

         7.16. FURTHER ASSURANCES. At its cost and expense, upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts as may be reasonably necessary to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

         7.17. USE OF PROCEEDS. Use the proceeds of the Loans solely for the purposes set forth in Section 2.6 of this Agreement.

         7.18. NEW SUBSIDIARIES. Promptly following the formation or acquisition of any Subsidiary of any Borrower or any direct Subsidiary of Baldwin (other than a BAM Foreign Subsidiary, a BTL Foreign Subsidiary or a Baldwin Foreign Subsidiary) subsequent to the Closing Date, cause to be delivered to the Agent for the benefit of the Lenders each of the following, each in form reasonably acceptable to the Agent:

                  (a) a guaranty agreement pursuant to which such Subsidiary guarantees all of the Obligations;

                  (b) an opinion of counsel to each Borrower and such Subsidiary dated as of the date of delivery of the guaranty agreement provided in the foregoing clause (a) and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent, substantially to the effect that:

                           (1)      such Subsidiary is duly organized, validly
existing and in good standing in the jurisdiction of its incorporation and has the requisite corporate power and authority to execute and deliver the guaranty agreement described in clause (a) of this
Section 7.18; and

                           (2)      with respect to such Subsidiary, its
execution, delivery and performance of the guaranty agreement delivered pursuant to clause (a) of this Section 7.18 to which such Subsidiary is a signatory has been duly authorized by all requisite corporate action (including any required shareholder approval), such document has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against such Subsidiary in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent transfer or conveyance or other similar laws affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity); and

                  (c) current copies of the charter and bylaws of such Subsidiary and resolutions of the Board of Directors (and, if required by such charter, bylaws or by applicable laws, of the shareholders) of such Subsidiary authorizing the actions and the execution, delivery and performance of this guaranty agreement described in clause (a) of this Section 7.18 and a certificate or certificates of the Secretary of State, Department of Revenue or appropriate government authority certifying that such Subsidiary is duly qualified to transact business as a foreign corporation in such jurisdiction from each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         Until all principal and interest on the Loans are paid in full, all fees, charges and other expenses then due and owing are paid in full and the Total Commitment has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, each Borrower and Baldwin covenants and agrees that:

         8.1.     FINANCIAL COVENANTS.  It will not:

                  (a) Consolidated Net Worth. Permit Consolidated Net Worth, calculated as of the last day of any Fiscal Quarter of Baldwin after June 30, 1995, to be less than (i) $80,000,000, plus (ii) an amount equal to 50% of the aggregate of the Consolidated Net Income (without deduction for quarterly losses) in each Fiscal Quarter thereafter.

                  (b) Current Ratio. Permit the Current Ratio, calculated as of the last day of any Fiscal Quarter after June 30, 1993, to be less than 1.3 to 1.0.

                  (c) Funded Debt to Cash Flow. Permit, as of the last day of any Fiscal Quarter of Baldwin, the ratio of Consolidated Funded Debt to Consolidated Cash Flow for the period indicated below ending as of such Fiscal Quarter end to be greater than the ratio set forth opposite such period below:

                                                                               Required Ratio of
                                                                              Consolidated Funded
                  Period                                                Debt to Consolidated Cash Flow

         Each period of four                                                     2.75 to 1.00
                  consecutive Fiscal
                  Quarters ended
                  December 31, 1995,
                  March 31, 1996,
                  June 30, 1996,
                  September 30, 1996 and
                  December 31, 1996

         Each period of four                                                     2.50 to 1.00
                  consecutive Fiscal
                  Quarters ended
                  March 31, 1997,
                  June 30, 1997,
                  September 30, 1997 and
                  December 31, 1997

         Each period of four                                                     2.10 to 1.00
                  consecutive Fiscal
                  Quarters ended
                  March 31, 1998,
                  June 30, 1998,
                  September 30, 1998,
                  December 31, 1998 and
                  each March 31, June 30
                  September 30 and December 31
                  thereafter.

                  (d) Fixed Charge Ratio. Permit the Consolidated Fixed Charge Ratio for the period indicated below to be less than the ratio set forth below opposite such period below:

                                                                             Required Consolidated
                  Period                                                      Fixed Charge Ratio

         The period of four                                                      2.50 to 1.00
                  consecutive Fiscal
                  Quarters ended
                  December 31, 1995

         The period of four                                                      2.25 to 1.00
                  consecutive Fiscal
                  Quarters ended
                  March 31, 1996

         Each period of four                                                     2.50 to 1.00
                  consecutive Fiscal
                  Quarters ended
                  June 30, 1996,
                  September 30, 1996 and
                  December 31, 1996

         Each period of four                                                     2.10 to 1.00
                  consecutive Fiscal
                  Quarters ended
                  March 31, 1997,
                  June 30, 1997,
                  September 30, 1997,
                  December 31, 1997 and
                  each March 31, June 30,
                  September 30 and December 31
                  thereafter

         The foregoing notwithstanding, if at any time after December 31, 1996, any current maturities of Funded Debt related to the Senior Note Documents are prepaid, extended or altered in any respect such that they no longer qualify or are no longer categorized, as current maturities of Funded Debt, then the required minimum Consolidated Fixed Charge Ratio shall thereafter be 2.50 to 1.00, provided that if all current maturities with respect to the Senior Note Documents subsequently qualify, and are categorized, as current maturities of Funded Debt, then the required minimum Consolidated Fixed Charge Ratio shall revert to the levels set forth in the preceding columns.

         8.2. RESTRICTED PAYMENTS. (a) Baldwin will not make, and the Borrowers will not permit Baldwin to make, any Restricted Payments, unless the aggregate of all such Restricted Payments made by Baldwin does not exceed the sum of (x) $5,500,000; plus (y) the net cash proceeds received by Baldwin from the issuance of shares of Eligible Capital Stock; plus (z)(i) 50% of the Consolidated Net Income from June 30, 1995 through Baldwin's Fiscal Quarter most recently ended for which financial statements have been (or are required to have been) furnished to the Agent or any Lender in

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accordance with Section 7.1(a) or 7.1(b), as the case may be, taken as a single accounting period or, (ii) in the event Consolidated Net Income for such period shall be a negative number, 100% of such amount (expressed as a negative number); provided, further, however, that no Restricted Payment shall be permitted by Baldwin if an Event of Default or Default exists immediately before or immediately after such payment or would otherwise reasonably be anticipated to result therefrom.

                  (b) No Borrower will make, and neither Borrower nor Baldwin will permit any Baldwin Subsidiary or any Borrower Subsidiary to make, any Restricted Payments (other than dividends by any Baldwin Subsidiary or distributions on any other securities of any Baldwin Subsidiary held by either Borrower or Baldwin) if an Event of Default or Default exists immediately before or immediately after such payment or would otherwise reasonably be anticipated to result therefrom.

         8.3. LIENS AND OTHER RESTRICTIONS. It will not, and will not permit any Borrower Subsidiary or any Baldwin Subsidiary to:

                  (a) Liens. Create, assume or suffer to exist any Lien on its or any Borrower Subsidiary's or Baldwin Subsidiary's property or assets, whether now owned or hereafter acquired or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its general creditors except for:

                           (i) Liens on fixed assets incurred by Baldwin, any Borrower or any of their Subsidiaries in the ordinary course of business in connection with the acquisition or construction thereof, which secure all or part of the purchase price thereof (including Capitalized Leases) and Liens existing on property at the time of its purchase or construction thereof; provided, however, that (A) each such Lien is confined solely to the property so purchased or constructed, improvements thereto and proceeds thereof, (B) such Liens secure only the purchase price for such property and the amount of the Debt secured by such Lien does not exceed 80% of the cost of such property, (C) the Indebtedness secured by such Lien is incurred at the time of the acquisition, or within one hundred twenty (120) days following the date of acquisition, of the fixed assets subject thereto, and (D) the Indebtedness secured thereby would otherwise be permitted by Section 8.4;

                           (ii) Liens representing any renewal, refunding or extension of any Lien permitted by clause (i) of this Section 8.3(a) provided that the principal amount secured and then outstanding is not increased, the Lien is not

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
         extended to other property and the Indebtedness secured thereby would be permitted under Section 8.4;

                           (iii) Liens, and other charges incidental to the conduct of its business, or the ownership of its property (including charges for taxes or otherwise arising by operation of law, mechanics', carriers', workers', repairmen's, warehousers' or other similar liens), which are not incurred in connection with the borrowing of money or the securing of Indebtedness, provided in each case the obligation secured is not overdue or is being contested in good faith by appropriate actions or proceedings promptly instituted and diligently conducted and such reserves as shall be required by GAAP shall have been made therefor and which in the aggregate do not materially diminish the value of the property or assets of Baldwin, any Significant Subsidiary or the Consolidated Group;

                           (iv) Liens existing as of this date securing Indebtedness listed on Schedule 8.3(a);

                           (v) deposits or pledges to secure worker's compensation, unemployment insurance, old age benefits or other social security obligations or retirement benefits;

                           (vi) Liens arising out of deposits in connection with, or to secure the performance of, bids, tenders, trade contracts not for the payment of money or leases, or to secure statutory obligations or surety or appeal bonds, performance bonds or other pledges or deposits for purposes of like nature in the ordinary course of business;

                           (vii) Liens arising under Title IV of ERISA which would not have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group;

                           (viii) survey exceptions or encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of Baldwin and its Subsidiaries or which customarily exist on properties of Persons engaged in similar activities and similarly situated and which do not in any event have a Material Adverse Effect on, or materially impair their use in the operation of the business of, Baldwin, any Significant Subsidiary or the Consolidated Group;

                           (ix) Liens arising from judgments or decrees not constituting a Default or Event of Default unless such lien remains undischarged, unstayed on appeal, unbonded

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
         and undismissed for a period of sixty (60) consecutive days;

                           (x) Liens on other assets of Baldwin, the Borrowers and their Subsidiaries if (i) the aggregate principal amount of the Indebtedness (exclusive of any Indebtedness set forth on Schedule 8.3(a)), secured by all such Liens does not at any time exceed $15,000,000, provided, however, that the aggregate principal amount of Indebtedness secured by Liens on Fixed Assets under this clause shall not at any time exceed $7,500,000; and (ii) the aggregate fair market value of all assets subject to Liens under the clause (x) shall not exceed $20,000,000; and

                           (xi) Liens on any capital stock of the Borrowers, the Borrower Subsidiaries and the Sector Subsidiaries securing the Indebtedness under the Senior Note Documents, provided that the aggregate principal amount of such Indebtedness secured by all such Liens does not at any time exceed $25,000,000 and provided further that the Notes hereunder are secured by all such Liens at least equally and ratably with such Indebtedness under the Senior Note Documents, pursuant to a written agreement in form and substance satisfactory to the Agent and the Lenders and their counsel, the enforceability of which has been confirmed to the satisfaction of the Agent and the Lenders and their counsel.

         (b) Loans, Advances and Investments. Make or permit to remain outstanding any loan or advance to, or extend credit to, or own, purchase or acquire any stock (including that of Baldwin), obligations or securities of, or any other interest in, or make any capital contribution to any Person (other than the present investment of Baldwin and its Subsidiaries in their respective Subsidiaries), except that Baldwin and (except as set forth below) any of its Subsidiaries may:

                           (i) make or permit to remain outstanding loans or advances to any wholly-owned Subsidiary of Baldwin provided that any such loans to a Borrower are subordinated to the payment of the Obligations and any such loans to a Guarantor are subordinated to such Guarantor's obligations under its Guaranty, in each case pursuant to a subordination agreement in a form satisfactory to the Agent and the Lenders and the enforceability of which has been confirmed to the reasonable satisfaction of the Agent and the Lenders and their counsel (a "Subordination Agreement"), provided, however, that no Borrower may make or permit to remain outstanding any such loan or advance, except
         (A) a loan by a Borrower to one of its Subsidiaries or (B) a loan by BAM to Baldwin or a Sector Subsidiary, or (C) a loan by

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
         BTL to a Subsidiary of a Sector Subsidiary if and only if such loan is reflected by a promissory note that (i) is signed by such Subsidiary of a Sector Subsidiary, (ii) has a term of not more than one year, (iii) is payable in United States dollars (or as to which arrangements for currency conversion that are reasonably acceptable to the Agent have been made), (iv) is governed by New York law, (v) is otherwise reasonably acceptable to the Agent, and (vi) has been (prior to or on the same day as the making of such loan) pledged and delivered by BTL to the Agent (and BTL has executed and delivered to the Agent a pledge agreement in substantially the form attached hereto as Exhibit H) as additional Collateral securing the Obligations, or (D) the loan in the original principal amount of $16,750,000 from BTL to Baldwin German Capital Holding GmbH existing on the date thereof;

                           (ii) acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to Baldwin or such Subsidiary;

                           (iii) own, purchase or acquire: (A) securities issued or directly and fully and unconditionally guaranteed or insured by the United States of America, Japan or any country which is a member of the European Economic Community or any agency thereof backed by the full faith and credit of the United States of America, Japan or any country which is a member of the European Economic Community and maturing within one (1) year from the date of acquisition; (B) demand deposits in banks in the ordinary course of business (not for investment purposes); (C) time deposits, or certificates of deposit maturing within one (1) year from the date of acquisition issued by commercial banks which are members of the Federal Reserve System and chartered under the laws of the United States of America or any state or the District of Columbia or Japan or any country which is a member of the European Economic Community whose short-term securities are rated at least A-1 (or then existing equivalent) by Standard & Poor's Corporation and at least P-1 (or then existing equivalent) by Moody's Investors Service, Inc.; (D) prime commercial paper maturing not more than 270 days from the date of acquisition, having as at any date a rating of at least A-1 (or the existing equivalent) from Standard & Poor's Corporation or at least P-1 (or then existing equivalent) from Moody's Investors Service, Inc. and issued by a corporation organized in any state of the United States of America or the District of Columbia or Japan or any country which is a member of the European Economic Community; and (E) securities of the type described in clause
         (A) of this subparagraph but issued or directly and fully and

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
         unconditionally guaranteed or insured by any country (or agency backed by the full faith and credit thereof) other than the United States of America, Japan or a member of the European Economic Community and investments of the type described in clauses (C) and (D) of this subparagraph of a bank chartered or a corporation organized in any jurisdiction other than the United States of America, any state thereof or the District of Columbia, Japan or a member of the European Economic Community, provided that the aggregate of all such securities and investments, together with the aggregate amount of demand deposits in banks located in all countries other than the United States of America, Japan or a member of the European Economic Community does not exceed at any time $5,000,000, provided, however, that BAM may not own, purchase or acquire any securities, investments or demand deposits described in this subparagraph (E);

                           (iv)     endorse negotiable instruments for
         collection in the ordinary course of business;

                           (v) purchase or acquire stock of any Person if immediately after such purchase or acquisition such Person will be an 80% Subsidiary of Baldwin, provided that if, after giving pro forma effect to such purchase or acquisition as if it had occurred as of the first day of the most recently completed Fiscal Quarter for which financial statements were delivered pursuant to Section 6.1, such 80% Subsidiary would have been a Significant Subsidiary as of such date, then such 80% Subsidiary shall have become a Guarantor;

                           (vi) make or permit to remain outstanding loans or advances to their employees other than advances to employees for expenses incurred in the ordinary course of business and loans to employees provided the aggregate principal amount of all such loans by Baldwin and its Subsidiaries does not at any time exceed $2,500,000 less the principal amount of any such loans which has been repaid as of the date of determination and provided further (i) the proceeds of such loans are used solely by such employees to acquire common stock of Baldwin; (ii) such loans are secured by a pledge by the employee of the stock so acquired; and (iii) such loans are otherwise made on terms no less favorable to the Person making such loan than those which might be obtained at arm's length between unaffiliated parties;

                           (vii) make capital contributions to any Borrower , Borrower Subsidiary, any Guarantor or any Subsidiary of a Sector Subsidiary; and

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
                           (viii) make Restricted Payments to the extent permitted by Section 8.2.

         (c) Sale of Stock and Indebtedness of Subsidiaries. Either directly or indirectly by the issuance of rights, options for or securities convertible into such shares, issue, sell or otherwise dispose of, or part with control of, any shares of capital stock (other than directors' qualifying shares) or Indebtedness of any Borrower, any Borrower Subsidiary or any Baldwin Subsidiary, except for (i) the issuance, sale or other disposition of (A) shares of the capital stock of any Borrower or any Sector Subsidiary to Baldwin or any Sector Subsidiary, provided, that in the case of such an issuance, sale or disposition of shares to a Sector Subsidiary, the Borrowers and Baldwin shall immediately cause such Sector Subsidiary to pledge and deliver such shares to the Agent (pursuant to a pledge agreement substantially similar to the form of the Baldwin Pledge Agreement to be executed by such Sector Subsidiary at such time) together with stock powers executed in blank, as Collateral securing payment and performance of the Obligations, (B) shares of the capital stock of any Borrower Subsidiary to the respective Borrower, or (C) shares of the capital stock of any other Baldwin Subsidiary to Baldwin, or (ii) sales of shares of then issued capital stock of a Baldwin Subsidiary (other than the capital stock of any Borrower or any Guarantor, and other than any Subsidiary of a Sector Subsidiary to whom any capital contribution has been made pursuant to Section 8.3(b)(vii), and other than any stock pledged, or required to be pledged, to the Agent pursuant to this Agreement or any other Loan Document), if immediately after such sale the issuer of such capital stock is no longer a Baldwin Subsidiary and the sale would otherwise be permitted under Section 8.3(d).

         (d) Merger and Sale of Assets. Merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of its assets to any Person or Persons, except, that:

                           (i) any wholly-owned Subsidiary of Baldwin (other
                  than a Borrower) may merge with Baldwin (provided that Baldwin shall be the continuing or surviving corporation) or merge or consolidate with any one or more other wholly-owned Subsidiaries of Baldwin (provided if any Borrower or any Guarantor is a party to such merger or consolidation it shall be the continuing or surviving corporation except in the case of a merger or consolidation involving any Borrower and any Guarantor, in which case such Borrower shall be the controlling or surviving corporation);

                           (ii) any wholly-owned Subsidiary of Baldwin (other
                  than any Borrower or any Guarantor) may sell, lease, transfer or otherwise dispose of any of its assets to

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
                  Baldwin or another wholly-owned Subsidiary of Baldwin provided that immediately after giving effect to such transaction, no Default or Event of Default would result therefrom or otherwise exist immediately before or immediately after such transaction;

                           (iii) Baldwin may merge or consolidate with any other
                  corporation, provided that (A) Baldwin shall be the continuing or surviving corporation; (B) immediately after giving effect to such transaction, were Baldwin or any of its Subsidiaries to incur additional Debt of $1.00, no Default or Event of Default would result therefrom; (C) no Default or Event of Default would otherwise exist immediately before or immediately after such merger or consolidation; and (D) the aggregate book value of the assets acquired by Baldwin and its Subsidiaries as a result of mergers or consolidations permitted by Sections 8.3(d)(iii) and 8.3(d)(iv) shall not exceed $15,000,000 in any one year;

                           (iv) a wholly-owned Subsidiary of Baldwin (other than
                  a Borrower) may merge or consolidate with any other corporation (other than a Borrower ), provided that (A) such Subsidiary shall be the continuing or surviving corporation, except that if either such Subsidiary or the other corporation is a Guarantor, the continuing or surviving corporation shall be a Guarantor; (B) subject to the exception in clause (A), such Subsidiary shall continue to be a wholly-owned Subsidiary of the Company; (C) immediately after giving effect to such transaction, were Baldwin or any of its Subsidiaries to incur additional Debt of $1.00, no Default or Event of Default would result therefrom; (D) no Default or Event of Default would otherwise exist immediately before or immediately after such merger or consolidation; and (E) the aggregate book value of the assets acquired by Baldwin and its Subsidiaries as a result of mergers or consolidations permitted by Section 8.3(d)(iii) and 8.3(d)(iv) shall not exceed $15,000,000 in any one year;

                           (v) Baldwin, any Borrower or any of their
                  Subsidiaries may sell, transfer or otherwise dispose of some or all of its properties or assets for such consideration as may be determined to be fair and adequate by the Board of Directors of Baldwin, such Borrower or such Subsidiary (a "Disposition"); provided, however, that (A) no Default or Event of Default exists immediately before or immediately after and giving effect to such Disposition or would otherwise reasonably be anticipated to result therefrom, and (B) immediately after and giving effect to any such Disposition, the aggregate book value, as reflected on the most recent balance sheet of Baldwin furnished to the Agent and the

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
                  Lenders pursuant to Section 7.1(a) or 7.1(b), as the case may be, of all such properties and assets so sold by Baldwin, the Borrowers and their Subsidiaries (which, in the case of a sale of capital stock of a Subsidiary, shall equal the seller's share of the aggregate book value of the properties and assets of such Subsidiary and its Subsidiaries, calculated on a consolidated basis) ("Assets Sold") during the then current Fiscal Year, (less the aggregate amount of Qualifying Reinvestments then made by Baldwin, the Borrowers and their Subsidiaries during such Fiscal Year,) does not exceed 10% of Consolidated Net Tangible Assets at the end of the Fiscal Year immediately preceding such Disposition; and

                           (vi) Baldwin, any Borrower or any of their
                  Subsidiaries may sell inventory in the ordinary course of business and Baldwin Japan Limited, a wholly-owned Subsidiary of Baldwin Asia Pacific Corporation, may sell receivables in the ordinary course of its business in accordance with its past practices.

For purposes of subparagraph (v) of this Section 8.3(d), a "Qualifying Reinvestment" is the use of proceeds of Assets Sold to (A) purchase not more than ninety (90) days prior to nor more than three hundred sixty-five (365) days after the date of such Disposition (x) tangible, depreciable assets or equipment or real property or depreciable improvements thereon usable in the same business as the Assets Sold, or (y) either (1) purchase all of the outstanding capital stock or other equity interests of such business, or (2) purchase all or substantially all of the assets and business of a Person which is engaged in any such business, or (B) permanently repay Consolidated Indebtedness, if such repayment is made within 90 days after the date of such Disposition.

                  (e) Subsidiary Dividend and Other Restrictions. Except as set forth in this Agreement, enter into, or be otherwise subject to, any contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the payment of, dividends by any of the Baldwin Subsidiaries or Borrower Subsidiaries or distributions on any other securities of any of the Baldwin Subsidiaries or Borrower Subsidiaries held by any Borrower, any Guarantor or Baldwin.

                  (f) Transactions with Affiliates. Except as set forth on
         Schedule 8.3(f), directly or indirectly engage in any transaction (including, without limitation, the purchase, sale or exchange of assets or the payment of salary, bonuses and other compensation for services rendered) with any present or former stockholder (other than Persons who do not own and have not owned, directly or indirectly, any shares of stock of any Subsidiary of Baldwin and who do not own and have not owned, directly or indirectly, at any time more than ten (10) shares

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         of common stock of Baldwin and any shares of any other class of capital stock of Baldwin), officer or Affiliate or to any successor, assign, Affiliate or transferee thereof, except in the ordinary course of business pursuant to the reasonable requirements of Baldwin's, the Borrower's or their Subsidiaries' business and upon terms which might be obtained at arms' length between unaffiliated parties.

                  (g) Sale and Leaseback. Enter into any sale and leaseback transaction, unless the obligation incurred and evidenced by such leasing arrangement would be a Capitalized Lease Obligation and the Indebtedness incurred would be permitted to be incurred by Section 8.4.

         8.4. INDEBTEDNESS.

                  (a) Baldwin Indebtedness. Baldwin will not create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, other than:

                           (i)  its guaranty of the Obligations;

                           (ii) its guaranty of the Funded Debt from time to
                  time outstanding under the Senior Note Documents in an aggregate principal amount not at any time to exceed $25,000,000, which guaranty and Indebtedness shall at all times rank equal to and pari passus with (or junior to) the Obligations;

                           (iii) Indebtedness outstanding as of the Closing Date
                  that is set forth on Schedule 8.4(a), and all of which Indebtedness shall at all times be junior and subordinate to the Obligations;

                           (iv) other Funded Debt of Baldwin if, at the time of
                  incurrence thereof and after giving effect thereto, (A) no Default or Event of Default exists or would otherwise reasonably be anticipated to result from such transaction, (B) the ratio of Consolidated Funded Debt to Consolidated Total Capitalization, in each case calculated on the basis of the most recently available financial information and giving pro forma effect to the incurrence of such Funded Debt and the application of the net proceeds therefrom, would not exceed
                  0.55 to 1.00, (C) the financial tests set forth in Section 8.1, calculated on the basis of the most recently available financial information, would be satisfied on a pro forma basis; (D) all such Indebtedness is and shall at all times be junior and subordinate to the Obligations; and

                           (v) other Indebtedness of Baldwin if, at the time of incurrence thereof and after giving effect thereto,

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                  (A) no Default or Event of Default exists or would otherwise reasonably be anticipated to result from such transaction, (B) the ratio of Consolidated Indebtedness to Consolidated Total Capitalization, in each case calculated on the basis of the most recently available financial information and giving pro forma effect to the incurrence of such Indebtedness and the application of the net proceeds therefrom, would not exceed
                  0.60 to 1.00, and (C) the financial tests set forth in Section 8.1, calculated on the basis of the most recently available financial information, would be satisfied on a pro forma basis; (D) no such Indebtedness shall rank senior to the Obligations; and (E) all such Indebtedness that constitutes Indebtedness for Money Borrowed (other than Existing Capitalized Leases) is and shall at all times be junior and subordinate to the Obligations.

                  (b) Subsidiary Debt. The Borrowers will not, and the Borrowers and Baldwin will not permit any of their Subsidiaries to, create, incur, assume or otherwise become or remain directly or indirectly liable with respect to Indebtedness other than:

                           (i) the Funded Debt represented by the Notes and the Guaranties;

                           (ii) the Funded Debt of the Borrowers and the
                  guarantees of the Sector Subsidiaries and any other Guarantors (as defined herein) from time to time outstanding under the Senior Note Documents in an aggregate principal amount not at any time to exceed $25,000,000, which Indebtedness shall at all times rank equal to and pari passus with (or junior to) to the Obligations;

                           (iii) Indebtedness of wholly-owned Subsidiaries of Baldwin for loans permitted under Section 8.3(b)(i);

                           (iv) any other Indebtedness of the Borrowers, any
                  Borrower Subsidiary, any Sector Subsidiary or any Subsidiary of a Sector Subsidiary; provided, however, (A) at the time of the incurrence of such Indebtedness and after giving effect thereto, Baldwin would be able to incur an additional $1.00 of Indebtedness without breach of Section 8.4(a)(v); (B) that the aggregate principal amount of all such Indebtedness shall not at any time exceed $15,000,000; (C) no such Indebtedness shall rank senior to the Obligations; and (D) all such Indebtedness of any Borrower, Borrower Subsidiary or Sector Subsidiary that constitutes Indebtedness for Money Borrowed (other than Existing Capitalized Leases) is and shall at all times be junior and subordinate to the Obligations;

                           (v) any other Indebtedness for Money Borrowed of any
                  Subsidiary of a Sector Subsidiary; provided, however, (A) at the time of the incurrence of such Indebtedness and after giving effect thereto, Baldwin would be able to incur an additional $1.00 of Indebtedness without breach of Section 8.4(a)(v); (B) that the aggregate principal amount of all such Indebtedness shall not at any time exceed the lesser of (1) $5,000,000 or (2) the difference between the Total Commitment (excluding any reduction of the Total Commitment pursuant to Section 2.14 caused by Indebtedness permitted by Section 8.4(b)(iii) or 8.4(b)(iv)); and the principal amount of outstanding Loans hereunder; and (C) no such Indebtedness shall rank senior to the Obligations.

                  (c) Priority of Obligations. The foregoing notwithstanding, the Borrowers and Baldwin will not, and will not permit any Borrower Subsidiary, any Sector Subsidiary or any Guarantor, to create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness that (i) is or would be senior to the Obligations, or (ii) to the extent that it constitutes or would constitute Indebtedness for Money Borrowed of Baldwin, any Borrower, any Borrower Subsidiary or any Sector Subsidiary (other than Existing Capitalized Leases and other than the Indebtedness under the Senior Note Documents), ranks or would rank equal to or pari passus with the Obligations.

                  (d) Indebtedness Affecting Unavailable Commitment Amount. The foregoing notwithstanding, the Borrowers and Baldwin will not, and will not permit any Borrower Subsidiary, Sector Subsidiary or Subsidiary of a Sector Subsidiary to, create, incur, assume, suffer to exist, or otherwise become directly or indirectly liable with respect to any Indebtedness that would, after giving effect to such Indebtedness in calculating the Unavailable Commitment Amount pursuant to Section 2.14 hereof, reduce the Total Commitment to an amount less than the then aggregate principal amount of outstanding Loans.

         8.5. COMPLIANCE WITH ERISA. It will not and will not permit any Borrower Subsidiary or Baldwin Subsidiary or any Related person, if it will have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group to:

                  (a) engage in any transaction in connection with which Baldwin or any Borrower or Related Person could be subject to either a civil penalty assessed pursuant to section 502(i) of ERISA or a tax imposed by section 4975 of the Code, terminate or withdraw from any Plan in a manner, or take any other action with respect to any such Plan (including, without limitation, a substantial cessation of business operations or an amendment of a Plan within the meaning of section 4041(e) or ERISA), which could result in any liability of Baldwin or

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
         any Borrower or any Related Person to the PBGC, to a Plan, to a Plan participant, to the Department of Labor or to a trustee appointed under section 4042(b) or (c) or ERISA), incur any liability to the PBGC or a Plan on account of a withdrawal from or a termination of a Plan under section 4063 or 4064 of ERISA, incur any liability for post-retirement benefits under any and all welfare benefit plans (as defined in section 3(1) of ERISA), fail to make full payment when due of all amounts which, under the provisions of any Plan or applicable law, Baldwin, any Borrower or any Related Person is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency, whether or not waive, with respect to any Plan (other than a Multiemployer
         Plan);

                  (b) at any time permit the termination of any Single Employer Plan intended to be qualified under Section 401(a) and Section 501(a) of the Code unless such Plan is funded so that the value of all benefit liabilities upon the termination date does not exceed the then current value of all assets in such Plan;

                  (c) if Baldwin, any Borrower or any Related Person becomes obligated under a Multiemployer Plan, permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by Baldwin, any Borrower or any of their Subsidiaries or any Related Person to exceed any amount the payment of which would have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

For the purposes of subparagraph (iii) of this Section 8.5, the amount of the withdrawal liability of Baldwin, any Borrower, or any Related Person at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof as to which Baldwin and each Borrower reasonably believes, after appropriate consideration of possible adjustments arising under subtitle E of Title IV of ERISA, neither Baldwin, nor any Borrower, nor any of their Subsidiaries nor any Related Person will have any liability, provided that Baldwin and the Borrowers shall obtain promptly written advice from independent actuarial consultants supporting such determination. Each Borrower and Baldwin will (x) once in each calendar year, beginning in 1993, request and obtain a current statement of withdrawal liability from each MultiEmployer Plan to which Baldwin, any Borrower or any Related Person is or has been obligated to contribute and (y) transmit a copy of such statement to the Agent and each Lender within 15 days after Baldwin or such Borrower receives the same.

         As used in this Section 8.5, the term "accumulated funding deficiency" has the meaning specified in section 302 of ERISA and section 412 of the Code, the terms "present value" and "current value" have the meanings specified in section 3 of ERISA, the term "benefit liabilities" has the meaning specified in section

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4001(a)(16) of ERISA and the term "amount of unfunded liabilities" has the meaning specified in section 4001(18) of ERISA.

         8.6. TAX SHARING. It will not, and will not permit any Borrower Subsidiary or Baldwin Subsidiary to, consent to or permit the filing of or be a party to any consolidated income tax return with any Person (other than a consolidated return of Baldwin and its Subsidiaries).

         8.7. FISCAL YEAR. It will not, and will not permit any Borrower Subsidiary or Baldwin Subsidiary to, change its Fiscal Year without the prior written consent of the Agent (which consent will not be unreasonably withheld), provided that, notwithstanding the foregoing, the fiscal year of any Baldwin Subsidiary organized under the laws of the Kingdom of Sweden may be changed to end on May 31 of each year and the last days of its first three fiscal quarters to end on the last day of the immediately preceding August, November and February.

         8.8. AMENDMENTS TO AGREEMENTS. It will not, and will not permit any Borrower Subsidiary or Baldwin Subsidiary to, to amend, modify or supplement (i) any of the Senior Note Documents, (ii) any other agreement if such amendment, modification or supplement would have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

         8.9. OWNERSHIP OF BORROWER AND GUARANTOR STOCK. The foregoing notwithstanding, none of the capital stock of any Borrower or any Guarantor shall be owned by any Person other than a Borrower or Guarantor, except pursuant to a foreclosure on or sale of such stock pursuant to a Pledge Agreement or other pledge agreement expressly contemplated by a Loan Document.

                                   ARTICLE IX

                       EVENTS OF DEFAULT AND ACCELERATION

         9.1. EVENTS OF DEFAULT. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

                  (a) if default shall be made in the due and punctual payment of the principal of any Loan when and as the same shall be due and payable whether at maturity, by acceleration or otherwise;
or

                  (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan or of any fees payable under this Agreement or amounts requested by the Agent

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pursuant to Section 3.4 hereof on the date on which the same shall be due and payable and such default shall continue for more than five days; or

                  (c) if default shall be made in the performance or observance of any covenant set forth in Section 7.1(f), 7.14, 7.18, 8.1, 8.2, 8.3(d) or 8.3(e) hereof; or

                  (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant or agreement contained in this Agreement, the Notes, the Guaranties, the Pledge Agreements, or any other Loan Document (other than as described in clauses (a), (b) or (c) above) and such default shall continue for 30 or more days after the earlier of: (i) any Borrower's knowledge of such default and (ii) receipt by any Borrower of notice of such default from the Agent; or

                  (e) (i) if an event of default shall occur under any of the Senior Note Documents; or (ii) if a default shall occur, which is not waived,
(A) in the payment of any principal, interest or premium with respect to any Indebtedness (other than the Loans) of Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary or (B) in the performance or observance of any covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary, and such default shall continue for more than the period of grace, if any, therein specified, and such default shall then permit the holder of any such Indebtedness to accelerate the maturity thereof, provided that, in the case of this subparagraph (ii), the aggregate unpaid principal amount of all such Indebtedness as to which such default shall occur and be continuing exceeds at any time $1,000,000; or

                  (f) if any representation or warranty of Baldwin, any Borrower, any Guarantor or any other Baldwin Subsidiary contained herein or in other Loan Document shall be false in any material respect on the date as of which made or given; or

                  (g) (1) if Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary shall be unable to pay its debts generally as they become due; (2) file a petition to take advantage of any insolvency statute; (3) make an assignment for the benefit of its creditors; (4) commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or substantially all of its property; (5) file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country; or

                  (h) (1) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver,

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
trustee, or conservator of Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary or of the whole or substantially all of its properties, or a liquidation of Baldwin, any Guarantor, any Borrower or any Significant Subsidiary or of the whole or substantially all of its properties, or approve a petition filed against Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary or of the whole or substantially all of its properties and such order, judgment, decree, approval or assumption remains unstayed or undismissed for a period of thirty (30) consecutive days; or (2) if there is commenced against Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains unstayed and undismissed for a period of sixty (60) consecutive days; or (3) if Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary takes any action to indicate its consent to or approval of any such proceeding or petition; or

                  (i) if (1) any one or more judgments where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $1,000,000 in aggregate amount is rendered against Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary, or (2) there is any attachment, injunction or execution against any of Baldwin, any Guarantor, any Borrower's or any Baldwin Subsidiary's properties for any aggregate amount in excess of $1,000,000; and in each event there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, attachment, injunction or execution, by reason of a pending appeal or otherwise, shall not be in effect unless such judgment, attachment, injunction or execution shall have been vacated, satisfied or dismissed or bonded pending appeal;

                  (j) if (1) Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary shall engage in any prohibited transaction (as described in Section 6.7(a) hereof) involving any employee pension benefit plan of Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary, (2) any accumulated funding deficiency (as referred to in Section 6.7(c) hereof), whether or not waived, shall exist with respect to any Single Employer Plan, (3) a reportable event (as referred to in Section 7.1(g)(i) hereof) shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed to administer or to terminate, any Single Employer Plan, which reportable event or institution or proceedings is likely to result in the termination of such Single Employer Plan for purposes of Title IV of ERISA, and in the case of

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
such a reportable event, the continuance of such reportable event shall be unremedied for thirty (30) days after notice of such reportable event is given, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, or (5) Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary shall withdraw from a Multi-employer Plan for purposes of Title IV of ERISA, and, as a result of any such withdrawal, Baldwin, any Guarantor, any Borrower or any Baldwin Subsidiary shall incur withdrawal liability to such Multi-employer Plan; and in each case in clauses (1) through (5) of this Section 10.1(k), such event or condition, together with all other such events or conditions, if any, is reasonably likely to result in a Material Adverse Effect; or

                  (k) if any Person, or group of related Persons or group of Persons acting in concert (other than the Persons specified by name and title in Schedule 9.1(k)), that does not hold (as of the Closing Date) at least 50% of the outstanding voting control (as measured by the total number of votes able to be cast by all common stock holders) (the "Voting Control") of Baldwin, acquires more than 49% of the Voting Control of Baldwin, unless, at the option of the Agent and the Lenders (which option may be exercised in their sole discretion within thirty (30) days after the Agent and each Lender receives written notice from an Authorized Officer of such change in Voting Control, such notice to expressly identify the Agent's and Lenders' rights under this Section 9.1(k)),
(i) the Notes and all Obligations are prepaid in full and the Revolving Credit Facility is terminated, or (ii) the Agent and the Lenders expressly consent to such change in the Voting Control of Baldwin;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall then be continuing, (A) the Agent, with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders to make further Loans terminated, whereupon the obligation of each Lender to make further Loans hereunder shall terminate immediately; and (B) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to any Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other Obligations of any Borrower to the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, further notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g)(2), (3), (4) or (5) or (h)(1) or (2) above, then the obligation of the Lenders described in clause (A) above shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice by the Agent or the Lenders.

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
         9.2. AGENT TO ACT. In case any one or more Events of Default shall occur and be continuing, the Agent may, and at the direction of the Required Lenders shall (subject to any applicable terms of the Intercreditor Agreement), proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         9.3. CUMULATIVE RIGHTS. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         9.4. NO WAIVER. No course of dealing between any Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies hereunder and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         9.5. ALLOCATION OF PROCEEDS. If an Event of Default has occurred and is continuing, and the maturity of the Notes has been accelerated pursuant to
Article IX hereof, all payments received by the Agent hereunder in respect of any principal of or interest on the Obligations or any other amounts payable by any Borrower hereunder shall be applied by the Agent in the following order:

                  (a) amounts due to the Agent and the Lenders, or any one of them, pursuant to Sections 2.12, 3.1, 3.4, 7.15 and 11.5 hereof;

                  (b) amounts due to the Agent pursuant to Section 10.11 hereof;

                  (c) payments of interest, to be applied in accordance with Section 2.8 hereof;

                  (d) payments of principal, to be applied in accordance with Section 2.8 hereof; and

                  (e) payments of all other amounts due under this Agreement, if any, to be applied to the Lenders to whom such amounts are due, pro rata in the proportion that the amount due to each Lender bears to the amount due to all Lenders.

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                                    ARTICLE X

                                    THE AGENT

         10.1. APPOINTMENT. Each Lender (including NationsBank in its capacity as Lender) hereby irrevocably designates and appoints NationsBank as the Agent of the Lenders under this Agreement, and each of the Lenders hereby irrevocably authorizes NationsBank as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

         10.2. ATTORNEYS-IN-FACT. The Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to the Lenders for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         10.3. LIMITATION ON LIABILITY. Neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact shall be liable to the Lenders for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates shall be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by Baldwin, any Borrower, any Guarantor or any Baldwin Subsidiary, or any officer thereof contained in this Agreement or in any of the other Loan Documents, or in any certificate, report, statement or other document referred to or provided for in or received by the Agent under or in connection with this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Loan Documents, or for any failure of Baldwin, any Borrower, any Guarantor or any Baldwin Subsidiary to perform its obligations thereunder. The Agent shall not be under any obligation to any of the Lenders to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of this Agreement or any of the other Loan Documents on the part of Baldwin, any Borrower, or any Guarantor or to inspect the properties, books or records of Baldwin, any Borrower, any Guarantor or any Baldwin Subsidiary.

         10.4. RELIANCE. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing,

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resolution, notice, consent certificate, affidavit, letter, cablegram, telegram, telecopy or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless an Assignment and Acceptance shall have been filed with and accepted by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive advice or concurrence of the Lenders or the Required Lenders as provided in this Agreement or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all present and future holders of the Notes.

         10.5. NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders and the Borrowers. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Lenders.

         10.6. NO REPRESENTATIONS. Each Lender expressly acknowledges that neither the Agent nor any of its affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of Baldwin, any Borrower, any Guarantor or any Baldwin Subsidiary, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of Baldwin, the Borrowers, any Guarantor and the Baldwin Subsidiaries and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based

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on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and to make such investigation as it deems necessary to inform itself as to the status and affairs, financial or otherwise, of Baldwin, any Borrower, any Guarantor and any Baldwin Subsidiary. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Baldwin, any Borrower, any Guarantor or any Baldwin Subsidiary which may come into the possession of the Agent or any of its affiliates.

         10.7. INDEMNIFICATION. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting any obligations of the Borrowers so to do), ratably according to the respective principal amount of the Loans held by them (or, if no Loans are outstanding, ratably in accordance with their respective Applicable Commitment Percentages as then in effect) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other document contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section 10.7 shall survive the payment of the Obligations and the termination of this Agreement.

         10.8. LENDER. NationsBank and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Baldwin, the Borrowers, the Guarantors and the Baldwin Subsidiaries as though it were not the Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, NationsBank shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include NationsBank in its individual capacity.

         10.9. RESIGNATION. If the Agent shall resign as Agent under this Agreement, then the Required Lenders may appoint a successor Agent for the Lenders, which shall be a commercial bank organized under the laws of the United States or any state thereof, having a combined surplus and capital of not less than $500,000,000, which

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is acceptable to the Borrowers and as to which the Borrowers will not unreasonably withhold their approval, whereupon such successor Agent shall succeed to the rights, powers and duties of the former Agent and the obligations of the former Agent shall be terminated and canceled, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement; provided, however, if the Required Lenders cannot agree as to a successor Agent within ninety (90) days after such resignation, the Agent shall appoint a successor Agent meeting the qualifications set forth above, which is acceptable to the Borrowers and as to which the Borrowers will not unreasonably withhold their approval and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement; provided, however, in such event, all provisions of this Agreement and the Loan Documents shall remain in full force and effect. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         10.10. SHARING OF PAYMENTS, ETC. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to the Obligations (other than any payment pursuant to Section 2.14 or Article III) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Obligations (other than any payment pursuant to Section 2.14 or Article
III), then (A) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Obligations so that the amount of the Obligations held by each of the Lenders shall be pro rata and (B) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; provided, however, that for purposes of this Section 10.10 the term "pro rata" shall be determined with respect to both the Revolving Loan Commitment of each Lender and to the Total Commitments after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Loans. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 10.10 shall be rescinded to the extent of such recovery, without interest. The Borrowers expressly consent to the foregoing arrangements and agree that each Lender so purchasing a portion of the other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         10.11. FEES. Each Borrower agrees, jointly and severally, to pay to the Agent, for its individual account, in the event a financial institution other than NationsBank becomes a Lender hereunder at any time, an Agent's fee in such amount as shall be agreed to from time to time by the Borrowers and the Agent, such

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fee to be paid in quarterly installments in arrears on each March 31, June 30,
September 30 and December 31 with respect to the period commencing with the Closing Date and continuing until and including the Revolving Credit Termination Date.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1. ASSIGNMENTS AND PARTICIPATIONS.

                  (a) At any time after the Closing Date each Lender may, with the prior consent of the Agent and the Borrowers (whose consent shall not be unreasonably withheld), assign to one or more banks or financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Note payable to its order); provided, that (1) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, (2) the assigning Lender shall execute an Assignment and Acceptance and the Borrowers hereby agree to execute replacement Notes to give effect to the assignment if it shall have consented to such assignment, (3) the minimum Revolving Loan Commitment which shall be assigned is $5,000,000, (4) after giving effect to such assignment the assignor shall retain a Revolving Loan Commitment of not less than $5,000,000, (5) such assignee shall have an office located in the United States and (6) such assigning Lender, such assignee, the Agent and the Borrowers shall have executed and delivered an Assignment and Acceptance. Upon such execution, delivery, approval and acceptance, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under such Note have been assigned or negotiated to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder as fully as if such assignee had been named as a Lender in this Agreement and a holder of such Note and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder or under such Note have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement. No assignee shall have the right to further assign its rights and obligations pursuant to this Section 11.1. Any Lender who makes an assignment shall pay to the Agent a one-time administrative fee of $5,000.00 which fee shall not be reimbursed by the Borrowers.

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse to the assigning Lender; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Baldwin, any Borrower, any Guarantor or any Baldwin Subsidiary or the performance or observance by Baldwin, any Borrower, any Guarantor or any Baldwin Subsidiary of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (3) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements delivered pursuant to Section 6.2 hereof and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Note, any Letter of Credit and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (6) such assignee agrees that it assumes, and will be bound by and will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and a holder of such Note.

                  (c) The Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, the Agent shall give prompt notice thereof to the Borrowers.

                  (e) No assignee Lender shall be entitled to receive any greater payment under Article III than the assigning Lender would have been entitled to receive in respect of the rights hereunder transferred to the assignee Lender. The consent of the Borrowers to such transfer shall not affect the preceding sentence.

                  (f) If, pursuant to this Section 11.1, any interest in this Agreement or any Note is transferred to any assignee Lender which is organized under the laws of any jurisdiction other than the United States or any state thereof, the assigning Lender shall cause such assignee Lender, concurrently with the effectiveness of such transfer, (1) to represent to the assigning Lender (for the benefit of the assigning Lender, the Agent and the Borrowers) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Borrowers or the assigning Lender with respect to any payments to be made to such assignee Lender in respect of the Loans, (2) to furnish to the assigning Lender, the Agent and the Borrowers (x) either United States Internal Revenue Service Form 4224 or United States Internal Revenue Service Form

1001 or successor applicable form or other manner of certification wherein such assignee Lender claims entitlement to complete exemption from United States Federal withholding tax on all payments hereunder and (y) either United States Internal Revenue Service Form W-8 or United States Internal Revenue Service Form W-9 wherein such assignee Lender claims entitlement to exemptions from United States information reporting and back up withholding and (3) to agree (for the benefit of the assigning Lender, the Agent and the Borrowers) to provide the assigning Lender, the Agent and the Borrowers further or successor forms in accordance with Section 3.1(d), and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption.

                  (g) Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

                  (h) Each Lender may sell participations to one or more banks or other entities as to all or a portion of its rights and obligations under this Agreement; provided, that (1) such Lender's obligations under this Agreement shall remain unchanged, (2) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and shall be solely responsible for any withholding tax or other tax consequences caused by such participation, (3) such Lender shall remain the holder of any Note issued to it for the purpose of this Agreement, (4) such participations shall be in a minimum amount of $1,000,000 and shall include an allocable portion of such Lender's Participation, and (5) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement; provided, that the participation agreement between a Lender and its participants may provide that such Lender will obtain the approval of such participant prior to such Lender's agreeing to any amendment or waiver of any provisions of this Agreement which would (A) extend the maturity of the Note,
(B) reduce the interest rate hereunder, (C) increase the Revolving Loan Commitment of the Lender granting the participation or (D) release all or any substantial part of the Collateral other than in accordance with the terms of the Loan Documents, and (6) the sale of any such participations which require any Borrower to file a registration statement with the United States Securities and Exchange Commission or under the securities regulations or laws of any state shall not be permitted.

         11.2. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

                  (a)      If to BAM:

                           Baldwin Americas Corporation
                            c/o Baldwin Technology Company, Inc.
                            65 Rowayton Avenue

                           Rowayton, CT 06853
                           Attention:  William J. Lauricella
                           Telephone:  203-838-7470
                           Telefacsimile: 203-852-7040

                  (b)      if to BTL:

                           Baldwin Technology Limited
                           c/o Baldwin Technology Company, Inc.

                            65 Rowayton Avenue
                            Rowayton, CT 06853

                           Attention:  William J. Lauricella
                           Telephone:  203-838-7470
                           Telefacsimile: 203-852-7040

                  (c)      If to Baldwin:

                           Baldwin Technology Company, Inc.
                           65 Rowayton Avenue
                           Rowayton, CT 06853
                           Attention:  William J. Lauricella
                           Telephone:  203-838-7470
                           Telefacsimile: 203-852-7040

                  (d)      if to NationsBank or the Agent:

                           NationsBank, National Association
                           One Independence Center
                           101 North Tryon Street
                           Charlotte, North Carolina 28255-0001
                           Attention:  Dana Weir
                           Telephone:   704-388-3917
                           Telecopy:    704-386-9923
                           with a copy to:

                           NationsBank, National Association
                           Corporate Banking
                           767 Fifth Avenue
                           5th Floor
                           New York, New York 10153-0083
                           Attention: Barbara Agostini
                           Telephone:  212-407-5433
                           Telefacsimile:  212-593-1083

                  (e)      if to the Lenders:

                           At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance.

         11.3. SETOFF. Each Borrower agrees that all of the Borrower's deposits or deposit accounts, of any kind, or any of the Borrower's interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or a Lender or otherwise in the possession or control of the Agent or such Lender (other than any of the foregoing held in trust) for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or such Lender, whether now existing or hereafter established, shall be subject to the right of setoff of the Agent and each Lender at any time or times during the continuance of an Event of Default with or, to the extent permitted by applicable law, without prior notice, to apply such deposits or any part thereof to such of the Obligations of the Borrower to the Agent or such Lender then past due and in such amounts as they may elect, and whether or not the Collateral or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or such Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee. All Lenders receiving any proceeds hereunder or applied to any Obligations are subject to Section 10.10 hereof.

         11.4. SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of this Agreement, the Notes and the Loan Documents and shall continue in full force and effect until all principal and interest on the Loans are paid in full and all fees, charges and other expenses then due and owing are paid in full and no Lender has any Revolving Loan Commitment hereunder. Whenever in this Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of any Borrower which are contained in this Agreement and the Notes shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

         11.5. EXPENSES. Each Borrower agrees, jointly and severally, (a) to pay or reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, this Agreement or any of the other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and the Lenders for all their out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement (including without limitation any costs and expenses occurred in connection with any workout, enforcement or bankruptcy proceeding), and including without limitation, the reasonable fees and disbursements of counsel to the Agent, (c) to pay, indemnify and hold the Agent and the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure of any Borrower to pay or delay by any Borrower in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, (d) to pay, indemnify, and hold the Agent and the Lenders harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person (other than a party hereto) resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the transactions contemplated hereby or in any respect relating to any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrowers shall have no obligation hereunder with respect to indemnified liabilities arising from the willful misconduct or gross negligence of any Lender or the Agent. The agreements in this Section 11.5 shall survive repayment of the Notes and all other Obligations hereunder.

         11.6. AMENDMENTS. No amendment, modification or waiver of any provision of this Agreement or any of the Loan Documents and no consent by the Lenders to any departure therefrom by any Borrower shall be effective unless such amendment, modification or waiver shall be in writing and signed by the Agent, but only upon having received the written consent of the Required Lenders, and (with respect to amendments, modifications and waivers) by the Borrowers, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing; provided, however, that, no such amendment, modification or waiver

                  (a)      which changes, extends or waives any provision of
Section 10.10 or this Section 11.6, the amount of or the due date of any scheduled installment of or the rate of interest payable on any Obligation, changes the definition of Required Lenders, which increases or extends the Revolving Loan Commitment of any Lender or which waives any Event of Default under Section 9.1(h) or (i) shall be effective unless in writing and signed by each of the Lenders affected thereby; or

                  (b) which affects the rights, privileges, immunities or indemnities of the Agent, shall be effective unless in writing and signed by the Agent.

No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein.

         11.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart. All signatures need not be on one counterpart.

         11.8. TERMINATION. The termination of this Agreement shall not affect any rights of any Borrower, the Lenders or the Agent or any obligation of any Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the Obligations arising prior to termination have been irrevocably Fully Satisfied. The rights granted to the Agent for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been Fully Satisfied after the termination hereof or the Borrowers have furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until the Obligations have been Fully Satisfied unless otherwise provided herein. "Fully Satisfied" means, with respect to the Obligations as of any date, that, on or before such date, (a) all amounts then due and payable with respect to the Loan Documents on or before such date shall have been paid in full in cash, (b) all principal, interest, fees, expenses and other amounts then due and payable by any Borrower to the Agent and the Lenders shall have been paid in full in cash, and (c) the Revolving Loan Commitments of each Lender shall have expired or been terminated. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and each Borrower, jointly and severally, shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         11.9. GOVERNING LAW. ALL DOCUMENTS EXECUTED PURSUANT TO THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING, WITHOUT LIMITATION, THIS AGREEMENT AND EACH OF THE LOAN DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

         11.10. REPRESENTATION AND WARRANTY OF THE LENDERS. Each Lender hereby represents, and upon the request of a Borrower, each assignee and participant pursuant to Section 11.1 will represent, that no part of any funds used by such Lender to fund any Loan or other extension of credit to any Borrower made by it constitutes or will constitute assets of any Plan.

         11.11. AGREEMENT CONTROLS. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

         11.12. CONSENT TO JURISDICTION; OTHER WAIVERS. (A) IN THE EVENT THAT ANY ACTION, SUIT OR OTHER PROCEEDING IS BROUGHT AGAINST ANY BORROWER BY OR ON BEHALF OF THE AGENT OR ANY OF THE LENDERS TO ENFORCE THE OBSERVANCE OR PERFORMANCE OF ANY OF THE PROVISIONS OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION THE COLLECTION OF ANY AMOUNTS OWING HEREUNDER, EACH BORROWER HEREBY IRREVOCABLY (I) CONSENTS TO THE EXERCISE OF JURISDICTION OVER SUCH BORROWER AND ITS PROPERTY BY THE UNITED STATES DISTRICT COURT, WESTERN DISTRICT OF NORTH CAROLINA, AND BY THE NORTH CAROLINA GENERAL COURT OF JUSTICE, SUPERIOR COURT DIVISION, TWENTY-SIXTH JUDICIAL DISTRICT, AND
(II) WAIVES ANY OBJECTION SUCH BORROWER MIGHT NOW OR HEREAFTER HAVE OR ASSERT TO THE VENUE OF ANY SUCH PROCEEDING IN ANY COURT DESCRIBED IN CLAUSE (I) ABOVE.

                  (B) IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN ANY BORROWER AND THE AGENT OR ANY OF THE LENDERS, EACH BORROWER, THE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

                  (C) EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN SUBSECTION (B) OF THIS SECTION 11.12 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY OTHER DAMAGES THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  (D) EACH PARTY HERETO (I) CERTIFIES THAT NEITHER ANY REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY OF THE LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT THE AGENT AND EACH OF THE LENDERS HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                          BALDWIN AMERICAS CORPORATION

                                          By: /s/ Gerald A. Nathe
                                              ------------------------------
                                          Name: Gerald A. Nathe
                                              ------------------------------
                                          Title:  President
                                              ------------------------------

                                          BALDWIN TECHNOLOGY LIMITED

                                          By: /s/ William J. Lauricella
                                              ------------------------------
                                          Name: William J. Lauricella
                                              ------------------------------
                                          Title: Vice President & Treasurer
                                              ------------------------------

                                           BALDWIN TECHNOLOGY COMPANY, INC.

                                          By: /s/ William J. Lauricella
                                              ------------------------------
                                          Name: William J. Lauricella
                                              ------------------------------
                                          Title: CEO & Treasurer
                                              ------------------------------

                                          NATIONSBANK, NATIONAL ASSOCIATION,
                                            as Agent for the Lenders

                                          By: /s/ Thomas E. McCaskill
                                              ------------------------------
                                          Name: Thomas E. McCaskill
                                              ------------------------------
                                          Title: Senior Vice President
                                                ----------------------------

                                          NATIONSBANK, NATIONAL ASSOCIATION,
                                          as Lender

                                          By: /s/ Thomas E. McCaskill
                                              ------------------------------
                                          Name: Thomas E. McCaskill
                                              ------------------------------
                                          Title:  Senior Vice President
                                              ------------------------------

                                          Lending Office:

                                           NationsBank, National
                                             Association
                                           One Independence Center
                                           101 North Tryon Street
                                           Charlotte, North Carolina 28255-0001

                                           Attention:  Dana Weir
                                           Telephone: 704-388-3917
                                           Telefacsimile: 704-386-9923

                                          Wire Transfer Instructions:

                                            NationsBank, National Association
                                            Charlotte, North Carolina
                                            ABA# 053000196
                                            Reference: Baldwin
                                                       Account No. 1366210022506
                                            Attention: Corporate Credit Support

                              Signature Page 2 of 3

                                            BANK OF BOSTON CONNECTICUT,
                                            as Lender

                                          By: /s/ W. Lincoln Schoff Jr.
                                              ------------------------------
                                          Name: W. Lincoln Schoff Jr.
                                              ------------------------------
                                          Title:  Director
                                              ------------------------------

                                            Lending Office:

                                              Bank of Boston Connecticut
                                              100 Rustcraft Road
                                              Dedham, Massachusetts 02026
                                              Attention:  Jeff Seabron
                                              Telephone:  617-467-2275
                                              Telefacsimile: 617-467-2152

                                            Wire Transfer Instructions:

                                              Bank of Boston Connecticut

                                              Hartford, Connecticut

                                              ABA # 0111-00-805

                                              Reference: Baldwin Technology
                                                         Zero Balance Account
                                                         Account No. 55174538

                                              Attention:  Jeff Seabron
                                              Telephone:  617-467-2275

                              Signature Page 3 of 3

                                    EXHIBIT A

                        Applicable Commitment Percentages

                                                                                                  Applicable
                                                              Committed                           Commitment
Lender                                                          Amount                            Percentage
- ------                                                        ---------                           ----------
NationsBank, National Association                             $13,000,000                            65.00%

Bank of Boston Connecticut                                    $ 7,000,000                            35.00%

                                    EXHIBIT B

                        Form of Assignment and Acceptance

                          DATED____________________, 19__

         Reference is made to the Amended and Restated Revolving Credit Agreement dated as of December 31, 1995 (the "Agreement") among Baldwin Americas Corporation, a Delaware corporation ("BAM"), Baldwin Technology Limited, a Bermuda corporation ("BTL") (BAM and BTL being referred to collectively as the "Borrowers"), Baldwin Technology Company, Inc. ("Baldwin"), the Lenders (as defined in the Agreement) and NationsBank of North Carolina, National Association, as Agent for the Lenders ("Agent"). Unless otherwise defined herein, capitalized terms defined in the Agreement are used herein with the same meanings.

         ______________________________(the "Assignor") and __________________
_______________(the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, WITHOUT RECOURSE, and the Assignee hereby purchases and assumes from the Assignor, a _______%(1) interest in and to the Lenders' rights and obligations under the Agreement as of the Effective Date (as defined below), including, without limitation, the respective interest in the Loan, and the Note held by the Assignor.

         2. The Assignor (i) represents and warrants that, as of the date hereof, its Revolving Loan Commitment under the Agreement (without giving effect to assignments thereof which have not yet become effective) is $___________, and the aggregate outstanding principal amount of the Loan owing to it (without giving effect to assignments thereof which have not yet become effective) is $________ (including without limitation the Equivalent Dollar Amount of outstanding Alternative Currency Advances based on the respective rates of exchange used at the time of such Advances); (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto;
(iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Baldwin, any Borrower, any Guarantor or any Baldwin Subsidiary or the performance or observance by Baldwin, any Borrower, any Guarantor

- -------------------------
(1)        Specify percentage in no more than 4 decimal points.

or any Baldwin Subsidiary of any of its obligations under the Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto and (v) attaches the Note referred to in paragraph 1 above and requests that the Agent exchange such Note for new Note(s) as follows: A Note, dated _____________, 19__ in the principal amount of $________________, payable to the order of the Assignor, and a Note, dated ____________________________ 19__, in the principal amount of $_________________ payable to the order of the Assignee.

         3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of the financial statements referred to in
Section 6.2(c) thereof or most recently delivered pursuant to Section 7.1(a) and
(b) of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it hereby assumes, and will be bound by and will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by the Lender; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

         4. The effective date for this Assignment and Acceptance shall be _____________________________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent and consent by the Borrowers.

         5. Upon such acceptance and recording and consent, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent assumed by the Assignee as provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement arising after the Effective Date.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreement and Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with, the laws of the State of North Carolina.

                                 [NAME OF ASSIGNOR]

                                 By:

                                    Name:___________________________
                                    Title:__________________________

                                 After the Effective Date
                                 Outstanding Revolving Loans:$______

                                 [NAME OF ASSIGNEE]

                                 By:

                                    Name:___________________________
                                    Title:__________________________

                                  Lending Office:___________________
                                               _____________________
                                               _____________________
                                   Telephone:
                                   Telefacsimile:

                                   After the Effective Date
                                   Outstanding Revolving Loans:$______

                                   Accepted this ____ day of _______, 19___

                                   NATIONSBANK, NATIONAL ASSOCIATION,
                                   as Agent

                                   By:_________________________________________
                                      Name:________________________________
                                      Title:_______________________________

Consented to:

BALDWIN AMERICAS CORPORATION

By:____________________________________
   Name:_______________________
   Title:______________________

BALDWIN TECHNOLOGY LIMITED

By:____________________________________
   Name:_______________________
   Title:______________________

                                    EXHIBIT C

                    Form of Available Commitment Certificate

         Reference is hereby made to the Amended and Restated Revolving Credit Agreement, dated as of December 31, 1995 (as amended or modified from time to time, the "Credit Agreement") among BALDWIN AMERICAS CORPORATION ("BAM"), BALDWIN TECHNOLOGY LIMITED ("BTL") (BAM and BTL being referred to collectively as the "Borrowers"), BALDWIN TECHNOLOGY COMPANY, INC. ("Baldwin"), the Lenders (as defined in the Credit Agreement) and NATIONSBANK, NATIONAL ASSOCIATION, as Agent (the "Agent"). Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

         This Certificate is furnished to the Agent by the Borrowers in accordance with the provisions of the Credit Agreement. Each Borrower certifies that the computation of the Unavailable Commitment Amount (and each component thereof) and the amount available set forth below complies with all applicable provisions of the Credit Agreement and have been prepared from the books of account and records of the Borrowers, the Borrower Subsidiaries, the Sector Subsidiaries, the Subsidiaries of Sector Subsidiaries and any other Baldwin Subsidiaries, which represent fairly and accurately the status and value of each component of the Unavailable Commitment Amount as at the last day of the month immediately preceding the date hereof.

         A.       Total Commitment as of        $__________________________
                  the date hereof.

         B.   outstanding Indebtedness for
              Money Borrowed (other than
              Existing Capitalized Leases)
              of Borrowers                      $__________________________

         C.   outstanding Indebtedness for
              Money Borrowed (other than
              Existing Capitalized Leases)
              of Borrower Subsidiaries          $__________________________

         D.   outstanding Indebtedness for
              Money Borrowed (other than
              Existing Capitalized Leases)
              of Sector Subsidiaries            $__________________________

         E.   outstanding Indebtedness for
              Money Borrowed (other than
              Existing Capitalized Leases)
              of Subsidiaries of
              Sector Subsidiaries               $__________________________

         F.   outstanding Indebtedness for
              Money Borrowed (other than
              Existing Capitalized Leases)
              of other Baldwin Subsidiaries     $__________________________

         G.   sum of Item B plus Item
              C plus Item D plus Item E
              plus Item F =                     $__________________________

         H.   Unavailable Commitment
              Amount is Item G minus
              $15,000,000 (but Unavailable
              Commitment may not be less
              than     $0)                      $__________________________

         I.   Available Commitment is
              Item A minus Item H  =            $__________________________

         J.   principal amount of
              outstanding Loans                 $__________________________

         K.   remaining available
              Commitment is Item I minus
              Item J =                          $__________________________

         NOTE:  IF (K) IS NEGATIVE, SUCH
         AMOUNT SHALL BE REPAID IMMEDIATELY.

         This the ___ day of __________________, 19___.

                                    BALDWIN AMERICAS CORPORATION

                                    By:__________________________

                                    Name:__________________________
                                    Title:__________________________

                                    BALDWIN TECHNOLOGY LIMITED

                                    By:__________________________

                                    Name:__________________________
                                    Title:__________________________

                                   EXHIBIT D-1

                           Notice of Dollar Borrowing

To:      NationsBank, National Association,
          as Agent
         One Independence Center
         101 North Tryon Street
         Charlotte, North Carolina  28255-0001
         Attention:  Dana Weir

         Reference is hereby made to the Amended and Restated Revolving Credit Agreement (the "Agreement"), dated as of December 31, 1995, (the "Agreement") among Baldwin Americas Corporation ("BAM"), Baldwin Technology Limited ("BTL") (BAM and BTL being referred to collectively as the "Borrowers"), Baldwin Technology Company, Inc. ("Baldwin"), the Lenders (as defined in the Agreement) and NationsBank, National Association, as Agent for the Lenders. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrowers through their Authorized Officer hereby confirm their prior notice of borrowing given to the Agent by telephone on ____________, 19__ to the effect that Loans of the type and amount set forth below be made on the date indicated by deposit of such amount to the Borrowers Account:

Type of Loan                      Interest                Aggregate
(check one)                       Period(1)               Amount(2)                  Date of Loan(3)
- ------------                      ---------               ---------                  ---------------
Prime Loan
           ------

LIBOR Loan
           ------

- -----------------------

(1)      For any LIBOR Loan, one, two, three or six months.

(2) In an amount equal to $750,000 and $250,000 multiples in excess thereof.

(3) At least three (3) LIBOR Business Days following telephonic notice if a LIBOR Loan; may be same Business Day as Notice in the case of Prime Loans.

         The undersigned hereby certifies that:

         1.       No Default or Event of Default has occurred and is continuing;

         2. All the representations and warranties set forth in the Agreement (other than those expressly stated to refer to a particular date) are true and correct in all material respects as of the date hereof;

         3. All of the Security Instruments remain in full force and effect;

         4. Neither Baldwin nor any Borrower has suffered any Material Adverse Effect since the date of the most recent financial statements delivered to the Agent pursuant to Section 7.1 of the Agreement; and

         5. After giving effect to Loans requested hereby, the principal amount of outstanding Loans will not exceed the Total Commitment.

         This the ___ day of ____________, 19__.

                          BALDWIN AMERICAS CORPORATION
                          and BALDWIN TECHNOLOGY LIMITED,
                          Jointly and Severally

                          By: _______________________________
                              Authorized Officer for Baldwin
                              Americas Corporation and
                              Baldwin Technology Limited

                                   EXHIBIT D-2

                    Notice of Alternative Currency Borrowing

To:      NationsBank, National Association,
          as Agent
         One Independence Center
         101 North Tryon Street
         Charlotte, North Carolina  28255-0001
         Attention:  Dana Weir

         Reference is hereby made to the Amended and Restated Revolving Credit Agreement (the "Agreement"), dated as of December 31, 1995, (the "Agreement") among Baldwin Americas Corporation ("BAM"), Baldwin Technology Limited ("BTL") (BAM and BTL being referred to collectively as the "Borrowers"), Baldwin Technology Company, Inc. ("Baldwin"), the Lenders (as defined in the Agreement) and NationsBank of North Carolina, National Association, as Agent for the Lenders. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrowers through their Authorized Officer hereby confirm their prior notice of borrowing given to the Agent by telephone on ____________, 19__ to the effect that Loans of the type and amount set forth below be made on the date indicated by deposit of such amount to the Borrowers Account:

                                            Applicable
                          Interest          Alternative          Aggregate
Type of Loan              Period(1)         Currency             Amount(2)           Date of Loan(3)
- -------------             ---------         ------------         ---------           ---------------


LIBOR Loan

- -----------------------

(1)      One, two, three or six months.

(2) In an amount equal to Equivalent Alternative Currency Amount of $750,000, and multiples of the Equivalent Alternative Currency Amount of $250,000 in excess thereof.

(3) At least three (3) LIBOR Business Days following telephonic notice if a LIBOR Loan; may be same Business Day as Notice in the case of Prime Loans.

         The undersigned hereby certifies that:

         1. No Default or Event of Default has occurred and is continuing;

         2. All the representations and warranties set forth in the Agreement (other than those expressly stated to refer to a particular date) are true and correct in all material respects as of the date hereof;

         3. All of the Security Instruments remain in full force and effect;

         4. Neither Baldwin nor any Borrower has suffered any Material Adverse Effect since the date of the most recent financial statements delivered to the Agent pursuant to Section 7.1 of the Agreement; and

         5. After giving effect to Loans requested hereby, the principal amount of outstanding Loans will not exceed the Total
Commitment.

         This the ___ day of ____________, 19__.

                          BALDWIN AMERICAS CORPORATION
                          and BALDWIN TECHNOLOGY LIMITED,
                          Jointly and Severally

                          By: _______________________________
                              Authorized Officer for Baldwin
                              Americas Corporation and
                              Baldwin Technology Limited

                                    EXHIBIT E

                            Form of Revolving Credit

                                 Promissory Note

_______________(1)                             [____________, ___________](2)

                                                           December 31, 1995

         FOR VALUE RECEIVED, each of BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAM") and BALDWIN TECHNOLOGY LIMITED, a Bermuda corporation ("BTL") (BAM and BTL being referred to collectively as the "Borrowers"), hereby promises, jointly and severally, to pay to the order of

         _________________________________(3) (the "Lender"), in its individual capacity, at the office of NationsBank, National Association, as agent for the Lenders (defined below) (the "Agent"), located at One Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255-0001 (or at such other place or places within the United States as the Agent may designate) at the times set forth in the Amended and Restated Revolving Credit Agreement dated as of December 31, 1995 among the Borrowers, Baldwin Technology Company, Inc. ("Baldwin"), the Lenders (as defined in the Agreement) and the Agent (all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of [________________](4) DOLLARS ($__________)1 (or the Equivalent Alternative
Currency Amount thereof in the case of Alternative Currency Advances, based on the respective exchange rates used at the time of such Advances) or, if less than such principal amount, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to the Agreement and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. The holder of this Note is authorized to record the date and amount of each Loan made by the Lender pursuant to Section 2.7 of the Agreement, and the date and amount of each payment or prepayment of principal on such Lender's internal books and records and then attach such information as a schedule to this Note, provided that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of any Borrower hereunder or under the Agreement.

- -------------------------------

(1) Insert Lender's Pro Rata Share of Total Revolving Commitment in arabic numerals.

(2)      Insert name of city of Agent's Principal Office.

(3)      Insert name of Lender in capital letters

(4)      Insert Lender's Pro Rata Share of Total Commitment in words.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand (i) in the case of a LIBOR Loan, until the end of the Interest Period with respect to such LIBOR Loan, at a rate of two percent (2%) per annum above such LIBOR Rate, and (ii) thereafter, and with respect to Prime Loans, at a rate two percent (2%) per annum in excess of the Prime Rate or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, each Borrower, jointly and severally, agrees to pay, in addition to the principal and interest, the reasonable out-of-pocket costs of collection, including reasonable attorneys' fees, as provided in Section 11.5 of the Agreement.

         Interest hereunder shall be computed on the basis of a 365-day year in the case of a Prime Loan and a 360-day year in the case of a LIBOR Loan, each for the actual number of days in the interest period.

         This Note is secured by the Borrowers Pledge Agreement, the Baldwin Pledge Agreement, the Baldwin Technology Pledge Agreement and the Enkel Pledge Agreement, pursuant to which each Borrower, Baldwin, Baldwin Technology and Enkel Corporation has assigned, transferred, pledged and set over unto the Agent for the benefit of the Lenders the Pledged Stock, together with all dividends paid upon, all securities received in addition to and in exchange for, and all rights to subscribe for securities incident to, the Pledged Stock.

         This Note is guaranteed by the Baldwin Guaranty, the Sector Subsidiary Guaranty, and the BAM Subsidiary Guaranty , pursuant to which each of Baldwin, each Sector Subsidiary, and each BAM Subsidiary has guaranteed the payment and performance of the Obligations.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any Collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor or diligence are hereby waived by all parties bound hereon.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized officer as of the date and year first above written, all pursuant to authority duly granted.

                          BALDWIN AMERICAS CORPORATION

                          By:_______________________________
                          Name:_____________________________
                          Title:  ____________________

                         BALDWIN TECHNOLOGY LIMITED

                         By:_______________________________
                          Name:_____________________________
                          Title:  ____________________

                                    EXHIBIT F

                          Form of Solvency Certificates

                                   EXHIBIT G-1

                           Form of Opinions of Counsel
                      for the Borrowers and the Guarantors

                    [MORGAN LEWIS & BOCKIUS LLP LETTERHEAD]


                                        February 2, 1996

NationsBank, National Association
  Individually and as Agent
NationsBank Corporate Center
Charlotte, North Carolina 28255-0065

        RE: Revolving Credit Facility

Ladies and Gentlemen:

        We have acted as counsel to Baldwin Technology Company, Inc., a Delaware corporation ("Baldwin"), Baldwin Americas Corporation, a Delaware corporation ("BAM"), Baldwin Europe Consolidated Inc., a Delaware corporation ("BEC"), Baldwin Asia Pacific Corporation, a Delaware corporation ("BAP"), Baldwin Technology Limited, a Bermuda corporation ("BTL"), Baldwin Technology Corporation, a Connecticut corporation ("BTC"), Kansa Corporation, a Kansas corporation ("Kansa"), Enkel Corporation, a Delaware corporation ("Enkel"), Misomex of North America, Inc., a Delaware corporation ("Misomex"), and Baldwin Graphic Systems, Inc., a Delaware corporation ("BGS", and together with BTC, Kansa, Enkel and Misomex, the "BAM Subsidiaries"), in connection with the transactions contemplated by the Amended and Restated Revolving Credit Agreement, dated as of December 31, 1995 (the "Credit Agreement"), among BAM, BTL, Baldwin and NationsBank, National Association ("NationsBank") and Bank of Boston Connecticut, as lenders, and NationsBank, as agent (the "Agent") on behalf of the lenders ("Lenders") now or hereafter party to the Credit Agreement, amending and restating the Credit Agreement, dated as of November 23, 1993. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

        In connection with this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for purposes of this opinion, including (i) the Credit Agreement,
(ii) the Notes, (iii) the Amended and Restated Guaranty Agreement, dated as of December 31, 1995 (the "Baldwin Guaranty"), between Baldwin and the Agent, (iv) the Amended and Restated Guaranty Agreement, dated as of December 31, 1995 (the

                    [MORGAN LEWIS & BOCKIUS LLP LETTERHEAD]


NationsBank, National Association
February 2, 1996
Page 2



"Sector Subsidiary Guaranty"), between each of BEC and BAP and the Agent, (v) the Amended and Restated Guaranty Agreement, dated as of December 31, 1995 (the "BAM Subsidiary Guaranty" and together with the Baldwin Guaranty and the Sector Subsidiary Guaranty, the "Guaranty Agreements"), between each of BTC, Kansa, Enkel, Misomex and BGS and the Agent, (vi) the Amended and Restated Pledge Agreement, dated as of December 31, 1995 (the "Baldwin Pledge Agreement"), between Baldwin and the Agent, (vii) the Amended and Restated Pledge Agreement, dated as of December 31, 1995 (the "BAM Pledge Agreement"), between each of BAM and BTL and the Agent, (viii) the Amended and Restated Pledge Agreement, dated as of December 31, 1995 (the "BTC Pledge Agreement"), between BTC and the Agent,
(ix) the Amended and Restated Pledge Agreement, dated as of December 31, 1995 (the "Enkel Pledge Agreement", and together with the Baldwin Pledge Agreement, the BAM Pledge Agreement and the BTC Pledge Agreement, the "Pledge Agreements"), dated as of November 23, 1993 (the "Intercreditor Agreement"), among the Agent, John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Life Insurance Company of America and NationsBank, as collateral agent, and acknowledged and agreed to by BAM and BTL.

        Each of Baldwin, BAM, BEC, BAP and the BAM Subsidiaries is referred to herein as an "Obligor" and the Credit Agreement, the Notes, the Guaranty Agreements and the Pledge Agreements are referred to herein as the "Transaction Documents."

        As to various factual matters relevant to our opinion, we have relied upon certificates provided by public officials and by officers of the Obligors and BTL, copies of which have been provided to you, and upon the representations and warranties included in the Transaction Documents, and have made no independent investigation thereof. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as photostatic or certified copies and the authenticity of the originals of the latter documents. We have further assumed that the Transaction Documents have been duly authorized, executed and delivered by the other parties thereto (other than the Obligors) and that such documents constitute the legal, valid and binding obligations of the parties thereto (other than the Obligors and BTL) enforceable

                    [MORGAN LEWIS & BOCKIUS LLP LETTERHEAD]


NationsBank, National Association
February 2, 1996
Page 3



against the parties thereto (other than the Obligors and BTL) in accordance with the terms thereof.

        Based upon the foregoing, we are of the opinion that:

                1. Baldwin, BAM, BEC and BAP are corporations duly incorporated and (i) each Obligor is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation; and (ii) each Obligor has all requisite corporate power and authority necessary to own its assets and carry on its business as now being conducted.

                2. Each Obligor has all necessary corporate power and authority to execute, deliver and perform the Transaction Documents to which it is a party.

                3. The execution, delivery and performance by each of the Obligors of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action by such Obligor. Each of the Transaction Documents has been duly and validly executed and delivered on behalf of each of the Obligors party thereto and BTL, as the case may be.

                4. Each of the Transaction Documents and the Intercreditor Agreement constitutes the legal, valid and binding obligation of each Obligor that is a party thereto and, with respect to the Credit Agreement, the Notes, the BAM Pledge Agreement and Intercreditor Agreement, enforceable against such Obligor and BTL, as the case may be, in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance and other similar laws affecting creditors' rights generally, (ii) such enforcement may be subject to general equitable principles, whether such enforceability is considered in a proceeding in equity or at law, and (iii) with respect to the Guaranty Agreements and the Pledge Agreements, certain of the waivers, remedies and enforcement rights provided for in such documents may be limited or rendered unenforceable by applicable laws or judicial decisions, which laws or judicial decisions do not in our opinion make such documents, taken as a whole, legally

                    [MORGAN LEWIS & BOCKIUS LLP LETTERHEAD]


NationsBank, National Association
February 2, 1996
Page 4



        inadequate for the practical realization of the benefits intended to be provided thereby.

                5. None of the execution or delivery by any of the Obligors or BTL of any Transaction Document to which it is a party, the consummation by any of such parties of any of the transactions contemplated by any of the Transaction Documents or the compliance by any of such parties with any of the terms and provisions thereof (i) will violate or conflict with any provision of the charter or by-laws of any Obligor, (ii) will result in any material breach of or material default under a provision of any contract, agreement, indenture, mortgage, deed of trust or other instrument known to us to which any Obligor or BTL is party or by which any of its properties or assets are bound, (iii) is prohibited by, violates or requires any Obligor or BTL to obtain or make any consent, authorization, approval, registration or filing under, any United States federal or New York state statute, law, ordinance, regulation or rule, or, to the best of our knowledge, any judgment, decree or order of any court or governmental agency, board, bureau, body, department or authority or any other Person under any contract, agreement, indenture, mortgage, deed of trust or other instrument known to us to which any Obligor or BTL is a party, or (iv) to the best of our knowledge, will result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties or assets of the Obligors or BTL, except as expressly contemplated by the Transaction Documents.

                6. None of the provisions of the Transaction Documents violate any laws of the State of New York relating to interest or usury.

                7. None of the transactions contemplated by the Credit Agreement, including, without limitation, the use of the proceeds of the Loans made to the Borrowers, will violate or result in a violation of
        Section 7 of the Securities Act of 1934, as amended, any regulations issued pursuant thereto, or regulations G, T, U or X of the Board of Governors of the Federal Reserve System, and, to the best of our knowledge, Baldwin does not own or intend to purchase or carry any "margin securities" as defined in said regulations.

                    [MORGAN LEWIS & BOCKIUS LLP LETTERHEAD]


NationsBank, National Association
February 2, 1996
Page 5


                8. To the best of our knowledge without independent investigation, there are no actions, suits, proceedings or investigations, either at law or in equity, or before any commission or other administrative authority of any kind now pending or threatened involving any Obligor or BTL or any of its properties or assets (i) with respect to the transactions contemplated by the Transaction Documents or
        (ii) which, if adversely determined, would have a Material Adverse Effect on Baldwin, any Significant Subsidiary or the Consolidated Group.

                9. Baldwin, BAM, BTC and Enkel have delivered to the Agent in accordance with the terms of the Baldwin Pledge Agreement, the BAM Pledge Agreement, the BTC Pledge Agreement and the Enkel Pledge Agreement, respectively, the stock certificates representing the Pledged Borrower Stock and the Pledged Sector Subsidiary Stock, the Pledged BAM Subsidiary Stock, the Pledged Baldwin Technology Subsidiary Stock and the Pledged Enkel Subsidiary Stock, respectively, being pledged by them, together with stock powers executed in blank, for the purpose of transferring the same. The execution and delivery of the stock powers in blank with respect thereto have been duly authorized by Baldwin, BAM, BTC and Enkel, respectively. Such delivery of such stock certificates and stock powers has created a valid and perfected security interest in the Pledged Borrower Stock and the Pledged Sector Subsidiary Stock, the Pledged BAM Subsidiary Stock, the Pledged Baldwin Technology Subsidiary Stock and the Pledged Enkel Subsidiary Stock, respectively, in favor of the Agent and the Lenders.

        With respect to our opinions in paragraphs 3, 4, 5, 8 and 9 regarding matters relating to BTL we have, with your permission and without independent investigation, relied on the opinion of Conyers Dill & Pearman, counsel to BTL, a copy of which is attached hereto, and our opinion is subject to the qualifications, exceptions and assumptions contained therein.

        We render this opinion as members of the Bar of the State of New York and we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the Delaware General Corporation Law and the federal laws of the United States of America. To the extent that the opinions expressed above involve conclusions as to the laws of the States

                    [MORGAN LEWIS & BOCKIUS LLP LETTERHEAD]

NationsBank, National Association
February 2, 1996
Page 6


of Connecticut and Kansas, we have assumed, with your permission, that the laws of the States of Connecticut and Kansas are the same as the laws of the State of New York in all respects material to this opinion.

        The opinions expressed above may be relied upon as of the date hereof by any successor of the Agent or the Lenders or assignee of the Note held by the Lenders.

                                        Very truly yours,

                                        /s/ MORGAN LEWIS & BOCKIUS LLP

                                   EXHIBIT G-2

                   Form of Opinion of Bermuda Counsel for BTL

                            CONYERS, DILL & PEARMAN
                             BARRISTERS & ATTORNEYS

                                  [LETTERHEAD]

                                                2nd February, 1996

NationsBank National Association
  Individually and as Agent
NationsBank Corporate Center
Charlotte, North Carolina 28255-0065
USA

Bank of Boston Connecticut
One Landmark Square
Suite 2002
Stamford, Connecticut 06901
USA

Dear Sirs,

RE: BALDWIN TECHNOLOGY LIMITED ("BTL")
- --------------------------------------

We have acted as special legal counsel in Bermuda to BTL, a Bermuda company, in connection with an amended and restated revolving credit agreement dated as of December 31, 1995 (the "Credit Agreement") among Baldwin Americas Corporation ("BAM"), BTL, Baldwin Technology Company, Inc. ("Baldwin"), the lenders party thereto and NationsBank, National Association ("NationsBank") as agent on behalf of the lenders now or hereafter party to the Credit Agreement.

For the purposes of giving this opinion we have examined and relied upon the following documents:

(a) a facsimile copy of the Credit Agreement;

(b) a facsimile copy of a promissory note from BTL and BAM in favour of NationsBank in

NationsBank National Association
 Individually and as Agent, et al.
Page 2
2nd February, 1996


        the face amount of US$13,000,000 and dated as of the December 31, 1995 (the "NationsBank Note");

(c) a facsimile copy of a promissory note from BTL and BAM in favour of Bank of Boston Connecticut in the face amount of US$7,000,000 and dated as of December 31, 1995 (the "Bank of Boston Note");

(d) a facsimile copy of a pledge agreement among BAM, BTL and NationsBank dated as of the December 31, 1995 (the "BTL Pledge").

The Credit Agreement, the NationsBank Note, the Bank of Boston Note and the BTL Pledge are herein collectively referred to as the "Transaction Documents".

Any reference herein to the Transaction Documents does not include any other instrument or agreement whether or not specifically referred to in any of the Transaction Documents or attached as an exhibit or schedule to any of the Transaction Documents or BTL.

We have also examined and relied upon the Memorandum of Association and the Bye-laws of BTL, a facsimile copy of resolutions in writing of the board of directors of BTL and such other documents and made such enquiries as to questions of Bermuda law as we have deemed necessary in order to render the opinion set forth below.

In our examination of the Transaction Documents and in giving of this opinion we have assumed: (a) the genuineness and authenticity of all signatures and the conformity to the originals of all copies (whether or not certified) and the authenticity and completeness of the originals from which such copies were taken, (b) the capacity, power and authority of each of the parties to the Transaction Documents, other than BTL, (c) the due execution and delivery of the Transaction Documents by each of the parties thereto, (d) the due execution and delivery of the Transaction Documents under the law of the jurisdiction in which they were executed and delivered on the basis that under Bermuda conflicts of law principles due execution and delivery is a question for the law of the jurisdiction in which the documents were executed, (e) the correctness, accuracy and completeness of all factual representations made in, and in respect of, the Transaction Documents and all other documents examined by us (f) there is no provision of the law of any jurisdiction, other than Bermuda, which would have any implication in relation to the opinions expressed herein, (g) the validity and binding effect under the laws of the State of New York (the "Foreign Laws") of the Transaction Documents and of the Pledges which are expressed to be subject to such Foreign Laws in accordance with their respective terms, (h) the validity under the Foreign Laws of the submission by BTL pursuant to the Transaction Documents to the jurisdiction of the United States District Court, Western District of North Carolina and of the

NationsBank National Association
 Individually and as Agent, et al.
Page 3
2nd February, 1996


North Carolina General Court of Justice, Superior Court Division, Twenty-Sixth Judicial District and the courts of the Commonwealth of Massachusetts and any United States District Court in the Commonwealth of Massachusetts (the "Foreign Courts"), (i) the proceeds of the borrowing will be used in furtherance of the objects of BTL and BAM.

The obligations of BTL under the Transaction Documents (a) will be subject to the laws from time to time in effect relating to bankruptcy, insolvency, liquidation, possessory liens, rights of set off, reorganisation, amalgamation, moratorium or any other laws or legal procedures, whether of a similar nature or otherwise, generally affecting the rights of creditors, (b) will be subject to statutory limitation of the time within which proceedings may be brought,
(c) will be subject to general principles of equity and, as such, specific performance and injunctive relief, being equitable remedies may not be available, (d) may not be given effect to by a Bermuda Court (whether or not it was applying the Foreign Laws) if and to the extent they constitute the payment of a penalty and are not in the name of liquidated damages, and (e) may not be given effect to by a Bermuda Court (whether or not it was applying the Foreign
Laws) if and to the extent they constitute a fetter on the statutory powers of BTL which, however, would not prevent the lenders from obtaining the substantial benefit of the security interests provided by and payment obligations under such Transaction Documents.

We express no opinion as to the effectiveness of any provision which refers to the deletion or severance of any other provision in any of the Transaction Documents if any such other provision in the Transaction Documents is determined by a Court to be illegal, invalid or otherwise unenforceable.

Section 9 of the Interest and Credit Charges (Regulation) Act 1975 provides that the Bermuda courts have discretion as to the amount of interest payable on a judgement after the date of judgement. If the court does not exercise that discretion, the interest will accrue at the statutory rate which is currently seven per cent per annum.

Any provisions providing that a person's statement or certificate will be conclusive and binding may not be effective if such statement or certificate is incorrect on its face or fraudulent and will not necessarily prevent judicial enquiry into the merits of a claim by an aggrieved party.

We have made no investigation of and express no opinion in relation to the laws of any country or jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda and is limited to and is given on the basis of the current law and practice in Bermuda.

This opinion is issued solely for your benefit and that of your counsel, Smith Helms Mullis &

NationsBank National Association
 Individually and as Agent, et al.
Page 4
2nd February, 1996

Moore, L.L.P., and of New York counsel to BTL, Morgan, Lewis & Bockius LLP and is not to be relied upon by any other person, firm or entity, nor is it to be quoted or referred to in any public document or filed with any governmental agency or other body or person without our written consent; Provided that this opinion may be relied upon by your assignees under the Credit Agreement but only to the same extent as it could have been relied upon by you.

On the basis of and subject to the foregoing we are of the opinion that:

1. BTL has been duly incorporated, is in good standing and is validly existing under the laws of Bermuda. For the purpose of this opinion the term "good standing" means that BTL has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda governmental fee or tax which would make them liable to be struck off the Registrar of Companies and thereby cease to exist under the laws of Bermuda.

2. BTL has the necessary corporate power and authority to enter into and deliver and to perform its obligations under the Transaction Documents. The execution and delivery of the Transaction Documents by BTL and the performance thereof by BTL in accordance with their respective terms will not violate the Memorandum of Association or bye-laws of BTL nor any applicable law, regulation, order or decree in Bermuda.

3. BTL has taken all corporate and other action required to authorise the execution, delivery and performance of the Transaction Documents. When duly executed and delivered by or on behalf of BTL, the Transaction Documents will constitute the legal, valid and binding obligations of BTL enforceable in accordance with the terms thereof. Signing of each of the Transaction Documents by the Chairman of the Board, the President or any Vice-President of BTL constitutes due execution of each such Transaction Document.

4. No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the execution, delivery, performance and enforcement of the Transaction Documents except such as have been duly obtained in accordance with Bermuda law.

5. It is not necessary or desirable to ensure the enforceability in Bermuda of the Transaction Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda. However it may be desirable to ensure priority in Bermuda of the BTL Pledge and of any other Transaction Document which creates a charge over assets of BTL under the laws governing it that it be registered in the Register of Charges in accordance with Section 55 of the Companies Act 1981, as amended. On

NationsBank National Association
 Individually and as Agent, et al.
Page 5
2nd February, 1996

        registration the BTL Pledge and any such other charge will have priority in Bermuda over any unregistered charge and over any subsequently registered charge in respect of the assets which are the subject of the BTL Pledge or such other charge. A registration fee of $405 will be payable in respect of each such registration.

6. The Transaction Documents will not be subject to ad valorem stamp duty in Bermuda.

7. The choice of Foreign Laws to govern the Transaction Documents is a valid choice of law and the submission therein by BTL to the non-exclusive jurisdiction of the Foreign Courts is valid and binding upon BTL.

8. Based solely upon a search of the Cause Book at the Supreme Court of Bermuda conducted on 2nd February, 1996, at 11:25 a.m. there are no legal or governmental proceedings pending in Bermuda to which BTL is a party or to which the property of BTL may be subject which might adversely affect BTL's ability to perform its obligations under the Transaction Documents.

9. The Courts of Bermuda would recognise as a valid judgement, a final and conclusive judgement in person obtained in the Foreign Courts against BTL based upon the Transaction Documents under which a sum of money is payable (other thana sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgement based thereon provided that
        (a) such courts had proper jurisdiction over the parties subject to such judgement, (b) such courts did not contravene the rules of natural justice in Bermuda, (c) such judgement was not obtained by fraud, (d) the enforcement of the judgement would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgement by the courts of Bermuda and (f) the due compliance with the correct procedures under the laws of Bermuda. In the circumstances contemplated in (e) above, the Company would have to satisfy the Bermuda Court (1) that the evidence could not have been obtained with reasonable diligence for use at the trial (2) that the further evidence is such that, if given, it would have an important influence on the result of the trial, although it need not be decisive and (3) that the evidence is such as is presumably to be believed.

NationsBank National Association
 Individually and as Agent, et al.
Page 6
2nd February, 1996


10. The mere execution and delivery by BTL of the Transaction Documents alone will not give rise to any lien or encumbrance on the assets of BTL under any Bermuda statue.

Yours faithfully,

/s/  Conyers, Dill & Pearman

CONYERS, DILL & PEARMAN

                                    EXHIBIT H

                        Form of BTL Note Pledge Agreement

                                 [See attached]

                         PLEDGE AND SECURITY AGREEMENT


        THIS PLEDGE AND SECURITY AGREEMENT (the "Agreement") is executed as of December 31, 1995, by BALDWIN TECHNOLOGY LIMITED, a Bermuda corporation ("Pledgor"), in favor of NATIONSBANK, N.A. (formerly known as NationsBank of North Carolina, National Association), a national banking association, as Agent (the "Agent") and each of the Lenders (defined below).

                                    Recitals

        A. Baldwin Americas Corporation and the Pledgor (collectively, the "Borrowers"), Baldwin Technology Company, Inc., the Agent, the Lenders party thereto (collectively, the "Lenders") and the Agent have entered into that certain Amended and Restated Revolving Credit Agreement dated as of November 23, 1993 (as amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and advances to the Borrowers. Capitalized terms not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

        B. The Pledgor has made in the past, and intends to make in the future, one or more loans (collectively, the "Subsidiary Loans") to one or more Subsidiaries of Sector Subsidiaries (collectively, the "Borrowing
Subsidiaries"). Pursuant to Section 8.3(b) of the Credit Agreement, each such Subsidiary Loan has been, or will be, evidenced by a promissory note (individually, a Pledged Note" and collectively, the "Pledged Notes") signed by the respective Borrowing Subsidiary.

        C. Pursuant to Section 8.3(b) of the Credit Agreement, the Pledgor is required to execute and deliver this Agreement, and to pledge and deliver each of the Pledged Notes, to the Agent.

                                   Agreement

        NOW THEREFORE, in consideration of the foregoing recitals, Pledgor agrees as follows:

        1. Granting Clause. As security for the following (hereinafter referred to as the "Liabilities"):

        (a) the payment of all sums now or hereafter payable pursuant to or with respect to the Credit Agreement, the Notes or any other
        Loan Document, (including without limitation principal, interest, charges and expenses), and any and every extension and renewal thereof,
        (b) the payment and performance of all other Obligations and (c) the compliance with all of the stipulations, covenants, agreements, representations and conditions contained in this Agreement and in the other Loan Documents;

        Pledgor hereby delivers, pledges and grants to Agent (for itself and on behalf of the Lenders) a security interest in, all of Pledgor's right, title and interest in and to the following collateral (collectively, the "Collateral"):

                (i) each Pledged Note (whether now existing or hereafter created or acquired) and all amounts payable thereunder, and

                (ii) all proceeds of the Collateral or of any part thereof.

        2. Representations. Pledgor represents and warrants that Pledgor, at the time of delivery of this Agreement, has good and marketable title to the Collateral, free of all Liens and adverse claims of any kind whatsoever, except for Liens in favor of the Agent (for itself and on behalf of the Lenders).

        3. Restrictions on Disposition of Collateral by Pledgor. Pledgor will not, directly or indirectly, sell, assign, transfer, mortgage, pledge, hypothecate or otherwise dispose of any of the Collateral, or any interest therein, or create, assume or permit any Lien of any kind whatsoever to exist with respect thereto, without the express written consent of the Agent and the Lenders.

        4. Records. Whether or not an Event of Default has occurred, the Pledgor shall maintain complete, true and accurate records with respect to all of the Collateral.

        5. Remedies in Case of Event of Default. If an Event of Default shall occur, the Agent (for itself and on behalf of the Lenders) shall be entitled to exercise all of the rights, powers and remedies vested in it by this Agreement, and now or hereafter existing at law or in equity or by statute (including, without limitation, the Uniform Commercial Code of New York or North Carolina) or otherwise for the protection and enforcement of its rights with respect to the Collateral; and Pledgor hereby irrevocably appoints and constitutes the Agent as Pledgor's attorney-in-fact, coupled with an interest and with full power of substitution, to exercise any or all of the following rights, powers and remedies:

                (a) to receive - directly all payments payable or deliverable with respect to the Collateral otherwise payable or deliverable to Pledgor;

                (b) to endorse and transfer all or any part of the Collateral into the Agent's name or the name of its nominee (for themselves and on behalf of the Lenders); and

                (c) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, to the fullest extent permitted by law, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived by Pledgor to the fullest extent permitted by law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Agent in its absolute discretion may determine.

Pledgor hereby waives and releases to the fullest extent permitted by law all rights, if any, of marshalling the Collateral and any other security for the Liabilities or otherwise. At any sale of the Collateral, the Agent or any Lender may bid for and purchase all or any part of the Collateral, so long as such sale is a public sale or is conducted in a commercially reasonable manner.

        6. Application of Moneys by the Agent. All moneys collected upon any sale of the Collateral hereunder, together with all other moneys received by the Agent hereunder, shall be first applied to the payment of all costs and expenses incurred by the Agent and referred to in Section 8 or otherwise in connection with the disposition of the Collateral or the collection of the Liabilities (including, without limitation, all attorneys' fees as herein provided) and then to the Liabilities in such order and manner as the Agent shall consider appropriate, subject to the terms of the Credit Agreement.

        7. Pledgor's Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to any Loan Document, or any assignment or transfer thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or with respect to the Loan Documents or any exercise or non-exercise of any right, remedy, power or privilege under or with respect to any Loan Document or this Agreement; (c) any furnishings of any additional security to the Agent or any Lender or any acceptance thereof or any release of any security or guaranty by the Agent or any Lender; (d) any limitation on any party's liability or obligations under the Loan Documents or the invalidity or unenforceability, in whole or in part, of any Loan Document or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding; whether or not Pledgor shall have notice or knowledge of any of the foregoing.

        8. Costs and Expenses. Pledgor will pay or reimburse the Agent or any Lender for all reasonable costs and expenses

(including, without limitation, attorney's fees) incurred by or on behalf of the Agent or such Lender (as the case may be) in exercising and protecting the Agent or any Lender's rights and remedies hereunder, or enforcing the obligations of Pledgor hereunder in connection therewith.

        9. Remedies Cumulative; Non-Waiver. Each right, power and remedy of the Agent or any Lender provided for in this Agreement or the Loan Documents, or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and shall be in addition to every other such right, power or remedy. The exercise by the Agent or any Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise of all such other rights, powers or remedies. No failure or delay on the part of the Agent or any Lender to exercise any such right, power or remedy shall operate as a waiver thereof.

        10. Additional Security, etc. Without notice to or consent of Pledgor, and without impairment of the lien and rights created by this Agreement, the Agent (for itself and on behalf of the Lenders) may accept from Pledgor, or from any other person or persons, additional security for the Liabilities. Neither the giving of this Agreement nor the acceptance of any such additional security shall prevent the Agent (for itself and on behalf of the Lenders) from resorting first to any such additional security, or first to the security created by this Agreement, in any case without affecting the security interest and rights of the Agent or any Lender under this Agreement.

        11. Further Assurances. Pledgor, at Pledgor's sole cost and expense, will duly execute, acknowledge and deliver all such instruments and take all such actions as the Agent from time to time may reasonably request in order to effectuate further the purposes of this Agreement and to carry out the terms hereof. Without limiting the generality of the foregoing, the Pledgor shall immediately deliver to the Agent any Pledged Note that the Pledgor may obtain or possess at any time.

        12. Termination. This Agreement shall remain in full force and effect so long as any Liabilities are outstanding or the Agent or any Lender has any obligation to make Advances under the Credit Agreement; and this Agreement shall secure all Liabilities (as defined herein), whether now existing or hereafter incurred, contracted for or arising.

        13. Notices. All notices and other communications required under this Agreement shall be in writing and shall be either hand-delivered, together with a receipt acknowledging such delivery, or mailed by first-class registered or certified mail, postage prepaid, addressed to Pledgor, the Agent or any Lender at their respective addresses indicated in the Credit Agreement. Any requirement of the Uniform Commercial Code of reasonable notice shall be met if given as provided in the Credit Agreement at least five days before the time of the sale, disposition or other event or thing giving rise to the required notice.

        14. Default. As used in this Agreement, the terms "default" and "Event of Default" shall mean the occurrence or happening of any one or more of the following events, circumstances or conditions:

             (a) Pledgor shall violate or default in the observance or performance of any term, agreement, covenant, condition or stipulation contained or referred to in this Agreement and such violation or default shall continue unremedied for a period of ten days after the first to occur of (i) the date the Agent gives Pledgor written or telephonic notice thereof or (ii) the date Pledgor otherwise has notice thereof; or

             (b) if the security interest in the Collateral is declared null and void, or terminates, or ceases, by operation of law or otherwise, to be an enforceable obligation of the Pledgor; or

             (c) an Event of Default, as therein defined, shall occur under the Credit Agreement.

        15. Provisions Subject to Applicable Law. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the remainder of this Agreement and the validity of the other terms of this Agreement shall in no way be affected thereby.

        16. Miscellaneous. All warranties, covenants and agreements herein made by Pledgor shall survive the execution and delivery of this Agreement and any note or other instrument secured hereby, and shall bind the successors and assigns of Pledgor, and every option, right and privilege herein reserved or secured to the Agent or any Lender shall inure to the benefit of, and may be exercised by, its successors and assigns. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if the Agent takes such reasonable actions for that purpose as Pledgor shall request in writing, but the Agent shall have no liability with respect thereto so long as the Agent acts in good faith. The Agent shall have no duty to do any act not requested by Pledgor or that the Agent deems unreasonable with respect to the Collateral. The Agent shall not be liable, absent gross negligence or willful misconduct on the part of the Agent, for any failure to realize upon, or to exercise any right or power with respect to, any Collateral, or for any delay in so doing. No modification, amendment or waiver of any provision of this Agreement, or of any Loan Document, or consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent (but only upon having received the written consent of the Required Lenders, as set forth in the Credit Agreement), and such waiver or consent shall be effective only in the specific instance and for the particular purpose for which given. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances. The headings and captions in this Agreement are for convenience of reference only and shall in no way restrict or modify any of the terms hereof. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. THIS AGREEMENT IS TO BE DELIVERED AND PERFORMED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                 [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Agreement as of the date first above written.

                                        BALDWIN TECHNOLOGY LIMITED




                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                    EXHIBIT I

                        Form of Notice of Appointment (or
                        Revocation) of Authorized Officer

         Reference is hereby made to the Amended and Restated Revolving Credit Agreement, dated as of December 31, 1995 (as amended or modified from time to time, the "Credit Agreement') among BALDWIN AMERICAS CORPORATION ("BAM"), BALDWIN TECHNOLOGY LIMITED ("BTL") (BAM and BLT being referred to collectively as the "Borrowers"), BALDWIN TECHNOLOGY COMPANY, INC. ("Baldwin"), the Lenders (as defined in the Credit Agreement) and NATIONSBANK, NATIONAL ASSOCIATION, as Agent (the "Agent"). Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

         Each Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Officer for all Borrowers under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of the corporation in which such individual holds office, such individual's corporate office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by each Borrower to act as Authorized Office on behalf of all of the Borrowers under the Loan Documents:

Name and                   Employer                  Corporate                  Specimen of
Address                                              Office                     Signature

_____________________      ____________________      ______________________     __________________________

_____________________      ____________________      ______________________     __________________________

_____________________      ____________________      ______________________     __________________________

_____________________      ____________________      ______________________     __________________________

Each Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of as an Authorized Officer.

                  This the ___ day of _____________________, 19  .

                                                BALDWIN AMERICAS CORPORATION
                                                           and
                                                BALDWIN TECHNOLOGY LIMITED

                                                By:___________________________
                                                Name:_________________________
                                                Title: Authorized Officer

                                 SCHEDULE 1.1-A

                             Alternative Currencies

                                1. Deutschmarks

                                2. Pounds Sterling

                                3. Japanese Yen

                                4. Dutch Gilder

                                5. Swedish Krone

                                  SCHEDULE 6.1

              Incorporation, Foreign Qualification and Ownership of
            Borrowers, Borrower Subsidiaries and Baldwin Subsidiaries

                                                                    SCHEDULE 6.1

                                                                                  JURISDICTION                    JURISDICTION
                                                                                OF INCORPORATION                WHERE QUALIFIED
                                                                                ----------------                ---------------
BALDWIN TECHNOLOGY COMPANY INC.                                                 Delaware                        Connecticut

A.      BALDWIN AMERICAS CORPORATION                                            Delaware                        Virginia
        1.      BALDWIN TECHNOLOGY CORPORATION                                  Connecticut                     California; Illinois

                a.      Kansa Corporation                                       Kansas                          --

        2.      ENKEL CORPORATION                                               Delaware                        Illinois
                a.      Enkel International Sales Corporation                   Illinois                        --
                b.      Enkel Foreign Sales Corporation                         U.S. Virgin Islands             --

        3.      MISOMEX OF NORTH AMERICA, INC.                                  Delaware                        Illinois

        4.      BALDWIN GRAPHIC SYSTEMS, INC.                                   Delaware                        California;
                                                                                                                Illinois;
                                                                                                                Connecticut

B.      BALDWIN EUROPE CONSOLIDATED INC.                                        Delaware                        --

        1.      BALDWIN EUROPE CONSOLIDATED B.V.                                The Netherlands                 N.A.
                a.      Baldwin Graphic Equipment BV                            The Netherlands                 N.A.
                b.      Baldwin German Capital Holding GmbH                     Germany                         N.A.
                        (1)     Baldwin-Gegenheimer GmbH                        West Germany/Frankfurt          N.A.
                                (a)     Baldwin Gegenheimer Ltd.                United Kingdom                  N.A.

                        (2)     Baldwin Auslandsbetelligungs Holding GmbH       Germany                         N.A.
                                (a)     Baldwin Hungaria Ltd.                   Hungary                         N.A.
                                (b)     Graphics Financing Ireland              Ireland                         N.A.
                                        i)      Altosle Ireland                 Ireland                         --
                        (3)     Misomax GmbH                                    Germany                         N.A.
                        (4)     Acrotec Betelligungsgellschaft GmbH             Germany                         N.A.
                                (a)     Jimek Gralotec GmbH                     Germany                         N.A.
                                (b)     Acrotec GmbH                            Germany                         N.A.

                c.      Baldwin U.K, Holding Limited                            United Kingdom                  N.A.
                        (1)     Misomax U.K. Limited                            United Kingdom                  N.A.
                                (a)     Dale Graphics U.K. Ltd.                 United Kingdom                  N.A.
                        (2)     Misomex Engineering Limited                     United Kingdom                  N.A.
                        (3)     Acrotec U.K. Limited                            United Kingdom                  N.A.
                        (4)     IVT Graphics U.K. Limited                       United Kingdom                  N.A.

                                                                    SCHEDULE 6.1


B. BALDWIN EUROPE CONSOLIDATED INC., 1 BALDWIN EUROPE CONSOLIDATED B.V. --
                                                                      CONTINUED


         d.  B S Holding AB                         Sweden                  N.A.
             (1)  Amal AB                           Sweden                  N.A.
             (2)  Misomex AB                        Sweden                  N.A.
                  (a)  AB Eslomatic                 Sweden                  N.A.
                  (b)  Misomex Marketing AB         Sweden                  N.A.
                  (c)  Opme Oy                      Finland                 N.A.
             (3)  Acrotec AB                        Sweden                  N.A.
                  (a)  Jimek International AB       Sweden                  N.A.

         e.  Misomex Italia                         Italy                   N.A.

         f.  Acrotec Sarl                           France                  N.A.

     2.  BALDWIN TECHNOLOGY FRANCE S.A.             France                  N.A.

C.   BALDWIN ASIA PACIFIC CORPORATION               Delaware                 --

     1.  BALDWIN-JAPAN LTD.                         Japan                   N.A.
         a.  Baldwin Japan Trading Ltd.             Japan                   N.A.
         b.  Kansai Baldwin Sales Ltd.              Japan                   N.A.

     2.  BALDWIN PRINTING CONTROL EQUIPMENT
          (BEIJING) COMPANY, LTD.                   China                   N.A.

     3.  BALDWIN ASIA PACIFIC LTD.                  Hong Kong               N.A.
         a.  Baldwin Graphic Equipment Pty. Ltd.    Australia               N.A.
         b.  Baldwin Printing Controls Ltd.         Hong Kong               N.A.

     4.  BALDWIN ASIA PACIFIC VC LIMITED            British Virgin Islands  N.A.

D.   BALDWIN TECHNOLOGY LIMITED                     Bermuda                   --




NOTE: Subsidiaries (as defined in the Note Agreement) are listed under their respective parent and are wholly owned subsidiaries of such parent companies.)

                                  SCHEDULE 6.3

                                 Actions Pending

                                      None.

LOAN LIENS              BALDWIN TECHNOLOGY COMPANY, INC.         SCHEDULE 8.3(a)
                                SCHEDULE OF LIENS

                                                                RELATED
BORROWER                                LENDER                  OBLIGATION              SECURITY
- --------                                ------                  ----------              --------
LIENS RELATED TO CAPITAL LEASE ASSETS:

STOBB DIVISION                          IBM                     $37,235                 AS400 SYSTEM W/ATTCH.
ENKEL CORP.                             VEXEL CORP.             $954,761                LAND AND BUILDING
ACROTEC UK                              VARIOUS*                GBP52,075               THREE AUTOMOBILES
IVT GRAPHICS UK                         VARIOUS*                GBP39,513               FIVE AUTOMOBILES
BALDWIN GEGENHEIMER GMBH                VARIOUS*                DM350,832               UNDERLYING LEASED ASSETS

*PER ATTACHED LISTINGS

LIENS RELATED TO OWNED ASSETS:

KANSA CORPORATION                       CITY OF EMPORIA         $336,416                LAND AND BUILDING (IRB)
AMAL AB                                 INDUSTRIKREDIT          SEK1,698,800            FIRST PRIORITY CHARGE OVER LAND AND
                                                                                          BUILDING (SEK2,600,000)
AMAL AB                                 NUTEK                   SEK160,800              CHARGE OVER LAND AND BUILDING (SEK300,000)
                                                                                          AND FLOATING CHARGE OVER OTHER ASSETS
                                                                                          (SEK900,000)
AMAL AB                                 SE BANKEN               CHECK OVERDRAFT         CHARGE OVER LAND AND BUILDING (SEK1,600,000)
MISOMEX AB                              SE BANKEN               SEK17,900,000           FIRST PRIORITY CHARGE OVER LAND AND
                                                                                          BUILDING (SEK13,800,000) AND FIRST
                                                                                          PRIORITY FLOATING CHARGE ON OTHER ASSETS
                                                                                          (SEK5,000,000)
ACROTEC AB                              NORDBANKEN              SEK9,000,000            FIRST PRIORITY FLOATING CHARGE OVER ASSETS
                                                                                          EXCL. LAND AND BUILDING (SEK11,000,000)
ACROTEC GMBH                            BEYERISCHE
                                        VEREINSBANK AG          DM195,000               CERTAIN FURNITURE AND EQUIPMENT
ACROTEC SARL                            BANQUE DE PICARDIE      FFR367,000              ONE AUTOMOBILE
IVT GRAPHICS UK                         SCOTTISH AMICABLE
                                        LIFE                    GBP18,000               RETIREMENT PLAN ASSETS
MISOMEX AB                              SWEDISH GOVERNMENT      SEK100,000              FLOATING CHARGE OVER OTHER ASSETS

LIENS RELATED TO GENERAL DEBT OBLIGATIONS:

MISOMEX ENGINEERING AND MISOMEX UK      BARCLAYS BANK           GBP30,000               DEBENTURE OVER INVENTORY AND RECEIVABLES --
                                                                                          BARCLAYCARD
                                                                GBP60,000               DEBENTURE OVER INVENTORY AND RECEIVABLES --
                                                                                          CUSTOMS GUARANTEE
                                                                GBP60,000               DEBENTURE OVER INVENTORY AND RECEIVABLES --
                                                                                          LINE OF CREDIT
MISOMEX AB                              SE BANKEN               SEK8,000,000            FLOATING CHARGE OVER OTHER ASSETS (SEK
                                                                                          8,000,000) -- OVERDRAFT FACILITY
ACROTEC AB                              SE BANKEN               SEK8,000,000            FLOATING CHARGE OVER OTHER ASSETS (SEK
                                                                                          8,000,000 -- OVERDRAFT FACILITY
AMAL AB                                 SE BANKEN               SEK8,911,000            FLOATING CHARGE OVER OTHER ASSETS (SEK
                                                                                          7,100,000) -- OVERDRAFT FACILITY
                                                                DM178,665               (INCL. IN ABOVE)
ACROTEC GMBH                            BEYERISCHE
                                        VEREINSBANK AG          DM2,200,000             CERTAIN MACHINERY AND EQUIPMENT --
                                                                                          OVERDRAFT FACILITY
ACROTEC GMBH                            DEUTSCHEBANK            DM3,750,000             RECEIVABLES -- OVERDRAFT/GUARANTEE FACILITY
ACROTEC AB                              NORDBANKEN              SEK4,500,000            FIRST PRIORITY CHARGE OVER LAND AND
                                                                                          BUILDING (SEK5,681,700) -- OVERDRAFT
                                                                                          FACILITY

BALDWIN-GEGENHEIMER GMBH                                         SCHEDULE 8.3(a)
GROSS INCL. INTEREST
LEASE OBLIGATIONS PER       NOV - 30 - 95
in DM

                     DEPRECIATION DEPRECIATION DEPRECIATION

                                                  TOTAL                   TOTAL                   TOTAL
Object                          1.rate          TO JUN 95               TO NOV 95               TO FY 96
- ----------------------------------------------------------------------------------------------------------------------

Maho Millngm.                   01.03.86        245.924                 245.924                 245.724
Yamazaki CNC - Vert.            15.01.87        203.439                 204.719                 205.231
Deckel CNC 102 - Vert.          01.04.87        147.711                 148.656                 149.412
Deckel Millm. 502 - Vert.       01.04.87         77.211                  77.706                  78.102
Promecan Shears                 15.11.87        137.679                 138.516                 138.516
Deckel Millngm. FP 4 M          15.11.87         90.366                  90.981                  31.104
Deckel Millngm. FP4A/T          01.01.89        239.589                 241.524                 241.911
Kern Lathe                      15.03.89        101.496                 102.176                 102.584
Amada CNC Punch                 01.02.89        508.244                 520.732                 520.732
CAD-System 1                    15.01.89        392.358                 394.993                 393.520
Mazak Lathe                     15.04.89        256.162                 257.882                 253.258
Kunz Shears                     01.05.89         21.694                  21.839                  21.984
Saw Kasto                       15.05.89         58.463                  58.853                  58.243
CAD-System 2-Plotter-CATIA      15.04.89         69.074                  68.539                  69.679
CAD-System 3-Plotter-           01.03.89        123.735                 123.750                 123.750
Electronic CAD 1                15.11.89         73.053                  73.543                  73.690
Cleaning System                 15.11.89        722.552                 223.906                 223.906
Electronic CAD 2                15.02.90          5.634                   5.674                   5.666
Infra Red Gas Analyzer          01.05.89        105.098                 105.808                 105.518
Milling Machine MAHO            15.06.90        313.842                 315.962                 318.506
Lathe WEILER                    15.06.90         93.719                  94.354                  95.116
CAD Sysem CATIA expens.         15.06.90         53.137                  53.502                  53.611
Ext. Deckel Mill. FP4A/T        01.07.90         49.224                  49.224                  49.224
EOP Hewlett Packard             15.05.90        974.734                 981.334                 987.934
Electronic CAD Oracle           15.05.90         19.732                  19.867                  19.884
Excentric Press ATP 63          01.10.90        175.635                 176.825                 178.491
Electronic Lift-Truck           01.10.90         57.156                  57.546                  56.092
CNC-Bending Machine             01.10.90        561.933                 565.748                 571.089
Furniture new building          01.10.90        148.554                 149.564                 150.978
Erw. EDP Hewlett Packard        15.03.91          2.361                   2.376                   2.301
Deckel FP 4 M                   01.01.91        100.752                 101.447                 102.420
Software Infoplan S u. S.       01.06.91        124.040                 124.885                 125.998
Software UNC                    01.06.91        160.085                 161.175                 162.483
Transformator                   01.07.91        110.487                 116.200                 124.197
Installations new building      01.07.91      1.261.708               1.345.398               1.462.563
2 CNC Machines                  01.06.91        748.005                 753.090                 759.192
2 Maho MH 500 M                 01.06.91        315.692                 317.837                 320.411
Office furniture                15.07.91        123.885                 124.745                 125.949
Software Infoplan/Furniture     04.11.91        412.504                 426.730                 430.832
Furniture new building          15.10.90        435.012                 437.967                 437.104
Hardware HP-Disks               01.01.92         45.798                  47.723                  48.108
Expansion HW HP Disk            01.08.92        132.245                 137.620                 138.695
Expansion SW INDUS              01.08.92        171.689                 177.460                 179.189
Truck                           01.07.92         15.198                  15.198                  15.198
Measuring device Balec          01.07.92         80.544                  80.169                  81.044
Office furniture                01.07.92         16.956                  17.651                  18.624
Sun protection                  01.07.92         15.780                  16.425                  17.328
Measuring device Micro MS 454   01.09.92         58.420                  60.780                  61.034
Mora 3 O                        15.10.92         43.563                  44.682                  45.123
Electronic lift truck           15.11.92         62.792                  65.167                  65.167
11 HP screens                   15.01.93         13.248                  13.798                  14.568
Office furniture                15.03.93         11.622                  12.122                  12.822
SW Fibu/KStre                   15.06.93         52.862                  54.792                  57.494
Umrollschneidmaschine           01.08.93         91.803                  97.904                 102.643
HW Upgrade/Memory exp.          15.01.94        108.456                 127.856                 131.736
Fifo. Kalkulation               15.01.94         34.272                  42.042                  45.894
HP Disk expension 2 GB          15.05.94         17.610                  17.745                  17.880
2 IBM Risk systems
  Model 6000/:                  01.08.94         37.301                  50.232                  56.927
Workstation for profit
  center                        01.06.95          3.590                  21.540                  45.605
CAD CATIA Update                15.09.95                                  8.733                  29.110
                                             ----------------------------------------------------------
TOTAL Lease Obligation                       10.344.628              10.602.135              10.461.365
                                             ==========================================================







Object                          FY 97           FY 98           FY 99           FY 2000         FY 2001
- -----------------------------------------------------------------------------------------------------------------------

Maho Millngm.
Yamazak CNC - Vert.
Deckel CNC 102 - Vert.
Deckel Millm. 502 - Vert.
Promecan Shears
Deckel Millngm. FP 4 M
Deckel Millngm. FP4A/T
Kern Lathe
Amada CNC Punch
CAD-System 1
Mazak Lathe
Kunz Shears
Saw Kasto
CAD-System 2-Plotter-CATIA
CAD-System 3-Plotter-
Electronic CAD 1
Cleaning System
Electronic CAD 2
Infra Red Gas Analyzer
Milling Machine MAHO
Lathe WEILER
CAD Sysem CATIA expens.
Ext. Deckel Mill. FP4A/T
EOP Hewlett Packard
Electronic CAD Oracle
Excentric Press ATP 63             238             238             238
Electronic Lift-Truck               78              78              78
CNC-Bending Machine                763             763             763
Furniture new building             202             202             202
Erw. EDP Hewlett Packard
Deckel FP 4 M
Software Infoplan S u. S.
Software UNC
Transformator                   13.710          13.710          13.710          13.710          13.710
Installations new building
2 CNC Machines
2 Maho MH 500 M
Office furniture                   172             172             172
Software Infoplan/Furniture        586             586             586             586
Furniture new building             591             591             591
Hardware HP-Disks
Expansion HW HP Disk
Expansion SW INDUS                 247             247             247             247
Truck
Measuring device Balec
Office furniture
Sun protection
Measuring device Micro MS 4S4      944
Mora 3 O                            63              63              63
Electronic lift truck
11 HP screens                      110
Office furniture                   250
SW Fibu/KStre                    4.246
Umrollschneidmaschine            8.124             677
HW Upgrade/Memory exp.
Fifo. Kalkulation                4.123
HP Disk expension 2 GB
2 IBM Risk systems
  Model 6000/:                   8.512           6.684             557
Workstation for profit
  center                        28.345           6.840           6.270
CAD CATIA Update                26.292           8.724           5.556             926
                                ----------------------------------------------------------------------
TOTAL Lease Obligation          97.886          39.575          29.033          15.469          13.710
                                ======================================================================

                                                                 SCHEDULE 8.3(a)

LIENS


Acrotec SARL

Lien on one automobile owned by the company securing the company's obligations under a loan dated 08/26/94 with Banque de Picardie, as lender.


IVT Graphics UK Ltd

Lien on five automobiles (Volvo, Rover, Jaguar, Volvo and Renault) owned by the company securing the company's obligations under a loan agreement dated 12/28/93 with VOCS Finance (Volvo), 02/21/93 with Rover Finance Ltd (Rover), 07/04/94 with Jaguar Cars Finance Ltd (Jaguar), 12/08/93 with VOCS Finance (Volvo) and 01/23/95 with Roy Scot Trust (Renault), respectively, as lender.

Acrotec UK Ltd

Lien on three automobiles (Jaguar, BMW and Ford) owned by the company securing the company's obligations under a loan agreement dated 10/24/94 with Jaguar Cars Finance Ltd (Jaguar), 04/15/94 with BMW Finance (BMW), 07/03/95 with Ford Credit (Ford) respectively, as lender.

                                 SCHEDULE 8.3(f)

1. Consulting Agreements, dated as of January 1, 1990, between each of Baldwin Europe Consolidated, Inc. ("BEC"), Baldwin Americas Corporation ("BAM") and Baldwin Asia Pacific Corporation ("BAP") and Polestar Ltd.

2.      Employment Agreement dated as of July 1, 1990 between BTI and Wendell
        M. Smith.

3. Amendment to Employment Agreement dated August 21, 1995 between BTI and Wendell M. Smith.

4.      Consulting Agreement dated as of July 1, 1989 between BAP and A-Plus
        Ltd.

5. Employment Agreement dated as of November 16, 1988 between Baldwin-Japan Limited and Akira Hara.

6. Amendment to Employment Agreement dated August 15, 1995 between Baldwin-Japan Limited and Akira Hara.

7.      Employment Agreement dated as of August 5, 1993 between BTI and Gerald
        A. Nathe.

8. Loan and Pledge Agreement dated November 30, 1993 between BTI and Gerald A. Nathe.

9.      Loan and Pledge Agreement dated March 11, 1994 between BTI and William
        J. Lauricella.

10. Consulting Agreement dated as of July 1, 1991 between BTI and Judith G. Hyers, as amended on June 1, 1993 and March 2, 1994.

11. Letter Agreement among Judith G. Hyers, Wendell M. Smith, Akira Hara, William J. Lauricella, D. John Youngman and the Company dated February 18, 1994.

12.     Agreement dated as of July 1, 1994 between BTI and Judith G. Hyers.

                                 SCHEDULE 8.4(a)

                          Existing Junior Indebtedness

                                      None.

LOAN/CL             BALDWIN TECHNOLOGY COMPANY, INC.             SCHEDULE 8.4(b)
                       SCHEDULE OF CAPITAL LEASES


                                                  RELATED
BORROWER                LENDER                  OBLIGATION              SECURITY
- --------                ------                  ----------              --------

STOBB DIVISION          IBM                       $37,235                AS400 SYSTEM W/ATTCH.
ENKEL CORP.             VEXEL CORP.              $954,781                LAND AND BUILDING
ACROTEC UK              VARIOUS*                GBP52,075                THREE AUTOMOBILES
IVT GRAPHICS UK         VARIOUS*                GBP39,513                FIVE AUTOMOBILES
BALDWIN GEGENHEIMER
  GMBH                  VARIOUS*                DM350,832                UNDERLYING LEASED ASSETS



*PER ATTACHED LISTINGS

                                 SCHEDULE 9.1(k)

                       Permitted Holders of More than 49%
                            Voting Control of Baldwin

     Name                                        Title
     ----                                        -----
     Wendell M. Smith                            Chairman

     Gerald A. Nathe                             President and Chief Executive Officer

     Akira Hara                                  Vice-President

     William J. Lauricella                       Chief Financial Officer and Treasurer